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                                  FEBRUARY 29,

                                     2 0 0 0

                               SEMI-ANNUAL Report
                              WEBS INDEX FUND, INC.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholder:

     We are pleased to present the semi-annual report for WEBS Index Fund, Inc. (the "Fund") covering the six-month period from September 1, 1999 through February 29, 2000. The semi-annual report contains important information about the performance of your investment, a manager's discussion and analysis for each WEBS Index Series from the Fund's Investment Adviser, Barclays Global Fund Advisors, as well as important financial information.

     Each WEBS Index Series seeks to provide broad-based exposure to a particular country's stock market by tracking the performance of a Morgan Stanley Capital International ("MSCI") Index. The Investment Adviser's discussion contains information about performance and tracking for each of the WEBS Index Series.

GROWTH ACTIVITY

     With your help, the WEBS Index Fund has continued to grow as an efficient way to invest in selected foreign equity markets. As of February 29, 2000, net assets of the seventeen WEBS Index Series have grown to $1.907 billion, representing a 20% growth since August 31, 1999 and an 84% increase from net assets of $1.038 billion at February 28, 1999.

     Because the value of total net assets fluctuates with the performance of the respective foreign equity markets, we believe that the number of shares outstanding offers a better indicator of WEBS' attractiveness to investors. Like net assets, share growth continues to show an impressive trend. Shares outstanding are now at 130.5 million, an increase of 31% from February 28, 1999. The sustained increase in shares outstanding shows the growing acceptance of WEBS among investors as a way to access seventeen foreign equity markets.

INTERNATIONAL PERFORMANCE

     As in our domestic market, the technology, media and telecommunications ("TMT") sectors provided the impetus for the favorable performance of many international markets in the six months ending February 29, 2000. Countries with heavier weight in the TMT sectors outperformed the others. The MSCI Sweden Index, for instance, with Ericsson having a greater than 40% weighting was up 79.85%. The MSCI Canada Index, with telecommunications giant BCE and Nortel Networks, a telecommunications-equipment company, returned 39.00% for the six-month period. Other strong performing indices included Mexico (Free) up 38.09%, Germany up 33.45%, France up 24.84%, Hong Kong up 21.56%, Italy up 23.42%, and to a lesser extent, Japan up 14.17% and Spain up 16.17%.

     On the flip side, the markets in Austria and Switzerland declined during the period. The Austria Index, down 16.74%, continued to try to recover from the Russian crisis while Switzerland's interest-rate sensitive stocks in the insurance, banking and pharmaceutical sectors failed to capture investor interest, leaving the Switzerland Index down 10.42% for the period. Belgium, too, found itself underweighted in the TMT industries and more heavily weighted toward financial and utility stocks, which were hit by higher interest rates. The MSCI Belgium Index fell 22.03%.

     A surprise  rally in the MSCI  Malaysia  Index,  up  33.41%,  was helped by
Malaysia's  upcoming   re-instatement  to  the  MSCI  Emerging  Markets  Indices
effective in May.

SPECIAL NOTE WITH RESPECT TO MALAYSIA

     On September 1, 1998, the Malaysian government imposed capital restrictions that prompted the Malaysia (Free) WEBS Index Series (the "Malaysia Series") to suspend sales of creation units of WEBS. The 12-month ban on the repatriation of foreign portfolio funds was lifted on September 1, 1999. The Malaysia Series continues to receive regulatory relief from Bank Negara Malaysia, the Malaysian Central Bank. The relief permits the Malaysia Series to honor requests, in proper form, for the redemption of Creation Units of the Malaysia Series through the delivery of Malaysian ringgits to a redeeming investor's account at a duly licensed Malaysian institution. WEBS of the Malaysia Series have frequently traded at significantly different prices than their net asset values because of the disruption to the creation/redemption mechanism. The Malaysia Series continues its efforts to resume "in-kind" creations and redemptions, but there can still be no assurance that the required Malaysian approvals will be granted. The Fund is also reviewing the possibility of offering Creation Units of the Malaysia Series for cash.

UPCOMING SPECIAL MEETING OF SHAREHOLDERS

     On January 28, 2000 the Board of Directors took a number of actions relating to the management and distribution arrangements of the Fund, some of which are subject to shareholder approval. A special meeting of shareholders of the Fund has been called for May 5, 2000 at which all shareholders will have the opportunity to vote upon proposed amendments to the Fund's advisory agreement. In addition, shareholders of the Canada, Japan, and United Kingdom WEBS Index Series will vote on changing these Series from diversified to nondiversified funds. The proxy statement relating to the special meeting contains a detailed description of each proposal, and you should review it carefully before voting.

CONCLUSION

     The continued popularity of the seventeen WEBS Index Series continues because investors such as yourself understand that the WEBS Index Fund, Inc. provides an easy, relatively inexpensive way to access any of seventeen different foreign stock markets.

     We thank you for your continued support of and confidence in WEBS Index Fund, Inc. and hope the Fund will continue to meet your portfolio needs.

     Sincerely,

     /s/ Nathan Most
     ---------------
     Nathan Most
     Chairman and President
     WEBS Index Fund, Inc.

--------------------------------------------------------------------------------

INTRODUCTION

     In the following pages, the WEBS Index Series' managers discuss the performance of each WEBS Index Series. The introduction serves to introduce Barclays Global Fund Advisors as the Investment Advisor for each WEBS Index Series and to provide an overview of how the Series track their respective index. In addition, it will define some of the key factors, which contribute to the performance against the benchmarks.

     Each WEBS Index Series invests in a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the corresponding MSCI Index. Certain WEBS Index Series may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility to comply with diversification and other regulatory requirements.

     Portfolio sampling is a highly disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. No attempt is made to manage the WEBS Index Series using economic or market analysis. Because of portfolio sampling, the composition of each WEBS Index Series will vary from that of its benchmark MSCI Index. This may cause performance to vary positively or negatively from that of its corresponding MSCI Index during any period.

     There are several important factors that should be kept in mind when reviewing the performance of each WEBS Index Series. First, the MSCI Indices are unmanaged and, therefore, do not bear management, administration, distribution, transaction or other expenses, while the WEBS Index Series do incur such expenses, thereby impacting the performance of the WEBS Index Series.

     Second, regulatory constraints may also adversely impact the Investment Advisor's ability to "optimize" the portfolios of certain WEBS Index Series through the use of portfolio sampling. Each WEBS Index Series must comply with the asset diversification tests of Subchapter M of the Internal Revenue Code at the end of each quarter of its taxable year. The principal regulatory constraints that affect each Series' performance are the "Single Issuer Rule" and the "5/50 Rule".

     The "Single Issuer Rule" generally requires that not more than 25% of the value of a WEBS Index Series' total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Telefonos de Mexico, an issuer in which the Mexico (Free) WEBS Index Series invests, has two classes of shares (A and B shares), that have a collective weighting in the corresponding MSCI Index of 31.30% at the end of the semi-annual period. Because of the "Single Issuer Rule", the Index Series cannot hold any combination of the two share classes above 25%.

     The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of the Index Series' total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Hong Kong Index was 89% at the end of the semi-annual period. To comply with the Rule, the Hong Kong WEBS Index Series must be underweight in some of these stocks relative to the benchmark, and therefore overweight in other stocks.

     The Investment Company Act of 1940 generally requires funds that are "diversified" to have no more than 25% of their net assets invested in securities that have a greater than 5% weighting. At present, only the Canada, Japan and United Kingdom WEBS Index Series are classified as diversified. Because of recent changes in the local markets, the benchmark indices for the Canada and United Kingdom WEBS Index Series have become non-diversified and the benchmark index for the Japan WEBS Index Series has become less diversified. The need for compliance with the Investment Company Act diversification test resulted in significant misweightings of certain securities in the Canada WEBS Index Series in recent times, adversely affecting performance compared to the Series' benchmark. Shareholders of the Canada,

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                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Japan and United Kingdom WEBS Index Series are being asked to vote on changing such Series from diversified to nondiversified funds at a Special Meeting of the Fund's shareholders to be held on May 5, 2000.

     A third factor that causes performance of the WEBS Index Series to differ from that of their respective MSCI Indices is "revenue differential". The dividend revenues accrued by the WEBS Index Series differ from those of the MSCI Indices both in amount (principally as a result of the portfolio sampling techniques described above) and timing. The WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices allocate annual dividend revenues evenly over a 12-month period. In addition, some of the WEBS Index Series are subject to withholding taxes at rates that are more favorable than the rates assumed by the benchmark MSCI Indices, and this factor may affect the relative performance of such WEBS Index Series. Also, while the sole source of revenues for the MSCI Indices is dividends, the WEBS Index Series receive interest on uninvested cash and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

     Finally, uninvested assets held by the WEBS Index Series affect performance relative to their respective benchmark indices. Cash and deferred organizational expenses are the principal "unequitized" assets of the WEBS Index Series. In contrast, the MSCI Indices are always fully invested in the underlying stocks and thus do not reflect any "unequitized" assets. "Cash drag" refers to the portion of a WEBS Index Series that is not invested in stocks. The effect of "cash drag" will tend to cause each WEBS Index Series to outperform its benchmark index in falling markets and underperform the benchmark index in rising markets.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
AUSTRALIA

     PERFORMANCE REVIEW

     The total return of the Australia WEBS Index Series (the "Australia Series") was 1.36% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 2.68% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Australia Series underperformed the benchmark by 1.22% during this period as a result of portfolio sampling and expenses. The impact of portfolio sampling (1.57%), and expenses (0.48%), was somewhat mitigated by a revenue differential benefit of 0.74%. In particular, the Series was overweighted in several of the poorly performing sectors such as metals (down 50.19%) and multi-industry (down 52.89%). It was also underweighted in broadcasting and publishing, one of the market's top performers, returning 94.72% for the period.

     KEY MARKET CONDITIONS

     While the  Australian  market  regained  some of its  vitality  following a downturn in September and October, positive returns were heavily concentrated among a few select sectors. In fact, for the six-month period overall, only the broadcasting and publishing sector ended with positive gains. Notable underperformers included forest products and paper, and appliances and household durables.

     On the economic front, the economy continued to gain strength as consumer, information technology and housing-related spending pulled fourth-quarter gross domestic product (GDP) up to a projected year over year increase of 1.2%. 1999 GDP growth reached 4.2%. Housing-related spending has been strong due in part to low interest rates and the fact that building costs will rise once new tax laws take effect in July 2000. Economic activity received further support from a recovery in export growth. With global growth becoming increasingly more synchronized, Australian resource companies are expected to benefit from higher commodity prices.

     In light of the resilience of demand conditions, tightening of the labor market and the ongoing rise in oil prices, the Reserve Bank of Australia (RBA) tightened monetary policy by raising interest rates by 0.25% on November 3, 1999 -- the first tightening in five years. This was followed by a 0.50% increase on February 2, 2000, which took the cash rate to 5.5%. While it was greater than expected, the move had a positive impact on markets, indicating that the RBA is prepared to keep inflation well within their 2% to 3% target range.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            AUSTRALIA WEBS INDEX SERIES VS. THE MSCI AUSTRALIA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Australia WEBS Index Series            MSCI Australia Index
                  ---------------------------            --------------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,388                             10,383
02/28/97                      11,048                             11,054
08/31/97                      11,035                             10,990
02/28/98                      10,799                             10,880
08/31/98                       8,486                              8,724
02/28/99                      10,607                             10,994
08/31/99                      11,208                             11,471
02/29/00                      11,361                             11,778

            Past performance is not predictive of future performance

                                                         Value
                                                   February 29, 2000
                                                   -----------------
              Australia WEBS Index Series               $11,361*
              MSCI Australia Index                      $11,778

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE            SINCE
                                            YEAR          INCEPTION
                                            -----         ---------
Australia WEBS Index Series                 7.11%           3.26%
MSCI Australia Index                        7.14%           4.21%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
AUSTRIA

     PERFORMANCE REVIEW

     The total return of the Austria WEBS Index Series (the "Austria Series") was (16.32%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned (16.74%) over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Austria Series outperformed the benchmark by 0.42% during this period primarily as a result of the positive impact of portfolio sampling 1.43%, which more than offset the effects of expenses (0.60%), and revenue differential (0.59%). In particular, the Series' overweighted position in materials and commodities contributed to its outperformance.

     KEY MARKET CONDITIONS

     The Austrian market was hit hard by the Russian crisis in 1998 and spent much of 1999 trying to recover. Unfortunately, while the market managed to end the year in positive territory, gains were more than reversed in the first several months of 2000. With a quarter of the market capitalization of the Index represented by banking stocks, concerns over the direction of global interest rates took a heavy toll. The Austrian market has been struggling to attract entrepreneurial, high-growth telecommunications and Internet companies to permit it to catch up with its rival exchanges.

     On the other hand, Austria enjoyed a relatively sound economic environment. Gross domestic product is expected to have expanded 2.1% in 1999. Employment prospects continued to improve with the unemployment rate falling to 4.1% in October, the third best in Euroland. Consumer prices rose only 0.5% through the first three-quarters of the calendar year, the lowest inflation rate in four decades. Business optimism and consumer confidence remains high.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              AUSTRIA WEBS INDEX SERIES VS. THE MSCI AUSTRIA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Austria WEBS Index Series             MSCI Austria Index
                     -------------------------             ------------------
03/12/96                     $10,000                            $10,000
08/31/96                       9,661                             10,073
02/28/97                       9,401                              9,848
08/31/97                       9,764                              9,928
02/28/98                      10,535                             11,513
08/31/98                       9,975                             10,770
02/28/99                       9,403                             10,353
08/31/99                       9,108                              9,906
02/29/00                       7,622                              8,247

            Past performance is not predictive of future performance

                                                         Value
                                                   February 29, 2000
                                                   -----------------
              Austria WEBS Index Series                  $7,622*
              MSCI Austria Index                         $8,247


                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE             SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Austria WEBS Index Series                 (18.94)%         (6.61)%
MSCI Austria Index                        (20.33)%         (4.74)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
BELGIUM

     PERFORMANCE REVIEW

     The total return of the Belgium WEBS Index Series (the "Belgium Series") was (22.15%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned (22.03%) over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Belgium Series underperformed the benchmark by 0.12% during this period as the positive effects of portfolio sampling, 0.84%, and cash drag, 0.35%, were mitigated by the impact of expenses (0.64%) and revenue differential (0.67%).

     KEY MARKET CONDITIONS

     The Belgian market strongly lagged the returns of the rest of Europe. Even taking into account 1998's exceptionally strong year, market composition had everything to do with its underperformance. For one, the Belgian market is seriously underweighted in high-tech and telecommunication companies. The absence of a major telecommunications carrier has been an overwhelmingly negative factor. It is also heavily weighted toward financial and utilities stocks, which were adversely affected by higher interest rates. Moreover, the fact that there are few Belgian companies included in the European indices has discouraged investors in search of liquidity.

     Another key factor in the market downturn has been the shift by Belgian institutional investors to markets outside Belgium. This factor, and the lack of enthusiasm for Belgium by other European money managers, who have not given the Belgian market its market-cap weighting, has adversely affected prices of Belgian stocks.

     The Belgian economy, on the other hand, enjoyed a relatively good year. Toward the end of 1999, Belgium's sentiment indicator reached record levels on the tail of a better fiscal environment, healthy employment prospects and accelerated global growth. Real GDP growth, while not outstanding, is projected to reach 2.2% for 1999.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              BELGIUM WEBS INDEX SERIES VS. THE MSCI BELGIUM INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Belgium WEBS Index Series             MSCI Belgium Index
                     -------------------------             ------------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,501                             10,496
02/28/97                      11,204                             11,595
08/31/97                      11,474                             11,662
02/28/98                      13,161                             13,768
08/31/98                      15,996                             17,633
02/28/99                      16,752                             19,637
08/31/99                      15,836                             18,184
02/29/00                      12,329                             14,178

            Past performance is not predictive of future performance

                                                        Value
                                                  February 29, 2000
                                                  -----------------
             Belgium WEBS Index Series                 $12,329*
             MSCI Belgium Index                        $14,178



                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE            SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Belgium WEBS Index Series                 (26.41)%          5.41%
MSCI Belgium Index                        (27.80)%          9.19%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
CANADA

     PERFORMANCE REVIEW

     The total return of the Canada WEBS Index Series (the "Canada Series") was 28.77% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 39.00% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Canada Series underperformed the benchmark by 10.23% primarily as a result of portfolio sampling (9.33%), although expenses (0.66%), also detracted from returns.

     This significant underperformance in portfolio sampling was mostly attributed to the Canada Series' underweighted position in telecommunication and technology companies, which outperformed significantly in the six-month period. In particular, because the Series is "nondiversified" for purposes of the Investment Company Act, it was obligated to take an increasingly underweight position in telecommunications giant BCE and Nortel Networks, a telecommunications-equipment company. From October through the end of February, the portfolio was underweight an average of 6.5% in BCE, which returned 73%, contributing (4.8%) to the total performance. Similarly, the Canada Series was underweight an average of 5.0% in Nortel, which returned 77%, adding (3.9%) to the underperformance.

     Key Market Conditions

     The Canadian market demonstrated considerable strength over the period, but leadership remained narrowly focused among a few select sectors. Telecom and technology stole the limelight, with both sectors returning well over 100%. Utility companies fared the worst in this narrow market, losing over 40%.

     From the summer of 1997, when the Asian crisis began to unfold, until spring of last year, Canadian cyclical stocks significantly underperformed the market, although there is some evidence that 1999 saw the bottom in commodity prices. Fueled by global growth and strengthening commodity prices, Canada's cyclical companies are beginning to increase their earnings. The slide in commodity prices was also a key reason why the Canadian dollar was under downward pressure in 1998, but it has begun to recover.

     Canada's fiscal position, like that of the US, has benefited from strong growth, low inflation and a rising budget surplus. For years, this temperate environment fueled gains in the bond market which surpassed those in the equity market. Fortunately, after more than nine years, the cycle was broken in November of last year on the back of Asian-led recovery, a spate of mergers and acquisitions and the technological revolution.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               CANADA WEBS INDEX SERIES VS. THE MSCI CANADA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Canada WEBS Index Series               MSCI Canada Index
                     ------------------------               -----------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,463                             10,521
02/28/97                      12,569                             12,713
08/31/97                      13,445                             13,745
02/28/98                      14,322                             14,679
08/31/98                      10,529                             10,921
02/28/99                      12,717                             13,205
08/31/99                      14,711                             15,203
02/29/00                      18,943                             21,132

            Past performance is not predictive of future performance

                                                        Value
                                                  February 29, 2000
                                                  -----------------
             Canada WEBS Index Series                  $18,943*
             MSCI Canada Index                         $21,132


                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE           SINCE
                                            YEAR         INCEPTION
                                           ------        ---------
Canada WEBS Index Series                   48.96%          17.45%
MSCI Canada Index                          60.03%          20.73%

------------------

* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANCE

     PERFORMANCE REVIEW

     The total return of the France WEBS Index Series (the "France Series") was 23.07% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 24.84% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The France Series underperformed the benchmark by 1.77% during this period as a result of portfolio sampling (0.76%), expenses (0.48%), and revenue differential (0.49%). In particular, the France Series' overweighted position in several of the poorer performing sectors, such as beverages, tobacco and building materials, detracted from its performance. Additionally, securities selected through portfolio sampling in electrical, electronics and chemical companies contributed to the divergence.

     KEY MARKET CONDITIONS

     By any measure, investors in the French market should be pleased. Led by gains in telecommunications, media and technology, the French market ended the year as one of Europe's top performers. Underpinning the spectacular gains in these sectors was the convergence among content, Internet and mobile telephony. Their returns were so strong that they more than compensated for the negative returns in the "old economy" companies like food and household products and financial services.

     An increase in consumption and investment in the second half of the year boosted 1999 economic growth to 2.7% year over year. On average, consumer spending grew by 4.2% in 1999, a strong performance given both the exceptional results of 1998 and the relatively poor economic environment during the first half of the year. France also generated the world's second-highest trade surplus in 1999, underlining powerful growth at home and on the export markets. Meanwhile, inflation remains relatively low at below 1% and unemployment moved to a seven-year low at 10.6%, from a historic high of 12.6% in 1997.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               FRANCE WEBS INDEX SERIES VS. THE MSCI FRANCE INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     France WEBS Index Series               MSCI France Index
                     ------------------------               -----------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,495                             10,371
02/28/97                      12,177                             12,210
08/31/97                      12,237                             12,194
02/28/98                      14,880                             14,933
08/31/98                      16,492                             16,500
02/28/99                      18,010                             18,103
08/31/99                      19,957                             19,836
02/29/00                      24,561                             24,763

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            France WEBS Index Series                  $24,561*
            MSCI France Index                         $24,763

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE            SINCE
                                            YEAR         INCEPTION
                                           ------        ---------
France WEBS Index Series                   36.38%          25.38%
MSCI France Index                          36.79%          25.64%

------------------

* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
GERMANY

     PERFORMANCE REVIEW

     The total return of the Germany WEBS Index Series (the "Germany Series") was 30.33% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 33.45% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Germany Series underperformed the benchmark by 3.12% during this period as a result of portfolio sampling (1.99%), revenue differential (0.51%), and expenses (0.47%). In particular, the Germany Series' overweighted position in the poorly performing utilities sector, (down 22.50%), and underweighted position in the outperforming broadcasting and publishing sectors, up 61.87%, caused returns that lagged the Index.

     KEY MARKET CONDITIONS

     After a relatively unspectacular start to 1999, the German market staged its comeback at the start of November to end the six-month period with impressive gains. Recent restructuring across corporate Germany was a key driver of positive sentiment, with takeover activity and speculation in the telecom and banking sectors driving the market to new highs. Germany was also swept into the buying frenzy in European technology and media companies. Finally, global economic recovery began to benefit Germany's capital goods companies; the country accounts for a quarter of Western Europe's industrial sector.

     The German economy has also provided a favorable backdrop to gains in the stock market. The rate of economic growth continues to increase and is set to reach 2.9% year on year in mid-2000, up from a mere 1.5% increase in 1999. This positive trend appears to continue with the recent announcement of tax incentives for corporations and individuals. The German government plans to reduce corporate taxes from 40% to 25%, abolish the 50% capital gains tax levied when corporations sell shares in other corporations, and reduce the maximum personal tax rate from 53% to 45% between the years 2001 to 2005. In spite of the strengthening economy, there are no domestic inflationary pressures visible. Oil prices and the weaker Euro are the only forces pushing CPI inflation higher.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              GERMANY WEBS INDEX SERIES VS. THE MSCI GERMANY INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Germany WEBS Index Series             MSCI Germany Index
                     -------------------------             ------------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,399                             10,451
02/28/97                      11,291                             11,476
08/31/97                      12,533                             12,778
02/28/98                      14,661                             15,107
08/31/98                      15,752                             16,102
02/28/99                      16,117                             16,643
08/31/99                      16,862                             17,112
02/29/00                      21,975                             22,837

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Germany WEBS Index Series                 $21,975*
            MSCI Germany Index                        $22,837

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE            SINCE
                                            YEAR         INCEPTION
                                           ------        ---------
Germany WEBS Index Series                  36.35%          21.92%
MSCI Germany Index                         37.22%          23.11%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
HONG KONG

     PERFORMANCE REVIEW

     The total return of the Hong Kong WEBS Index Series (the "Hong Kong Series") was 14.26% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 21.56% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Hong Kong Series underperformed the benchmark by 7.30% during this period primarily as a result of portfolio sampling (6.54%), and expenses (0.48%).

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Hong Kong Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all of the weightings of over 5% in the MSCI Hong Kong Index was approximately 73% at February 29, 2000. As a result, most of the underperformance in Hong Kong was due to an approximate 5.5% underweight in the real estate sector, which returned 10.8%. However, within the real estate industry the returns varied greatly. The Hong Kong Series was, on average, underweight 6.5% in the best performing stock, Cheung Kong Holdings, which returned 53%. In addition, the Hong Kong Series had an approximate 3%
underweighting in Hutchinson Whampoa, which impacted returns as Hutchinson's share price returned 60.7% over the six-month period. The 5/50 Rule also caused the Hong Kong Series to be overweighted in several of the poorly performing sectors such as banking and leisure and tourism down (13.69%) and (33.04%), respectively, and underweighted in the telecommunications sector, which enjoyed strong gains in the period up 46.69%.

   KEY MARKET CONDITIONS

     A distinct gap existed between stocks that performed well and those that didn't -- a growth versus interest rate sensitive and cyclical stocks story. Witness the stellar performances of growth stocks such as technology, telecom and media, which were bolstered by their buoyant US counterparts, corporate activities and the promise of liberalized telecom and Internet-related markets in China. In contrast, the returns of banks and property companies were impacted severely by rising interest rates and sluggish private consumption. Slow growth in real wages is a major cause of weak private consumption. More recently the threat of further consolidation in the financial services and property sectors has put additional downward pressure on wages.

     Just how significant is the shift toward telecom from property-related stocks? At the start of 1997, real estate accounted for 37% of the Hang Seng Index with telecom a mere 7%. By the beginning of 2000, property accounted for 16% and telecom 32% of the Index.

     Following last year's fall in economic activity of over 5%, Hong Kong's recovery is moving steadily ahead. Supported by strong trade flows, rising retail sales and peaking unemployment, real GDP grew 8.7% in the fourth quarter of 1999 and 2.9% for the full year. Hong Kong's trade sector has benefited largely from China-related trade flows, while unemployment dipped to 5.7% in January.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            HONG KONG WEBS INDEX SERIES VS. THE MSCI HONG KONG INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Hong Kong WEBS Index Series           MSCI Hong Kong Index
                    ---------------------------           --------------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,322                             10,415
02/28/97                      11,868                             12,190
08/31/97                      12,159                             12,645
02/28/98                       9,197                              9,871
08/31/98                       5,567                              6,108
02/28/99                       7,630                              8,761
08/31/99                      10,606                             11,932
02/29/00                      12,117                             14,505

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Hong Kong WEBS Index Series               $12,117*
            MSCI Hong Kong Index                      $14,505

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE              SINCE
                                            YEAR           INCEPTION
                                           ------          ---------
Hong Kong Webs Index Series                58.82%            4.95%
MSCI Hong Kong Index                       65.55%            9.81%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
ITALY

     PERFORMANCE REVIEW

     The total return of the Italy WEBS Index Series (the "Italy Series") was 24.03% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 23.42% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Italy Series outperformed the benchmark by 0.61% as a result of the positive impact of portfolio sampling, 1.49%, which more than offset the effect of expenses (0.53%), and revenue differential (0.30%). The Italy Series benefited primarily from its underweighted position in utilities, which performed poorly, and its slightly overweighted positions in broadcasting and publishing and telecommunications -- the market's top performers.

     KEY MARKET CONDITIONS

     The Italian market maintained a common theme with the rest of the world: the outperformance of technology, media and telecommunications stocks. In particular, considerable gains in the telecommunications sector, which represents over 25% of the Index, drove the market upwards. Excluding these sectors, the Italian market has either been hovering quietly or sliding downward. Concerns about inflation had a negative impact on banking stocks. Retailers and building-related companies were among the hardest hit sectors in the period.

     After a long period of almost stagnant economic conditions, Italy is beginning to show some signs of improvement. With investment and the foreign sector providing the main drive, fourth quarter GDP grew close to 3% year on year to bring 1999 GDP growth up to 1.4%. The country, which had been hard hit after the Asian crisis, is just beginning to benefit from stronger demand in exports as a result of a weaker Euro. At the same time, unemployment fell from 11.5% to 11% in the third quarter of 1999, its lowest level in more than five years. Taking into account all these positive factors, Italys consumer confidence index (the ISAE) reached its highest level since it was first recorded in 1994. As a result of a declining budget deficit, the Italian government will probably propose a substantial tax cut, and will have lighter borrowing requirements.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                ITALY WEBS INDEX SERIES VS. THE MSCI ITALY INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Italy WEBS Index Series               MSCI Italy Index
                      -----------------------               ----------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,411                             10,333
02/28/97                      11,151                             11,102
08/31/97                      12,845                             12,862
02/28/98                      17,250                             17,297
08/31/98                      18,968                             19,129
02/28/99                      21,328                             21,666
08/31/99                      19,943                             19,963
02/29/00                      24,732                             24,638

            Past performance is not predictive of future performance

                                                    Value
                                              February 29, 2000
                                              -----------------
         Italy WEBS Index Series                   $24,732*
         MSCI Italy Index                          $24,638

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE            SINCE
                                            YEAR         INCEPTION
                                           ------        ---------
Italy WEBS Index Series                    15.98%          25.60%
MSCI Italy Index                           13.72%          25.48%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
JAPAN

     PERFORMANCE REVIEW

     The total return of the Japan WEBS Index Series was 14.59% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 14.17% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Japan Series outperformed the benchmark by 0.42% during this period primarily as a result of portfolio sampling.

     KEY MARKET CONDITIONS

     Despite disappointing news on the economy in recent months, the Japanese equity market continued to edge higher. Lured by the prospects of the "new economy" stocks in technology, media and telecom, investor enthusiasm pushed the Nikkei Dow Index beyond 20,000 in February 2000 for the first time in two-and-a-half years. As elsewhere, market strength has been narrowly based on technology, media and telecommunications stocks. Airlines, housing and energy-related companies were notable underperformers.

     Consistent with capital flows over the past several years, foreigners were net buyers of equities while domestic investors have been shy in returning to the market. However, much needed domestic support could come later this year when 49 trillion yen of postal deposits mature.

     Positive market news has been tempered by news on the economic front. Both private consumption and investment continued to show great weakness in spite of the extraordinarily loose monetary policy that put interest rates at 0% for most of 1999. Meanwhile, unemployment is at an historic high. As a result, the economy is back in recession with two back-to-back quarters of negative growth. Another sizeable fiscal package should ensure positive growth in 2000. However, net trade is seen as an important part of a self-sustained recovery. Moreover, a proposal to increase taxes on large domestic banks has led banking stocks to decline.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                JAPAN WEBS INDEX SERIES VS. THE MSCI JAPAN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Japan WEBS Index Series               MSCI Japan Index
                      -----------------------               ----------------
03/12/96                     $10,000                            $10,000
08/31/96                       9,689                              9,720
02/28/97                       8,060                              8,117
08/31/97                       8,529                              8,596
02/28/98                       7,366                              7,438
08/31/98                       5,682                              5,785
02/28/99                       6,867                              7,031
08/31/99                       8,986                              9,409
02/29/00                      10,297                             10,742

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Japan WEBS Index Series                   $10,297*
            MSCI Japan Index                          $10,742

                          AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Japan WEBS Index Series                    49.94%           0.74%
MSCI Japan Index                           52.79%           1.82%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
MALAYSIA (FREE)

     PERFORMANCE REVIEW

     The total return of the Malaysia (Free) WEBS Index Series (the "Malaysia Series") was 33.81% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 33.41% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Malaysia Series outperformed the benchmark by 0.40% primarily as a result of portfolio sampling, which contributed 1.76%, although positive results were offset by the negative impact of cash drag. Cash drag resulted from the Malaysian Series' average 3.3% position in cash during a period of remarkable market performance. The continuance of capital controls in Malaysia prompted the Malaysia Series to maintain higher than normal cash balances in order to facilitate distributions and pay expenses. Securities selected through portfolio sampling in electronic components and instruments positively contributed to the Malaysian Series' outperformance.

     KEY MARKET CONDITIONS

     After performing well throughout the first half of 1999, the Malaysian market flattened over the remainder of the year, causing it to lag regional markets. By the time the New Year rolled around, conditions were ripe for an equity market rally. Fueled by a sound economic recovery, lower political risk, earnings momentum, compelling valuations, increased foreign buying and improved liquidity, the market jumped 23.4% in the first two months of 2000.

     The rally in Malaysia's stock market has been helped by its reinstatement to the MSCI Emerging Markets Indices effective in May. The Malaysian market suffered from a significant pullout of foreign capital in 1999. Even after the government moved to ease the controversial capital controls, more than $1 billion was pulled from the market by foreign investors.

     The macroeconomic picture remains positive. Fourth quarter GDP surged 10.6%, higher than the 8.2% rise in the third quarter of last year, while full year GDP is expected at 4.8%. Domestic and external demands have also accelerated, providing a boon to manufacturing sales. Malaysia's trade surplus remains in excess of US $1 billion.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MALAYSIA (FREE) WEBS INDEX SERIES VS. THE MSCI MALAYSIA (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Malaysia (Free) WEBS Index Series     MSCI Malaysia (Free) Index
                ---------------------------------     --------------------------
03/12/96                    $10,000                            $10,000
08/31/96                     10,428                             10,512
02/28/97                     11,834                             12,172
08/31/97                      6,237                              6,385
02/28/98                      4,877                              4,890
08/31/98                      1,648                              1,657
02/28/99                      2,428                              2,852
08/31/99                      4,711                              5,050
02/29/00                      6,303                              6,737

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Malaysia (Free) WEBS Index Series          $6,303*
            MSCI Malaysia (Free) Index                 $6,737

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE               SINCE
                                               YEAR             INCEPTION
                                              -------           ---------
Malaysia (Free) WEBS Index Series             159.63%            (10.97)%
MSCI Malaysia (Free) Index                    136.22%             (9.47)%

------------------
*  The chart assumes a hypothetical  $10,000 initial  investment in the Malaysia
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
MEXICO (FREE)

     PERFORMANCE REVIEW

     The total return of the Mexico (Free) WEBS Index Series (the "Mexico Series") was 34.43% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 38.09% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Mexico Series underperformed the benchmark by 3.66% during this period as a result of portfolio sampling (3.29%), and expenses (0.56%).

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Mexico (Free) WEBS Index Series in this period, both the 5/50 and the Single Issuer Rules constrained the Investment Advisor's ability to optimize the Index Series. It is important to note that the sum of all the weightings of 5% or greater in the MSCI Mexico (Free) Index at February 29, 2000 was approximately 70%. In addition, Telefonos de Mexico A and L shares combined had a 37.3% weighting in the benchmark on such date. The Investment Advisor was required, therefore, to underweight the Telefonos de Mexico securities because of the Single Issuer Rule. The Mexico Series was therefore underweight in the telecommunications sector, which returned 76.5% in the six month period. As a result of the Single Issuer and 5/50 Rules, the Investment Advisor had to reallocate the Mexico Series' weight in favor of smaller-capitalization stocks, causing it to be overweighted in several of the poorer-performing sectors such as food and household products (down 18.6% in the period). Additionally, the Mexico Series' overweighted position in beverages and tobacco (down 2.0%) and underweighted position in broadcasting and publishing (up 112.6%) contributed to the divergence in returns.

     KEY MARKET CONDITIONS

     The Mexican market soared in the past six months as investors returned to the Mexican market in droves. The greatest gains were in the media, telecommunications and banking sectors. Most of the market's underperformers were in the food and beverage sector, which traditionally does better in years in which the overall market doesn't do well. Machinery and engineering and chemicals companies also performed poorly.

     Investors seem to have finally recognized that Mexico is in a different class from other emerging emarkets. However, one implication of this is that Mexico's fortunes are now more closely tied to US markets. As we saw in January, this is not always a positive. In fact, Mexico was the worst performing Latin American market that month as rising US interest rates and a fall in US-blue-chip stocks put an end to the Mexican rally. Higher rates hurt Mexican companies that finance themselves in the US, while the higher US bond yields caused investors to shift from Mexican stocks to the US money market in search of a safer haven.

     January's market weakness aside, Mexico's rally has been largely justified. Inflation ended the year well below initial market expectations, with forecasted inflation for 2000 of just over 12%. The budget and legislative process is producing better-than-expected results; the political landscape has improved; and GDP growth in 1999 was broader and stronger than analysts had expected at 3.7%.

     The recent good news was reinforced by Moody's announcement of the possibility of an upgrade of Mexico's debt to investment-grade rating. The prospect is a boost to consumer confidence and should aid the peso.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEXICO (FREE) WEBS INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Mexico (Free) WEBS Index Series       MSCI Mexico (Free) Index
                  -------------------------------       ------------------------
03/12/96                     $10,000                            $10,000
08/31/96                      11,592                             11,736
02/28/97                      12,820                             13,254
08/31/97                      15,675                             16,321
02/28/98                      15,311                             16,136
08/31/98                       8,750                              9,159
02/28/99                      12,108                             13,071
08/31/99                      14,605                             16,055
02/29/00                      19,632                             22,171

            Past performance is not predictive of future performance

                                                             Value
                                                       February 29, 2000
                                                       -----------------
            Mexico (Free) WEBS Index Series                 $19,632*
            MSCI Mexico (Free) Index                        $22,171

                           AVERAGE ANNUAL TOTAL RETURN
                                          ONE YEAR      SINCE INCEPTION
                                          --------      ---------------
Mexico (Free) WEBS Index Series            62.15%           18.51%
MSCI Mexico (Free) Index                   69.62%           22.19%

------------------
*  The chart assumes a  hypothetical  $10,000  initial  investment in the Mexico
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
NETHERLANDS

     PERFORMANCE REVIEW

     The total return of the Netherlands WEBS Index Series (the "Netherlands Series") was (0.77%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 1.57% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Netherlands Series underperformed the benchmark by 2.34% during this period as a result of portfolio sampling (1.14%), revenue differential (0.58%), and expenses (0.53%).

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Netherlands WEBS Index Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all of the weightings of 5% or greater in the MSCI Netherlands Index at February 29, 2000, was approximately 77%. As a result, the Investment Advisor had to reallocate the weight of several large-capitalization stocks in the benchmark in favor of smaller-capitalization stocks. This caused the Netherlands Series to be overweighted in several of the poorly performing sectors such as data processing and reproduction (down 42.6% for the period) and machinery and engineering (down 21.2%). Additionally, the Netherlands Series was underweighted in some of the top performing sectors such as electronic components and instruments (up 101.2%) and appliances and household durables (up 177.85%), contributing to relative underperformance.

     KEY MARKET CONDITIONS

     The Dutch market underperformed its Euroland rivals primarily because of its higher preponderance of energy-related stocks relative to the high-flying technology, media and telecommunications sectors. The financial services sector, another Dutch heavyweight, also performed poorly as concerns over interest rates dampened investor sentiment.

     Over the last several months, market strength has been underpinned by improving economic fundamentals and strong producer and consumer confidence levels. Because of the Dutch economy's international orientation, GDP growth in Euroland, Asia and the US has had a positive impact on its economy. On the basis of aggregated figures, companies in the AEX Index generate only 24% of their revenues in the Netherlands. The increase in foreign demand has fueled a surge in Dutch manufacturing production, which was up 5.0% in the fourth quarter 1999 compared with the fourth quarter of 1998. Production is now back at pre-Asian crisis levels. This improved economic situation has had a markedly positive effect on corporate earnings. As a result, 1999 GDP growth is forecasted at 3.0%, which would rise above its long-term average.

     At some point, however, the Netherlands stands to face inflationary pressures. With unemployment down to 3% and still declining, the implications of higher wages would have a pronounced effect on corporate profits. On average, a one-percentage point increase in wage costs amounts to almost 3% less net profit for Dutch-listed companies, so the importance of wage moderation is self-evident for Dutch companies.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NETHERLANDS WEBS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Netherlands WEBS Index Series         MSCI Netherlands Index
                   -----------------------------         ----------------------
03/12/96                     $10,000                            $10,000
08/31/96                      11,118                             10,974
02/28/97                      12,934                             12,949
08/31/97                      14,237                             14,680
02/28/98                      16,811                             17,273
08/31/98                      16,716                             16,824
02/28/99                      16,952                             17,573
08/31/99                      18,209                             18,862
02/29/00                      18,076                             19,157

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Netherlands WEBS Index Series             $18,076*
            MSCI Netherlands Index                    $19,157

                           AVERAGE ANNUAL TOTAL RETURN
                                               ONE            SINCE
                                              YEAR          INCEPTION
                                              -----         ---------
Netherlands WEBS Index Series                 6.59%           16.07%
MSCI Netherlands Index                        9.01%           17.78%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SINGAPORE (FREE)

     PERFORMANCE REVIEW

     The total return of the Singapore (Free) WEBS Index Series (the "Singapore Series") was (5.84%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned (4.43%) over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Singapore Series underperformed the benchmark by 1.41% during this period as a result of portfolio sampling (1.78%) and expenses (0.46%), while revenue differential of 0.76% helped mitigate returns.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Singapore Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all the weightings of over 5% in the MSCI Singapore (Free) Index was approximately 70% at February 29, 2000. This caused the Singapore Series to have overweight positions in several of the poorer performing sectors such as shipping (down 36.8%), real estate (down 35.2%) and multi-industry (down 27.2%).

     KEY MARKET CONDITIONS

     Singapore enjoyed a spectacular rise in its stock market in 1999, which brought its returns to 78% for the year. Since the beginning of the year, however, Singapore has experienced an equally spectacular fall, making it one of the region's worst performing markets in 2000. The Straits Times Index has fallen nearly 20% since the start of the year to the end of February. Among the hardest hit were the automobile sector and property-related companies.

     Last year, investors were heralding the policies the government had put in place to steer its economy through Asia's economic crisis. The economy expanded nearly 6% last year as exports surged, unemployment fell and companies were restructured. Money came pouring into the market as investors sought safe havens from Y2K complications. In stark contrast, this year, investors jittery from the market's inflated level, have been pulling money out of Singapore.

     Several factors help to explain why Singapore has underperformed so significantly. First, since property stocks remain a large component of the Index, interest rate concerns in the US have prompted a correction in Singapore's interest rate sensitive property stocks. Second, following the strong outperformance of its market last year, many institutional investors downgraded their holdings in Singapore equities. Moreover, the impending changes in the MSCI Emerging Markets Index to increase Taiwan's weighting on the back of Malaysia's admittance to the Index has prompted short-term capital outflows. Finally, Singapore's dearth of TMT (technology, media and telecommunications) stocks has left "new economy" enthusiasts looking elsewhere. Singapore's market capitalization is dominated by banks, properties and Singapore Telecom, none of which are seen as a proxy for the Internet.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) WEBS INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Singapore (Free) WEBS Index Series     MSCI Singapore (Free) Index
              ----------------------------------     ---------------------------
03/12/96                   $10,000                            $10,000
08/31/96                     9,327                              9,196
02/28/97                     9,720                              9,670
08/31/97                     7,137                              6,961
02/28/98                     5,687                              5,978
08/31/98                     2,763                              3,108
02/28/99                     4,914                              5,246
08/31/99                     6,756                              7,274
02/29/00                     6,361                              6,951

            Past performance is not predictive of future performance

                                                             Value
                                                       February 29, 2000
                                                       -----------------
            Singapore (Free) WEBS Index Series               $6,361*
            MSCI Singapore (Free) Index                      $6,951

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE                 SINCE
                                                YEAR               INCEPTION
                                               ------              ---------
Singapore (Free) WEBS Index Series             29.46%               (10.76)%
MSCI Singapore (Free) Index                    32.50%                (8.75)%

------------------
*  The chart assumes a hypothetical  $10,000 initial investment in the Singapore
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SPAIN

     PERFORMANCE REVIEW

     The total return of the Spain WEBS Index Series (the "Spain Series") was 9.77% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 16.17% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Spain Series underperformed the benchmark by 6.40% during this period primarily as a result of portfolio sampling, (5.94%), and revenue differential, (0.51%).

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Spain Series, because of the Single Issuer Rule, the Spain Series was obligated to underweight Telefonica (which returned 94.7% over the period) by approximately 6.3%. At the same time, the Investment Advisor had to reallocate the weight in favor of smaller capitalization stocks, causing the Spain Series to be overweighted in several of the poorly performing sectors such as real estate (down 29.4% for the period) and merchandising (down 25.1%).

     KEY MARKET CONDITIONS

     After experiencing hefty gains in the last two months of the year, the Spanish market began the new millennium on a weak note. A worsening interest rate scenario interrupted the market's vertical rally, but strength was regained as the enthusiasm for TMT stocks (technology/media/telecommunications) continued to drive returns. Against this narrow market, chemical and beverage and tobacco companies fared the worst with declines reaching nearly 40%.

     A constructive economic backdrop provided support to positive consumer sentiment. The Spanish economy, now into its sixth year of strong expansion, is expected to have grown 3.7% last year. The favorable outlook is expected to continue with the Spanish government's approval of the 1999 - 2003 Stability Program on January 21, 2000. Under this program, Spain's economy is expected to continue to grow more than the European Union at a rate of 3.7% in 2000 and an average of 3.3% in the three years from 2001 - 2003. The positive economy has brought needed relief to unemployment, which reached nearly 19% in 1998. An unfortunate side-effect of strong growth has been higher inflation rates than the average in the EU.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                SPAIN WEBS INDEX SERIES VS. THE MSCI SPAIN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Spain WEBS Index Series               MSCI Spain Index
                      -----------------------               ----------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,845                             10,917
02/28/97                      12,893                             13,066
08/31/97                      15,092                             15,379
02/28/98                      20,478                             21,053
08/31/98                      20,009                             20,589
02/28/99                      24,389                             24,970
08/31/99                      22,687                             23,707
02/29/00                      24,902                             27,540

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Spain WEBS Index Series                   $24,902*
            MSCI Spain Index                          $27,540

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE           SINCE
                                                YEAR        INCEPTION
                                               -------      ---------
Spain WEBS Index Series                          2.11%        25.82%
MSCI Spain Index                                10.29%        29.05%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SWEDEN

     PERFORMANCE REVIEW

     The total return of the Sweden WEBS Index Series (the "Sweden Series") was 61.38% for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned 79.85% over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Sweden Series underperformed the benchmark by 18.47% during this period primarily as a result of the impact of portfolio sampling, (17.10%). On a much smaller scale, expenses (0.55%), and revenue differential (0.77%), also detracted from returns.

     Portfolio sampling was by far the largest contributor to underperformance. In particular, due to the Single Issuer Rule constraint, the Sweden Series was 10% to 20% underweighted in Ericsson, which rose 197%. The Sweden Series was also overweighted in chemicals, industrial components and machinery and engineering, several of the market's underperformers.

     KEY MARKET CONDITIONS

     Global euphoria over technology, media and telecommunications (TMT) companies bode well for the TMT-heavy Swedish market. The total weight of these sectors is higher in the Swedish Index than in other European indices, allowing it to significantly outperform most other European markets in the period. One dominant stock in particular, Ericsson, the Index's largest stock (at over 40% of the MSCI Sweden Index) and the world's third biggest maker of mobile phones, surged to record highs, returning nearly 200% in the past six months alone.

     The Swedish market also benefited from record consumer confidence levels and strong liquidity. Consumer sentiment has received considerable support from positive employment prospects and government promises of substantial tax cuts. Private domestic demand has in turn fueled a powerful economic recovery, with 1999 GDP forecasted to finish the year up 3.5%. The current enthusiasm for spending seems unabated by a recent hike in interest rates. The Riksbank cited improvement in international economic prospects and higher than expected commodity prices as justification for the 0.50% increase in rates on February 4, 2000. Meanwhile, strong liquidity in the market has been driven by escalated foreign interest, which totaled nearly 40% at the end of 1999.

     The expected recovery in Euroland will only add to the impetus in Sweden. Because Sweden is a very open economy with exports accounting for about 44% of total output, an increase in EU economic growth has a direct impact on Sweden.

     The greatest disappointments were in the pulp and paper, pharmaceutical, and consumer goods and services sectors. Pharmaceuticals were one of the heaviest hit sectors largely as a result of the potential threat of a US Medicare drug benefit program with Federal price controls.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               SWEDEN WEBS INDEX SERIES VS. THE MSCI SWEDEN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Sweden WEBS Index Series               MSCI Sweden Index
                     ------------------------               -----------------
03/12/96                     $10,000                            $10,000
08/31/96                      11,413                             11,200
02/28/97                      13,357                             13,344
08/31/97                      14,847                             14,856
02/28/98                      16,353                             16,596
08/31/98                      15,659                             16,093
02/28/99                      16,748                             17,416
08/31/99                      19,589                             20,846
02/29/00                      31,615                             37,492

            Past performance is not predictive of future performance

                                                       Value
                                                 February 29, 2000
                                                 -----------------
            Sweden WEBS Index Series                  $31,615*
            MSCI Sweden Index                         $37,492

                           AVERAGE ANNUAL TOTAL RETURN
                                                   ONE         SINCE
                                                   YEAR      INCEPTION
                                                  -------    ---------
Sweden WEBS Index Series                           88.75%      33.61%
MSCI Sweden Index                                 115.27%      39.47%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SWITZERLAND

     PERFORMANCE REVIEW

     The total return of the Switzerland WEBS Index Series (the "Switzerland Series") was (7.86%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned (10.42%) over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The Switzerland Series outperformed the benchmark by 2.49% during this period as a result of portfolio sampling, which contributed 3.44%, while expenses, (0.52%), and revenue differential (0.39%), offset some of the gains.

     The Switzerland Series' performance was positively impacted by its overweighted positions in several outperforming sectors, including merchandising (up 18.6%), recreation and other consumer goods (up 41.4%) and business and public services (up 43.64%). The Switzerland Series' underweighted position in health and personal care, which performed poorly with (12.5%) returns, also contributed to its relative outperformance. The misweightings, which actually benefited the Switzerland Series' returns, were largely due to the Investment Advisor's adherence to the 5/50 Rule.

     KEY MARKET CONDITIONS

     It was a disappointing six months for the Swiss market. The nascent economic recovery in Europe and Asia and persistent concerns over interest rates worldwide produced sustained selling pressure in the Swiss market, which has a bias toward interest rate sensitive stocks. The insurance, banking, pharmaceuticals and food sectors, which make up nearly three-quarters of the total market capitalization, came under considerable selling pressure. In this environment, growth and technology stocks remained the focus of investor enthusiasm.

     While the market's performance has been lackluster, business performance has improved markedly since last summer. Consumer sentiment has been upbeat on the back of rising real income and a falling unemployment rate, which is now three percentage points lower than in 1996. Foreign demand for exports is also picking up, boosted by a weak currency. On the other hand, the weak currency and rising oil prices have put pressure on prices, prompting the Swiss National Bank to adjust short-term rates upwards.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SWITZERLAND WEBS INDEX SERIES VS. THE MSCI SWITZERLAND INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Switzerland WEBS Index Series         MSCI Switzerland Index
                   -----------------------------         ----------------------
03/12/96                     $10,000                            $10,000
08/31/96                      10,260                             10,319
02/28/97                      10,210                             10,347
08/31/97                      11,972                             11,998
02/28/98                      15,124                             16,271
08/31/98                      14,515                             15,609
02/28/99                      15,019                             16,706
08/31/98                      14,727                             15,974
02/29/00                      13,570                             14,310

            Past performance is not predictive of future performance

                                                        Value
                                                  February 29, 2000
                                                  -----------------
             Switzerland WEBS Index Series             $13,570*
             MSCI Switzerland Index                    $14,310

                           AVERAGE ANNUAL TOTAL RETURN
                                                   ONE        SINCE
                                                   YEAR     INCEPTION
                                                 --------   ---------
Switzerland WEBS Index Series                     (9.65)%      7.99%
MSCI Switzerland Index                           (14.35)%      9.44%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
UNITED KINGDOM

     PERFORMANCE REVIEW

     The total return of the United Kingdom WEBS Index Series (the "UK Series") was (5.73%) for the six-month period ended February 29, 2000, while the corresponding MSCI Index returned (4.67%) over the same time period.

     SIGNIFICANT PERFORMANCE FACTORS

     The UK Series underperformed the benchmark by 1.06% during this period as a result of the impact of expenses, (0.47%), portfolio sampling, (0.20%), and revenue differential, (0.31%).

     KEY MARKET CONDITIONS

     The incredible bull market that began in mid-October and roared to the end of the year quickly retreated with the advent of the millennium, bringing the market down below where it began the six-month period. The correction was largely prompted by the Bank of England's decision to raise its benchmark interest rates by 0.25% in early January and again in February, coupled with fears over increases in the United States. Only the "new economy" stocks such as technology, media and telecommunications managed to avoid significant correction.

     However, economic indicators remain strong. The economy continues to demonstrate good growth, with 1999 GDP forecast at 1.9%. Domestic demand has been especially buoyant and household expenditure rose by 4.5% in the fourth quarter, the fastest rate of growth in ten years, while real incomes are growing at the fastest rate in eight years. Robust economic growth is also being accompanied by low inflation. As a testament to the United Kingdom's relative success, UK 10-year bond yields recently dipped below German 10-year bond yields for the first time in a generation.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UNITED KINGDOM WEBS INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                United Kingdom WEBS Index Series       MSCI United Kingdom Index
                --------------------------------       -------------------------
03/12/96                    $10,000                            $10,000
08/31/96                     11,040                             11,078
02/28/97                     12,767                             12,996
08/31/97                     14,405                             14,601
02/28/98                     17,432                             17,851
08/31/98                     16,564                             16,742
02/28/99                     18,581                             18,971
08/31/99                     19,102                             19,461
02/29/00                     18,007                             18,552

            Past performance is not predictive of future performance

                                                                 Value
                                                           February 29, 2000
                                                           -----------------
            United Kingdom WEBS Index Series                    $18,007*
            MSCI United Kingdom Index                           $18,552

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                                YEAR         INCEPTION
                                               -------       ---------
United Kingdom WEBS Index Series               (3.09)%         15.96%
MSCI United Kingdom Index                      (2.21)%         16.83%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
AUSTRALIA WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           COMMON STOCK - BASKET          99.68%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.36%
  165,300  Email Limited                                          $    209,146
                                                                  ------------
           BANKING                        10.92%
  275,500  National Australia Bank Limited                           3,621,139
  429,519  Westpac Banking Corporation
             Limited                                                 2,743,630
                                                                  ------------
                                                                     6,364,769
                                                                  ------------
           BEVERAGES & TOBACCO             3.65%
  298,700  Coca-Cola Amatil Limited                                    592,581
  583,625  Foster's Brewing Group Limited                            1,533,502
                                                                  ------------
                                                                     2,126,083
                                                                  ------------
           BROADCASTING & PUBLISHING      24.07%
  504,600  News Corporation Limited                                  7,355,768
  533,600  News Corporation Limited - Preferred                      6,678,299
                                                                  ------------
                                                                    14,034,067
                                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    3.56%
  242,150  Boral Limited                                               346,537
  400,200  CSR Limited                                                 872,600
  188,500  James Hardie Industries Limited                             422,585
  163,589  Pioneer International Limited                               436,067
                                                                  ------------
                                                                     2,077,789
                                                                  ------------
           BUSINESS & PUBLIC SERVICES      3.04%
   70,644  Brambles Industries Limited                               1,774,632
                                                                  ------------
           CHEMICALS                       0.84%
  118,900  Orica Limited                                               486,369
                                                                  ------------
           CONSTRUCTION & HOUSING          0.26%
   52,200  Leighton Holdings Limited                                   152,291
                                                                  ------------
           ENERGY SOURCES                  6.02%
  301,600  Broken Hill Proprietary Company
             Limited                                                 2,980,926
  226,200  Santos Limited                                              532,110
                                                                  ------------
                                                                     3,513,036
                                                                  ------------
           FINANCIAL SERVICES              2.85%
  342,519  Colonial Limited                                          1,300,118
   76,908  Suncorp-Metway Limited                                      364,669
                                                                  ------------
                                                                     1,664,787
                                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       0.61%
  495,900  Goodman Fielder Limited                                     356,361
                                                                  ------------
           FOREST PRODUCTS & PAPER         1.52%
  240,700  Amcor Limited                                               887,028
                                                                  ------------
           GOLD MINES                      1.01%
  116,000  Newcrest Mining Limited*                                    309,925
  522,000  Normandy Mining Limited                                     278,933
                                                                  ------------
                                                                       588,858
                                                                  ------------
           HEALTH & PERSONAL CARE          1.04%
   45,269  CSL Limited                                                 606,132
                                                                  ------------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           INSURANCE                       4.28%
  190,327  AMP Limited                                            $  1,729,051
  169,078  QBE Insurance Group Limited                                 768,473
                                                                  ------------
                                                                     2,497,524
                                                                  ------------
           LEISURE & TOURISM               1.48%
  145,000  TABCORP Holdings Limited                                    863,872
                                                                  ------------
           MERCHANDISING                   3.71%
  295,742  Coles Myer Limited                                        1,238,817
  301,455  Woolworths Limited                                          923,917
                                                                  ------------
                                                                     2,162,734
                                                                  ------------
           METALS - NON FERROUS            5.45%
  620,600  M.I.M. Holdings Limited                                     392,608
  310,300  North Limited                                               524,112
   92,800  Rio Tinto Limited                                         1,328,048
  247,689  WMC Limited                                                 931,039
                                                                  ------------
                                                                     3,175,807
                                                                  ------------
           MULTI-INDUSTRY                  3.05%
  110,200  Howard Smith Limited                                        558,400
  400,200  Pacific Dunlop Limited                                      395,743
  304,500  Southcorp Limited                                           826,646
                                                                  ------------
                                                                     1,780,789
                                                                  ------------
           REAL ESTATE                     6.97%
  374,100  General Property Trust                                      588,217
  162,400  Lend Lease Corporation Limited                            2,134,566
  281,300  Stockland Trust Group                                       578,794
  401,969  Westfield Trust                                             760,419
                                                                  ------------
                                                                     4,061,996
                                                                  ------------
           TELECOMMUNICATIONS             14.25%
 1,770,856 Telstra Corporation Limited                               8,311,896
                                                                  ------------
           UTILITIES - ELECTRICAL & GAS    0.74%
   87,000  Australian Gas Light Company
             Limited                                                   430,155
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $58,162,603)                                     58,126,121
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.32%
           ENERGY SOURCES                  0.32%
  242,150  Origin Energy                                               185,762
                                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $461,974)                                           185,762
                                                                  ------------

           TOTAL INVESTMENTS
             (COST $58,624,577)(DAGGER)  100.00%                  $ 58,311,883
                                         =======                  ============

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $58,966,408.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $ 7,664,749
           Excess of tax cost over value                            (8,319,274)
                                                                   -----------
                                                                   $  (654,525)
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
AUSTRIA WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                                ----------
           COMMON STOCK - BASKET         100.00%
           BANKING                        23.19%
   48,372  Bank Austria                                             $2,105,074
                                                                    ----------
           BEVERAGES & TOBACCO             6.83%
   10,320  Austria Tabakwerke                                          411,353
    5,400  BBAG Oesterreichische Brau
             Beteiligungs                                              208,484
                                                                    ----------
                                                                       619,837
                                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    4.55%
   22,356  Wienerberger-Baustoffindustrie                              413,267
                                                                    ----------
           BUSINESS & PUBLIC SERVICES      4.68%
   11,796  Flughafen Wien                                              424,758
                                                                    ----------
           CHEMICALS                       1.98%
    3,300  Lenzing                                                     179,514
                                                                    ----------
           CONSTRUCTION & HOUSING          2.15%
    3,156  Bau Holding                                                 128,532
    1,800  Bau Holding Vorzug                                           66,722
                                                                    ----------
                                                                       195,254
                                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.95%
    3,984  Austria Mikro Systeme
             International*                                            177,213
                                                                    ----------
           ENERGY SOURCES                  9.67%
   11,220  OMV                                                         878,358
                                                                    ----------
           INSURANCE                       4.85%
    2,832  Generali Holding Vienna                                     440,325
                                                                    ----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                                ----------
           MACHINERY & ENGINEERING         8.97%
    1,284  BWT                                                      $  404,248
    6,936  VA Technologie                                              410,027
                                                                    ----------
                                                                       814,275
                                                                    ----------
           METALS - STEEL                  3.29%
    8,028  Boehler-Uddeholm                                            299,048
                                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   7.49%
    6,600  Mayr-Melnhof Karton                                         362,713
   11,700  RHI                                                         316,877
                                                                    ----------
                                                                       679,590
                                                                    ----------
           TRANSPORTATION - AIRLINES       3.87%
   22,380  Austrian Airlines                                           351,223
                                                                    ----------
           UTILITIES - ELECTRICAL & GAS   16.53%
   12,720  Oesterreichische
           Elektrizitaetswirtschafts -
             Class A*                                                1,500,231
                                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $11,189,217)                                      9,077,967
                                                                    ----------

           TOTAL INVESTMENTS
             (COST $11,189,217)(DAGGER)  100.00%                    $9,077,967
                                         =======                    ==========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $11,626,385.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $   198,186
           Excess of tax cost over value                            (2,746,604)
                                                                   -----------
                                                                   $(2,548,418)
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
BELGIUM WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     4.57%
    1,638  D'Ieteren NV                                            $   473,119
                                                                   -----------
           BANKING                        12.47%
    1,575  Dexia                                                       214,572
   28,182  KBC Bancassurance Holding                                 1,077,202
                                                                   -----------
                                                                     1,291,774
                                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.47%
    4,200  Gevaert NV                                                  152,449
                                                                   -----------
           CHEMICALS                       4.79%
    7,119  Solvay SA                                                   495,555
                                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.05%
    3,444  Barco NV                                                    419,458
                                                                   -----------
           ENERGY SOURCES                  1.51%
    1,239  Electrafina SA                                              156,748
                                                                   -----------
           FINANCIAL SERVICES              2.31%
    6,300  Algmene Maatschappij voor
             Nijverheidskredit NV (Almanij)                            238,986
                                                                   -----------
           HEALTH & PERSONAL CARE          4.85%
   14,700  UCB SA                                                      501,728
                                                                   -----------
           INDUSTRIAL COMPONENTS           4.25%
    9,975  Bekaert NV                                                  440,339
                                                                   -----------
           INSURANCE                      23.06%
   95,382  Fortis B                                                  2,387,672
                                                                   -----------


  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           MERCHANDISING                   9.56%
   11,361  Colruyt NV                                              $   459,410
    9,282  Delhaize-Le Lion SA                                         530,839
                                                                   -----------
                                                                       990,249
                                                                   -----------
           METALS - NON FERROUS            2.05%
    6,489  Union Miniere SA                                            212,418
                                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.74%
    2,667  Glaverbel SA                                                179,745
                                                                   -----------
           MULTI-INDUSTRY                  7.00%
    3,990  Compagnie Benelux Paribas SA
             (Cobepa)                                                  214,359
    2,352  Groupe Bruxelles Lambert SA                                 510,192
                                                                   -----------
                                                                       724,551
                                                                   -----------
           TRANSPORTATION-SHIPPING         1.36%
    3,255  Compagnie Maritime Belge SA
             (CMB)                                                     141,026
                                                                   -----------
           UTILITIES - ELECTRICAL & GAS   14.96%
    5,733  Electrabel                                                1,549,385
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,684,063)                                     10,355,202
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $12,684,063)(DAGGER)  100.00%                   $10,355,202
                                         =======                   ===========

--------------
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $13,374,713.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $    83,749
           Excess of tax cost over value                            (3,103,260)
                                                                   -----------
                                                                   $(3,019,511)
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
CANADA WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET          99.95%
           AEROSPACE & MILITARY TECHNOLOGY 4.47%
   30,000  Bombardier Incorporated - Class B                       $   601,654
      800  Spar Areospace Limited                                        3,722
                                                                   -----------
                                                                       605,376
                                                                   -----------
           BANKING                         9.93%
    2,496  Bank of Montreal                                             76,377
   23,096  Bank of Nova Scotia                                         444,093
   26,400  Canadian Imperial Bank of
             Commerce                                                  643,170
    6,400  National Bank of Canada                                      87,112
    2,200  Royal Bank of Canada                                         94,383
                                                                   -----------
                                                                     1,345,135
                                                                   -----------
           BEVERAGES & TOBACCO             5.79%
    9,496  Molson Company Limited - Class A                            159,357
   11,136  Seagram Company Limited                                     625,105
                                                                   -----------
                                                                       784,462
                                                                   -----------
           BROADCASTING & PUBLISHING       7.90%
    2,400  Quebecor Incorporated - Class B                              87,498
    8,000  Rogers Communications
             Incorporated - Class B*                                   271,813
   19,840  Thomson Corporation                                         711,013
                                                                   -----------
                                                                     1,070,324
                                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.65%
    3,200  Extendicare Incorporated -
             Class A*                                                    6,219
   20,800  Laidlaw Incorporated                                         63,504
    4,000  Moore Corporation Limited*                                   18,194
                                                                   -----------
                                                                        87,917
                                                                   -----------
           CHEMICALS                       2.05%
   17,696  Agrium Incorporated                                         153,666
    7,200  Methanex Corporation*                                        15,531
    2,400  Potash Corporation of
             Saskatchewan Incorporated                                 109,166
                                                                   -----------
                                                                       278,363
                                                                   -----------
           ELECTRICAL & ELECTRONICS       26.50%
   11,080  Newbridge Networks Corporation*                             384,478
   29,000  Nortel Networks Corporation                               3,207,788
                                                                   -----------
                                                                     3,592,266
                                                                   -----------
           ENERGY SOURCES                  5.51%
    7,496  Alberta Energy Company Limited                              203,544
    4,000  Anderson Exploration Limited*                                48,243
    3,200  Canadian Natural Resources
             Limited*                                                   68,367
      600  Canadian Occidental Petroleum
             Limited                                                    11,123
      800  Enbridge Incorporated                                        14,611
    8,000  Gulf Canada Resources Limited*                               26,244
    8,000  Imperial Oil Limited                                        148,863
    4,000  Petro-Canada                                                 56,237
      800  Ranger Oil Limited*                                           2,839
    4,000  Renaissance Energy Limited*                                  32,529
    3,200  Suncor Energy Incorporated                                  121,737
      496  Talisman Energy Incorporated*                                12,819
                                                                   -----------
                                                                       747,156
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           FINANCIAL SERVICES              3.96%
   37,096  Power Corporation of Canada                             $   536,882
                                                                   -----------
           FOREST PRODUCTS & PAPER         0.96%
    7,200  Abitibi Consolidated Incorporated                            63,515
    5,600  Domtar Incorporated                                          65,996
                                                                   -----------
                                                                       129,511
                                                                   -----------
           GOLD MINES                      0.07%
      600  Barrick Gold Corporation                                      9,779
                                                                   -----------
           HEALTH & PERSONAL CARE          1.79%
    8,000  MDS Incorporated - Class B                                  243,143
                                                                   -----------
           INDUSTRIAL COMPONENTS           1.58%
    5,296  Magna International
             Incorporated - Class A                                    213,519
                                                                   -----------
           INSURANCE                       1.73%
    2,000  Fairfax Financial Holdings Limited*                         234,321
                                                                   -----------
           MACHINERY & ENGINEERING         2.66%
   19,200  United Dominion Industries Limited                          360,579
                                                                   -----------
           MERCHANDISING                   2.80%
   12,400  Canadian Tire Corporation -
             Class A                                                   167,926
    4,800  George Weston Limited                                       170,200
    2,400  Hudson's Bay Company                                         22,743
    1,600  Sobeys Canada Incorporated                                   18,746
                                                                   -----------
                                                                       379,615
                                                                   -----------
           METALS - NON FERROUS            4.83%
    8,000  Alcan Aluminium Limited                                     262,715
    5,600  Cameco Corporation                                           68,118
    3,200  Cominco Limited                                              46,313
    2,096  Inco Limited*                                                36,619
   31,800  Inco Limited VBN Shares*                                    172,040
    1,200  Noranda Incorporated                                         12,488
    2,400  Rio Algom Limited                                            25,803
    4,000  Teck Corporation - Class B                                   30,324
                                                                   -----------
                                                                       654,420
                                                                   -----------
           METALS - STEEL                  2.03%
   15,600  Dofasco Incorporated                                        258,029
    3,200  Stelco Incorporated Class A                                  17,092
                                                                   -----------
                                                                       275,121
                                                                   -----------
           MISCELLANEOUS MATERIALS
             & COMMODITIES                 0.12%
    2,400  CCL Industries Incorporated - Class B                        16,871
                                                                   -----------
           MULTI-INDUSTRY                  2.22%
   12,000  Canadian Pacific Limited                                    230,737
    6,000  EdperBrascan Corporation - Class A                           70,090
                                                                   -----------
                                                                       300,827
                                                                   -----------
           TELECOMMUNICATIONS              8.79%
    5,640  BCE Incorporated                                            614,142
   21,184  BCT Telus Communications
             Incorporated - Class A                                    577,414
                                                                   -----------
                                                                     1,191,556
                                                                   -----------
           TRANSPORTATION - AIRLINES       2.44%
   28,000  Air Canada*                                                 330,944
                                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
CANADA WEBS INDEX SERIES (CONCLUDED)

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET (CONTINUED)
           UTILITIES - ELECTRICAL & GAS    1.17%
    6,840  Transalta Corporation                                   $    65,524
    5,160  Transcanada Pipelines Limited                                35,206
    4,000  Westcoast Energy Incorporated                                57,891
                                                                   -----------
                                                                       158,621
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $10,972,216)                                     13,546,708
                                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.05%
           BANKING                         0.00%
        4  Bank of Montreal                                                122
        4  Bank of Nova Scotia                                              77
                                                                   -----------
                                                                           199
                                                                   -----------
           BEVERAGES & TOBACCO             0.00%
        4  Molson Company Limited -
             Class A                                                        67
        4  Seagram Company Limited                                         224
                                                                   -----------
                                                                           291
                                                                   -----------
           CHEMICALS                       0.00%
        4  Agrium Incorporated                                              35
                                                                   -----------
           ENERGY SOURCES                  0.00%
        4  Alberta Energy Company Limited                                  109
        4  Talisman Energy Incorporated                                    103
                                                                   -----------
                                                                           212
                                                                   -----------
           FINANCIAL SERVICES              0.00%
        4  Power Corporation of Canada                                      58
                                                                   -----------


  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           GOLD MINES                      0.00%
        4  Placer Dome Incorporated                                $        35
                                                                   -----------
           INDUSTRIAL COMPONENTS           0.00%
        4  Magna International
             Incorporated - Class A                                        161
                                                                   -----------
           LEISURE & TOURISM               0.05%
    1,060  Magna Entertainment                                           5,917
                                                                   -----------
           METALS - NON FERROUS            0.00%
        4  Inco Limited                                                     70
                                                                   -----------
           TELECOMMUNICATIONS              0.00%
        4  BCT Telus Communications
             Incorporated - Class A                                        109
                                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $4,549)                                               7,087
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $10,976,765)(DAGGER)  100.00%                   $13,553,795
                                         =======                   ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $10,976,765.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $3,550,321
           Excess of tax cost over value                              (973,291)
                                                                    ----------
                                                                    $2,577,030
                                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANCE WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET          99.99%
           AEROSPACE & MILITARY TECHNOLOGY 0.63%
   15,011  Thomson CSF                                             $   592,555
                                                                   -----------
           AUTOMOBILES                     0.84%
    3,808  PSA Peugeot Citroen                                         784,962
                                                                   -----------
           BANKING                         5.07%
   35,122  Banque National Paris                                     2,772,861
    9,486  Societe Generale - Class A                                1,966,356
                                                                   -----------
                                                                     4,739,217
                                                                   -----------
           BEVERAGES & TOBACCO             0.42%
    7,803  Pernod Ricard                                               394,417
                                                                   -----------
           BROADCASTING & PUBLISHING       3.37%
   11,186  Canal Plus                                                3,155,567
                                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.93%
    7,871  Compagnie de Saint Gobain                                 1,095,047
    9,469  Lafarge SA                                                  706,547
                                                                   -----------
                                                                     1,801,594
                                                                   -----------
           BUSINESS & PUBLIC SERVICES     12.93%
    6,018  Cap Gemini SA                                             1,657,117
    6,800  Dassault Systemes SA                                        746,361
    2,992  Sodexho Alliance SA                                         400,416
   17,255  Suez Lyonnaise des Eaux                                   2,840,835
   54,842  Vivendi SA                                                6,441,812
                                                                   -----------
                                                                    12,086,541
                                                                   -----------
           CHEMICALS                       1.17%
    8,075  Air Liquide                                               1,089,998
                                                                   -----------
           CONSTRUCTION & HOUSING          2.51%
    2,618  Bouygues SA                                               2,180,322
    2,125  Groupe GTM                                                  162,653
                                                                   -----------
                                                                     2,342,975
                                                                   -----------
           ELECTRICAL & ELECTRONICS        6.62%
   17,969  Alcatel                                                   4,207,484
      952  Sagem SA                                                  1,072,402
   14,178  Schneider Electric SA                                       914,586
                                                                   -----------
                                                                     6,194,472
                                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   5.53%
   26,095  STMicroelectronics NV*                                    5,175,585
                                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.19%
    1,530  Coflexip SA                                                 135,818
      680  Compagnie Generale de
             Geophysique SA*                                            40,264
                                                                   -----------
                                                                       176,082
                                                                   -----------
           ENERGY SOURCES                  9.50%
   67,116  Total Fina SA - Class B                                   8,885,129
                                                                   -----------
           FINANCIAL SERVICES              0.36%
    1,887  CPR SA                                                       98,107
      510  Societe Eurafrance SA                                       238,639
                                                                   -----------
                                                                       336,746
                                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.71%
    3,230  Eridania Beghin-Say SA                                      271,178
    6,613  Groupe Danone                                             1,329,425
                                                                   -----------
                                                                     1,600,603
                                                                   -----------
  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           HEALTH & PERSONAL CARE         11.07%
   70,040  Aventis SA                                              $ 3,574,020
    1,309  Essilor International SA                                    335,240
    6,205  L'OREAL                                                   4,122,169
   60,350  Sanofi-Synthelabo SA                                      2,323,612
                                                                   -----------
                                                                    10,355,041
                                                                   -----------
           INDUSTRIAL COMPONENTS           0.81%
   13,073  Michelin - Class B                                          408,185
    7,208  Valeo SA                                                    350,462
                                                                   -----------
                                                                       758,647
                                                                   -----------
           INSURANCE                       4.39%
   32,640  AXA                                                       4,101,055
                                                                   -----------
           LEISURE & TOURISM               0.85%
   16,405  Accor                                                       597,039
    1,751  Club Mediterranee SA*                                       201,292
                                                                   -----------
                                                                       798,331
                                                                   -----------
           MACHINERY & ENGINEERING         0.52%
    1,836  Compagnie Francaise d'Etudes de
             Construction SA (Technip)                                 200,810
    3,536  Sidel SA                                                    289,378
                                                                   -----------
                                                                       490,188
                                                                   -----------
           MERCHANDISING                   7.77%
   31,195  Carrefour                                                 4,730,429
    5,100  Casino Guichard Perrachon SA                                453,463
   10,336  Pinault-Printemps-Redoute SA                              2,080,853
                                                                   -----------
                                                                     7,264,745
                                                                   -----------
           METALS - NON FERROUS            0.16%
    2,550  Pechiney SA - Class A                                       148,781
                                                                   -----------
           METALS - STEEL                  0.38%
   24,259  Usinor SA                                                   353,851
                                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.22%
    1,700  Imersys                                                     201,321
                                                                   -----------
           MULTI-INDUSTRY                  1.29%
   12,784  Lagardere S.C.A.                                          1,202,531
                                                                   -----------
           REAL ESTATE                     0.40%
    2,295  Simco SA                                                    172,350
    1,581  Union du Credit-Bail Immobilier                             199,558
                                                                   -----------
                                                                       371,908
                                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         3.78%
    8,857  LVMH (Louis Vuitton Moet
             Hennessy)                                               3,287,350
    5,661  Societe BIC SA                                              247,176
                                                                   -----------
                                                                     3,534,526
                                                                   -----------
           TELECOMMUNICATIONS             15.57%
   90,304  France Telecom SA                                        14,563,198
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $73,204,707)                                     93,500,566
                                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.01%
           BANKING                         0.01%
       14  Societe Generale NB                                           2,902
                                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANCE WEBS INDEX SERIES(CONCLUDED)

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK -
             NON-BASKET (CONTINUED)
           BUILDING MATERIALS &
             COMPONENTS                    0.00%
    9,469  Lafarge SA Rights
             (expiration date 3/1/00)*                             $       274
                                                                   -----------
           FINANCIAL SERVICES              0.00%
        6  Societe Eurafrance SA                                         2,808
                                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $20,427)                                              5,984
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $73,225,134)(DAGGER)  100.00%                   $93,506,550
                                         =======                   ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $73,282,514.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $23,252,819
           Excess of tax cost over value                            (3,028,783)
                                                                   -----------
                                                                   $20,224,036
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
GERMANY WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 0.01%
    2,200  Rheinmetall AG                                         $     21,605
                                                                  ------------
           AUTOMOBILES                     8.64%
  135,300  DaimlerChrysler AG                                        9,170,762
   88,000  Volkswagen AG                                             3,533,082
  130,900  Volkswagen AG - Preferred                                 2,986,916
                                                                  ------------
                                                                    15,690,760
                                                                  ------------
           BANKING                        12.14%
  115,500  Deutsche Bank AG                                          9,719,152
  167,200  Dresdner Bank AG                                          8,016,791
   79,200  HypoVereinsbank AG                                        4,315,952
                                                                  ------------
                                                                    22,051,895
                                                                  ------------
           BEVERAGES & TOBACCO             0.05%
    1,100  Brau und Brunnen*                                            41,357
    3,300  Holsten-Brauerei AG                                          54,045
                                                                  ------------
                                                                        95,402
                                                                  ------------
           BROADCASTING & PUBLISHING       1.20%
   22,000  EM. TV & Merchandising AG                                 2,181,699
                                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.62%
   14,300  Buderus AG                                                  220,288
   11,000  Dyckerhoff - Preferred                                      283,303
   10,890  Heidelberger Zement AG                                      613,365
                                                                  ------------
                                                                     1,116,956
                                                                  ------------
           BUSINESS & PUBLIC SERVICES      7.88%
   14,300  Fresenius Medical Care AG                                 1,005,064
   11,000  SAP AG                                                    6,884,002
    7,700  SAP AG Vorzug                                             6,431,247
                                                                  ------------
                                                                    14,320,313
                                                                  ------------
           CHEMICALS                       5.94%
  113,300  BASF AG                                                   5,165,173
  135,300  Bayer AG                                                  5,634,026
                                                                  ------------
                                                                    10,799,199
                                                                  ------------
           CONSTRUCTION & HOUSING          0.24%
    8,800  Bilfinger & Berger Bau AG                                   127,089
   13,200  Hochtief AG                                                 317,723
                                                                  ------------
                                                                       444,812
                                                                  ------------
           ELECTRICAL & ELECTRONICS        8.11%
   82,500  Siemans AG                                               14,734,412
                                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.59%
   36,300  Kamps AG                                                  2,883,338
                                                                  ------------


  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           HEALTH & PERSONAL CARE          3.67%
   15,400  Beiersdorf AG                                          $    926,693
   13,200  Gehe AG                                                     423,843
   31,900  Merck                                                       826,186
   37,400  Schering AG                                               4,497,477
                                                                  ------------
                                                                     6,674,199
                                                                  ------------
           INDUSTRIAL COMPONENTS           0.25%
   20,900  Continental AG                                              344,094
   13,200  FAG Kugelfischer Georg
             Schaefer AG                                               110,568
                                                                  ------------
                                                                       454,662
                                                                  ------------
           INSURANCE                      10.11%
   25,300  Allianz AG                                                8,822,749
   34,100  Muenchener
             Rueckversicherung AG                                   9,547,370
                                                                  ------------
                                                                    18,370,119
                                                                  ------------
           MACHINERY & ENGINEERING         1.03%
    8,800  Deutz AG*                                                    43,295
    3,300  IWKA AG                                                      54,966
   19,800  Linde AG                                                    814,960
   22,000  MAN AG                                                      732,881
   11,000  MAN AG - Vorzug                                             220,818
                                                                  ------------
                                                                     1,866,920
                                                                  ------------
           MERCHANDISING                   1.60%
    6,600  Douglas Holding AG                                          202,707
   25,300  Karstadt Quelle AG                                          784,353
   49,500  Metro AG                                                  1,877,744
    2,200  Metro AG Vorzug                                              48,717
                                                                  ------------
                                                                     2,913,521
                                                                  ------------
           METALS - STEEL                  1.27%
   95,700  Thyssen AG                                                2,308,100
                                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.23%
    4,400  SGL Carbon AG*                                              424,054
                                                                  ------------
           MULTI-INDUSTRY                  2.68%
    6,600  Agiv AG                                                     118,193
  102,300  Preussag AG                                               4,747,420
                                                                  ------------
                                                                     4,865,613
                                                                  ------------
           REAL ESTATE                     0.58%
   30,800  WCM Beteiligungs-und
             Grundbesitz AG                                          1,052,723
                                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         0.26%
    8,800  Adidas-Salomon AG                                           467,688
                                                                  ------------
           TELECOMMUNICATIONS             24.06%
  522,500  Deutsche Telekom AG                                      43,716,061
                                                                  ------------
           TEXTILES & APPAREL              0.02%
    4,400  Salamander AG                                                36,856
                                                                  ------------


                 See accompanying notes to financial statements.

FEBRUARY 29, 2000
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
GERMANY WEBS INDEX SERIES (CONCLUDED)

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           COMMON STOCK - BASKET (CONTINUED)
           TRANSPORTATION - AIRLINES       2.26%
  183,700  Deutsche Lufthansa AG                                  $  4,097,983
                                                                  ------------
           UTILITIES - ELECTRICAL & GAS    5.56%
   90,090  RWE AG                                                    3,009,823
   19,250  RWE AG - Preferred                                          520,801
   94,600  VEBA AG                                                   4,226,142
  132,000  Viag AG                                                   2,344,797
                                                                  ------------
                                                                    10,101,563
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $160,522,364)                                   181,690,453
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.00%
           FOOD & HOUSEHOLD PRODUCTS       0.00%
   36,300  Kamps AG Rights (Exp. date 3/10/00)*                         13,980
                                                                  ------------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $0)                                                  13,980
                                                                  ------------
           TOTAL INVESTMENTS
             (COST $160,522,364)         100.00%                  $181,704,433
                                         =======                  ============

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal income tax purposes is  $163,357,231.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $  30,955,540
           Excess of tax cost over value                          (12,608,338)
                                                                 -------------
                                                                 $  18,347,202
                                                                 =============

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
HONG KONG WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 0.65%
  417,600  Hong Kong Aircraft Engineering
             Company Limited                                       $   571,445
                                                                   -----------
           BANKING                         9.70%
1,078,800  Bank Of East Asia Limited                                 2,536,624
  461,100  Hang Seng Bank Limited                                    4,162,034
  487,200  Wing Lung Bank                                            1,746,528
                                                                   -----------
                                                                     8,445,186
                                                                   -----------
           BROADCASTING & PUBLISHING       6.97%
4,350,000  Oriental Press Group*                                     1,648,828
1,566,000  South China Morning Post
             Holdings Limited                                        1,559,400
  348,000  Television Broadcasts Limited                             2,861,695
                                                                   -----------
                                                                     6,069,923
                                                                   -----------
           ELECTRICAL & ELECTRONICS        3.29%
  435,000  Johnson Electric Holdings Limited                         2,864,490
                                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.66%
3,045,000  Elec & Eltek International
             Holdings Limited                                          571,221
                                                                   -----------
           LEISURE & TOURISM               1.37%
1,609,500  Hong Kong & Shanghai Hotels
             Limited*                                                  708,297
  870,000  Regal Hotels International Limited*                          63,717
  522,000  Shangri-La Asia Limited                                     419,194
                                                                   -----------
                                                                     1,191,208
                                                                   -----------
           MERCHANDISING                   1.23%
  957,000  Giordano International Limited                            1,069,782
                                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.87%
  348,000  Varitronix International Limited                            760,138
                                                                   -----------
           MULTI-INDUSTRY                 27.23%
  435,000  Hopewell Holdings Limited                                   227,762
1,218,000  Hutchison Whampoa Limited                                19,092,872
  913,500  Swire Pacific Limited - Class A                           4,378,058
                                                                   -----------
                                                                    23,698,692
                                                                   -----------
           REAL ESTATE                    22.44%
  348,000  Cheung Kong Holdings Limited                              4,627,897
3,828,000  Chinese Estates Holdings Limited*                           649,247
1,305,000  Hang Lung Development Company
             Limited                                                 1,014,449

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           REAL ESTATE (CONTINUED)
  435,000  Henderson Land Development
             Co., Ltd.                                             $ 1,850,041
  870,000  Hysan Development Company
             Limited                                                   905,458
  174,000  Miramar Hotel & Investment
             Limited                                                   134,142
1,479,000  New World Development
             Company Limited                                         2,128,386
  696,000  Sun Hung Kai Properties Limited                           6,282,315
1,131,000  Wharf Holdings Limited                                    1,940,028
                                                                   -----------
                                                                    19,531,963
                                                                   -----------
           TELECOMMUNICATIONS             15.60%
4,071,600  Cable & Wireless HKT Limited                             13,575,836
                                                                   -----------
           TRANSPORTATION - AIRLINES       2.50%
1,566,000  Cathay Pacific Airways Limited                            2,173,100
                                                                   -----------
           TRANSPORTATION - SHIPPING       0.35%
1,914,000  Shun Tak Holdings Limited                                   302,490
                                                                   -----------
           UTILITIES - ELECTRICAL & GAS    7.14%
  739,500  CLP Holdings Limited                                      3,268,592
2,523,000  Hong Kong & China Gas Company
             Limited                                                 2,950,005
                                                                   -----------
                                                                     6,218,597
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $58,861,138)                                     87,044,071
                                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           FINANCIAL SERVICES              0.00%
  276,000  Peregrine Investment Holdings
             Limited*/**                                                    --
                                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $397,590)                                                --
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $59,258,728)(DAGGER)  100.00%                   $87,044,071
                                         =======                   ===========

--------------
*  Non-income producing security.
** Fair valued security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $62,277,172.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $27,659,273
           Excess of tax cost over value                            (2,892,374)
                                                                   -----------
                                                                   $24,766,899
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
ITALY WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET          99.78%
           AUTOMOBILES                     3.72%
   16,000  Fiat Risp SpA                                           $   231,071
   61,456  Fiat SpA                                                  1,874,496
   16,000  Fiat SpA-Pfd                                                269,968
                                                                   -----------
                                                                     2,375,535
                                                                   -----------
           BANKING                        17.77%
   42,448  Banca Popolare di Milano SpA                                313,709
1,000,000  Banco di Roma SpA                                         1,135,138
  716,928  Banco Intesa SpA                                          2,629,877
  214,784  Banco Intesa SpA Rnc                                        445,226
  204,000  Istituto Bancario San Paolo di
             Torino SpA                                              3,205,226
   92,000  Mediobanca SpA                                              822,529
  752,000  Unicredito Italiano SpA                                   2,793,284
                                                                   -----------
                                                                    11,344,989
                                                                   -----------
           BROADCASTING & PUBLISHING       7.33%
   32,000  Arnoldo Mondadori Editore SpA                             1,335,593
  137,296  Mediaset SpA                                              3,345,684
                                                                   -----------
                                                                     4,681,277
                                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.18%
   80,000  Cementir SpA                                                117,692
                                                                   -----------
           CONSTRUCTION & HOUSING          0.60%
   80,000  Impregilo Ord SpA                                            53,963
  140,064  Sirti SpA                                                   328,907
                                                                   -----------
                                                                       382,870
                                                                   -----------
           ENERGY SOURCES                  6.35%
  864,000  ENI SpA                                                   4,052,807
                                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.38%
  219,824  Parmalat Finanziaria SpA                                    239,160
                                                                   -----------
           FOREST PRODUCTS & PAPER         0.41%
   32,000  Burgo Cartiere SpA                                          188,061
   32,000  Reno Medici SpA                                              72,218
                                                                   -----------
                                                                       260,279
                                                                   -----------
           INDUSTRIAL COMPONENTS           1.48%
  272,000  Pirelli SpA                                                 696,603
  128,000  Pirelli SpA Rnc                                             246,106
                                                                   -----------
                                                                       942,709
                                                                   -----------
           INSURANCE                       6.69%
  116,640  Assicurazioni Generali SpA                                3,201,693
   84,000  Riunione Adriatica di Sicurta
             SpA                                                       728,279
   35,936  Societa Assicuratrice Industriale
             (SAI) SpA                                                 294,819
   12,000  Societa Assicuratrice Industriale
             (SAI) SpA Rnc                                              47,531
                                                                   -----------
                                                                     4,272,322
                                                                   -----------
           LEISURE & TOURISM               1.03%
   64,000  Autogrill SpA                                               658,030
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           MERCHANDISING                   1.31%
   80,064  La Rinascente SpA                                       $   408,167
   24,000  La Rinascente SpA - Pfd                                      83,532
   96,000  La Rinascente SpA Rnc                                       341,893
                                                                   -----------
                                                                       833,592
                                                                   -----------
           MULTI-INDUSTRY                  2.47%
  440,352  Montedison SpA                                              771,625
  209,680  Montedison SpA - Rnc                                        219,645
  480,000  Snia SpA                                                    552,261
   40,000  Snia SpA Rnc                                                 35,150
                                                                   -----------
                                                                     1,578,681
                                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         0.89%
   61,728  Bulgari SpA                                                 567,453
                                                                   -----------
           TELECOMMUNICATIONS             41.08%
  742,048  Olivetti SpA*                                             2,909,208
  504,000  Telecom Italia SpA                                        8,858,238
  100,320  Telecom Italia SpA Rnc                                      790,089
  920,000  Telecom Italia Mobile (T.I.M.) SpA                       12,621,389
  197,696  Telecom Italia Mobile (T.I.M.) SpA Rnc                    1,046,306
                                                                   -----------
                                                                    26,225,230
                                                                   -----------
           TEXTILES & APPAREL              1.29%
  320,000  Benetton Group SpA                                          626,666
   24,976  Marzotto SpA                                                197,088
                                                                   -----------
                                                                       823,754
                                                                   -----------
           TRANSPORTATION - AIRLINES       0.66%
  218,832  Alitalia SpA                                                423,489
                                                                   -----------
           UTILITIES - ELECTRICAL & GAS    6.14%
  748,384  Enel SpA                                                  2,949,900
  183,408  Italgas SpA                                                 969,274
                                                                   -----------
                                                                     3,919,174
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $49,066,294)                                     63,699,043
                                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.22%
           CONSTRUCTION & HOUSING          0.22%
   60,064  Immsi SpA                                                   142,203
                                                                   -----------
           MULTI-INDUSTRY                  0.00%
        9  Montedison SpA                                                   16
                                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $56,610)                                            142,219
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $49,122,904)(DAGGER)  100.00%                   $63,841,262
                                         =======                   ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $49,982,526.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $18,550,162
           Excess of tax cost over value                            (4,691,426)
                                                                   -----------
                                                                   $13,858,736
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
JAPAN WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           COMMON STOCK - BASKET          99.99%
           APPLIANCES & HOUSEHOLD
             DURABLES                      8.55%
   98,000  Brother Industries Limited                             $    209,640
  686,000  Matsushita Electric Industrial
             Company Limited                                        19,982,704
   98,000  Pioneer Corporation                                       3,113,377
  784,000  Sanyo Electric Company Limited                            3,197,233
  392,000  Sharp Corporation                                         8,207,182
  137,200  Sony Corporation                                         40,589,868
   98,000  Takara Standard Company Limited                             357,726
                                                                  ------------
                                                                    75,657,730
                                                                  ------------
           AUTOMOBILES                     7.43%
  294,000  Honda Motor Company Limited                               9,634,518
1,372,000  Nissan Motor Company Limited*                             5,183,014
1,274,000  Toyota Motor Corporation                                 50,911,292
                                                                  ------------
                                                                    65,728,824
                                                                  ------------
           BANKING                         9.08%
  882,000  Asahi Bank Limited                                        3,733,376
  196,000  Ashikaga Bank Limited*                                      356,834
  294,000  Bank of Fukuoka Limited                                   1,640,544
1,666,000  Bank of Tokyo-Mitsubishi Limited                         20,397,524
  490,000  Bank of Yokohama Limited                                  1,748,487
  588,000  Daiwa Bank Limited                                        1,461,235
1,176,000  Fuji Bank Limited                                         9,163,497
  196,000  Gunma Bank Limited                                        1,075,855
  294,000  Hokuriku Bank Limited*                                      607,510
  882,000  Industrial Bank of Japan Limited                          6,896,709
  392,000  Joyo Bank Limited                                         1,363,106
  490,000  Mitsubishi Trust & Banking
             Corporation                                             3,345,319
  392,000  Mitsui Trust & Banking Company
             Limited                                                   606,618
1,372,000  Sakura Bank Limited                                       7,830,722
  196,000  Seventy-Seven Bank Limited                                1,448,746
  294,000  Shizuoka Bank Limited                                     2,336,371
1,078,000  Sumitomo Bank Limited                                    12,727,377
  784,000  Tokai Bank Limited                                        3,589,750
                                                                  ------------
                                                                    80,329,580
                                                                  ------------
           BEVERAGES & TOBACCO             1.61%
  196,000  Asahi Breweries Limited                                   1,903,709
    6,860  Japan Tobacco Incorporated                                4,902,007
  392,000  Kirin Brewery Company Limited                             4,678,094
   98,000  Takara Shuzo Company                                      2,747,622
                                                                  ------------
                                                                    14,231,432
                                                                  ------------
           BROADCASTING & PUBLISHING       0.50%
   98,000  Tokyo Broadcasting System
             Incorporated                                            4,469,346
                                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.53%
   98,000  Inax Corporation                                            498,675
  196,000  Sekisui Chemical Company Limited                            613,754
   98,000  Sumitomo Forestry Company Limited                           579,855
  490,000  Taiheiyo Cement Corporation                                 740,431
   98,000  Tostem Corporation                                        1,351,509
  196,000  Toto Limited                                                952,747
                                                                  ------------
                                                                     4,736,971
                                                                  ------------
           BUSINESS & PUBLIC SERVICES     10.10%
   19,600  Benesse Corporation                                       3,925,174
   19,600  CSK Corporation                                           2,041,090

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           BUSINESS & PUBLIC SERVICES (CONTINUED)
  294,000  Dai Nippon Printing Company
             Limited                                              $  4,402,440
    9,800  Fuji Soft ABC Incorporated                                  692,258
   98,000  Kokuyo Company Limited                                    1,066,042
   19,600  Konami Company Limited                                    3,452,369
    9,800  Meitec Corporation                                          281,007
    9,800  Oyo Corporation                                             108,478
   98,000  Secom Company                                             8,778,117
   39,200  Softbank Corporation                                     57,093,441
  294,000  Toppan Printing Company Limited                           2,898,384
    9,800  Trans Cosmos Incorporated                                 4,567,475
                                                                  ------------
                                                                    89,306,275
                                                                  ------------
           CHEMICALS                       2.59%
  588,000  Asahi Chemical Industry
             Company Limited                                         3,473,779
   98,000  Daicel Chemical Industry Limited                            325,611
  392,000  Dainippon Ink & Chemicals
             Incorporated                                            1,395,221
   98,000  Kaneka Corporation                                        1,067,826
  196,000  Kuraray Company Limited                                   1,634,300
  882,000  Mitsubishi Chemical Corporation                           3,034,873
   98,000  NOF Corporation                                             221,237
   98,000  Shin-Etsu Chemical Company
             Limited                                                 5,307,906
  686,000  Sumitomo Chemical Company
             Limited                                                 2,591,507
  392,000  Teijin Limited                                            1,537,955
  588,000  Toray Industries Incorporated                             1,873,379
   98,000  Tosoh Corporation                                           446,042
                                                                  ------------
                                                                    22,909,636
                                                                  ------------
           CONSTRUCTION & HOUSING          1.03%
   49,000  Daito Trust Construction
             Company Limited                                           637,841
  196,000  Daiwa House Industry
             Company Limited                                         1,339,912
   98,000  Fujita Corporation*                                          44,604
  490,000  Kajima Corporation                                        1,248,919
   98,000  Kinden Corporation                                          607,510
   98,000  Kumagai Gumi Company Limited*                                50,849
  294,000  Obayashi Corporation                                        834,992
  294,000  Sekisui House Limited                                     2,194,529
  490,000  Shimizu Corporation                                       1,182,013
  686,000  Taisei Corporation                                        1,005,380
                                                                  ------------
                                                                     9,146,549
                                                                  ------------
           DATA PROCESSING & REPRODUCTION  3.59%
  294,000  Canon Incorporated                                       12,230,486
  588,000  Fujitsu Limited                                          19,536,662
                                                                  ------------
                                                                    31,767,148
                                                                  ------------
           ELECTRICAL & ELECTRONICS        5.39%
1,176,000  Hitachi Limited                                          16,046,825
  784,000  Mitsubishi Electric Corporation                           6,943,990
  588,000  NEC Corporation                                          13,140,412
   98,000  Omron Corporation                                         2,703,018
1,078,000  Toshiba Corporation                                       8,802,203
                                                                  ------------
                                                                    47,636,448
                                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   9.11%
   29,400  Advantest Corporation                                     5,331,100
   98,000  Alps Electric Company Limited                               891,193
   88,200  Fanuc Limited                                             8,590,779
    9,800  Hirose Electric Company Limited                           1,312,257


                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
JAPAN WEBS INDEX SERIES (CONTINUED)

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           COMMON STOCK - BASKET (CONTINUED)
           ELECTRONIC COMPONENTS,
             INSTRUMENTS (CONTINUED)
   68,600  Kyocera Corporation                                    $ 11,627,436
   98,000  Murata Manufacturing Company Limited                     18,662,419
    9,800  Nidec Corporation                                         1,864,458
   98,000  Nikon Corporation                                         3,309,635
   98,000  Olympus Optical Company Limited                           1,306,905
   39,200  Rohm Company Limited                                     12,721,132
   98,000  Tokyo Electron Limited                                   14,942,424
                                                                  ------------
                                                                    80,559,738
                                                                  ------------
           ENERGY SOURCES                  0.35%
  686,000  Nippon Mitsubishi Oil Corporation                         2,410,414
  196,000  Showa Shell Sekiyu K. K.                                    663,711
                                                                  ------------
                                                                     3,074,125
                                                                  ------------
           FINANCIAL SERVICES              5.31%
   49,000  Acom Company Limited                                      5,200,856
   49,000  Credit Saison Company Limited                               767,639
  490,000  Daiwa Securities Group Incorporated                       7,783,442
   29,400  Nichiei Company Limited                                     594,129
   98,000  Nippon Shinpan Company                                      223,021
  686,000  Nomura Securities Company Limited                        19,358,245
   98,000  Orient Corporation                                          360,402
   19,600  Orix Corporation                                          3,389,923
   39,200  Promise Company Limited                                   2,893,924
   49,000  Takefuji Corporation                                      6,400,710
                                                                  ------------
                                                                    46,972,291
                                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.41%
  196,000  Ajinomoto Company Incorporated                            2,158,846
  196,000  Kao Corporation                                           5,200,856
  196,000  Meiji Seika Kaisha Limited                                1,302,444
   98,000  Nisshin Flour Milling
             Company Limited                                           688,690
   49,000  Nissin Food Products
             Company Limited                                         1,048,200
   98,000  Snow Brand Milk Products
             Company Limited                                           411,251
   98,000  Yakult Honsha Company Limited                               821,610
   98,000  Yamazaki Baking Company Limited                             817,150
                                                                  ------------
                                                                    12,449,047
                                                                  ------------
           FOREST PRODUCTS & PAPER         0.44%
  392,000  Nippon Paper Industries Company                           2,023,249
  392,000  Oji Paper Company Limited                                 1,880,515
                                                                  ------------
                                                                     3,903,764
                                                                  ------------
           HEALTH & PERSONAL CARE          4.80%
   98,000  Chugai Pharmaceutical Company
             Limited                                                 1,498,703
   98,000  Daiichi Pharmaceutical Company
             Limited                                                 1,271,221
   98,000  Eisai Company Limited                                     2,314,961
  196,000  Kanebo Limited*                                             287,251
  196,000  Kyowa Hakko Kogyo Company Limited                         2,551,363
  196,000  Sankyo Company Limited                                    4,058,987
   98,000  Shionogi & Company Limited                                1,400,573
   98,000  Shiseido Company Limited                                  1,179,336
   98,000  Taisho Pharmaceutical Company Limited                     2,765,464
  294,000  Takeda Chemical Industries                               16,592,781
   98,000  Terumo Corporation                                        2,551,363
   19,600  Uni-Charm Corporation                                     1,245,351
   98,000  Yamanouchi Pharmaceutical
             Company Limited                                         4,683,446
                                                                  ------------
                                                                    42,400,800
                                                                  ------------

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------

           INDUSTRIAL COMPONENTS           2.75%
  294,000  Bridgestone Corporation                                $  6,570,206
  294,000  Denso Corporation                                         5,499,704
   98,000  Fujikura Limited                                            385,381
  196,000  Furukawa Electric Company Limited                         2,995,621
   98,000  Koyo Seiko Company Limited                                  766,301
   98,000  Minebea Company Limited                                   1,128,488
   98,000  NGK Insulators Limited                                      773,438
   98,000  NGK Spark Plug Company Limited                              942,042
  196,000  NSK Limited                                               1,355,969
  294,000  Sumitomo Electric Industries                              3,875,217
                                                                  ------------
                                                                    24,292,367
                                                                  ------------
           INSURANCE                       0.64%
  294,000  Mitsui Marine & Fire Insurance
             Company Limited                                         1,231,077
  196,000  Sumitomo Marine & Fire Insurance
             Company Limited                                           831,423
  392,000  Tokio Marine & Fire Insurance
             Company Limited                                         3,579,045
                                                                  ------------
                                                                     5,641,545
                                                                  ------------
           LEISURE & TOURISM               0.52%
   19,600  Namco Limited                                             1,473,724
   29,400  Oriental Land Company Limited                             3,131,218
                                                                  ------------
                                                                     4,604,942
                                                                  ------------
           MACHINERY & ENGINEERING         1.99%
   98,000  Amada Company Limited                                       661,035
   98,000  Chiyoda Corporation*                                        142,734
   98,000  Daikin Industries Limited                                 1,465,696
   98,000  Ebara Corporation                                         1,291,739
  882,000  Ishikawajima-Harima Heavy
             Industries Company Limited                                899,222
   98,000  Japan Steel Works Company Limited*                           82,964
  490,000  Kawasaki Heavy Industries Limited                           512,949
  392,000  Komatsu Limited                                           1,734,213
  588,000  Kubota Corporation                                        1,712,803
   98,000  Kurita Water Industries Limited                           1,949,206
1,176,000  Mitsubishi Heavy Industries Limited                       3,222,211
   98,000  Mitsui Engineering & Shipbuilding
             Company Limited*                                           53,525
   19,600  SMC Corporation                                           3,639,707
   98,000  Sumitomo Heavy Industries Limited*                          206,072
                                                                  ------------
                                                                    17,574,076
                                                                  ------------
           MERCHANDISING                   1.70%
   39,200  Aoyama Trading Company Limited                              570,934
    9,800  Autobacs Seven Company Limited                              237,295
  294,000  Daiei Incorporated                                        1,033,034
   98,000  Hankyu Department Stores                                    388,057
   98,000  Isetan Company Limited
             Incorporated                                              722,589
   98,000  Ito-Yokado Company Limited                                5,709,344
   98,000  Jusco Company Limited                                     1,380,055
   98,000  Marui Company Limited                                     1,284,602
  196,000  Mitsukoshi Limited*                                         608,402
   98,000  Mycal Corporation                                           355,050
   98,000  Seiyu Limited*                                              178,417
    9,800  Shimamura Company Limited                                 1,185,581
   98,000  Takashimaya Company Limited                                 660,143
   98,000  Uny Company Limited                                         713,668
                                                                  ------------
                                                                    15,027,171
                                                                  ------------
                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
JAPAN WEBS INDEX SERIES (CONCLUDED)

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET (CONTINUED)
           METALS - NON FERROUS            0.36%
  490,000  Mitsubishi Materials Corporation*                      $  1,628,055
  196,000  Mitsui Mining & Smelting
             Company Limited                                         1,022,329
   98,000  Nippon Light Metal Company Limited                           62,446
  196,000  Sumitomo Metal Mining Company*                              463,884
                                                                  ------------
                                                                     3,176,714
                                                                  ------------
           METALS - STEEL                  0.96%
1,176,000  Kawasaki Steel Corporation*                               1,648,573
2,842,000  Nippon Steel Corporation                                  6,001,948
1,470,000  Sumitomo Metal Industries Limited*                          802,876
                                                                  ------------
                                                                     8,453,397
                                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.07%
  490,000  Asahi Glass Company Limited                               3,345,319
   98,000  Nippon Sheet Glass Company
             Limited                                                   887,625
   98,000  Nitto Denko Corporation                                   3,818,124
   98,000  Toyo Seikan Kaisha Limited                                1,280,142
   98,000  Ube Industries Limited                                      138,273
                                                                  ------------
                                                                     9,469,483
                                                                  ------------
           REAL ESTATE                     0.66%
  392,000  Mitsubishi Estate Company Limited                         3,432,743
  294,000  Mitsui Fudosan Company Limited                            2,360,457
                                                                  ------------
                                                                     5,793,200
                                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         2.64%
  196,000  Citizen Watch Company Limited                             1,443,394
  196,000  Fuji Photo Film Company                                   8,617,541
   49,000  Nintendo Company Limited                                 11,017,250
   19,600  Sega Enterprises Limited                                    642,301
   49,000  Shimano Incorporated                                        936,689
   98,000  Yamaha Corporation                                          671,740
                                                                  ------------
                                                                    23,328,915
                                                                  ------------
           TELECOMMUNICATIONS              6.75%
   43,120  Nippon Telegraph & Telephone
             Corporation                                            59,662,646
                                                                  ------------
           TEXTILES & APPAREL              0.24%
   98,000  Onward Kashiyama Company
             Limited                                                   946,502
   98,000  Renown Incorporated                                         144,518
    9,800  World Company Limited                                     1,065,149
                                                                  ------------
                                                                     2,156,169
                                                                  ------------
           TRANSPORTATION - AIRLINES       0.21%
  784,000  Japan Airlines Company Limited                            1,876,947
                                                                  ------------
           TRANSPORTATION - ROAD & RAIL    2.79%
      784  Central Japan Railway Company                             4,810,122
    1,470  East Japan Railway Company                                6,637,113

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           TRANSPORTATION - ROAD & RAIL (CONTINUED)
  588,000  Kinki Nippon Railway Company Limited                   $  2,205,234
  392,000  Nippon Express Company Limited                            2,619,162
  686,000  Tobu Railway Company Limited                              1,898,357
  490,000  Tokyu Corporation                                         1,324,746
  196,000  Yamato Transport Company Limited                          5,209,777
                                                                  ------------
                                                                    24,704,511
                                                                  ------------
           TRANSPORTATION - SHIPPING       0.20%
   98,000  Kawasaki Kisen Kaisha Limited*                              134,705
  490,000  Nippon Yusen Kabushiki Kaisha                             1,605,753
                                                                  ------------
                                                                     1,740,458
                                                                  ------------
           UTILITIES - ELECTRICAL & GAS    2.65%
  411,600  Kansai Electric Power Company
             Incorporated                                            6,032,279
  882,000  Osaka Gas Company Limited                                 1,653,926
  254,800  Tohoku Electric Power Company
             Incorporated                                            3,015,247
  499,800  Tokyo Electric Power Company                             10,919,121
  980,000  Tokyo Gas Company Limited                                 1,802,012
                                                                  ------------
                                                                    23,422,585
                                                                  ------------
           WHOLESALE & INTERNATIONAL TRADE 2.04%
  490,000  Itochu Corporation*                                       2,676,255
  588,000  Marubeni Corporation                                      2,392,572
  588,000  Mitsubishi Corporation                                    4,340,886
  686,000  Mitsui & Company Limited                                  4,246,325
  392,000  Sumitomo Corporation                                      4,346,238
                                                                  ------------
                                                                    18,002,276
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $712,669,804)                                   884,207,106
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.01%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.01%
      352  Tokyo Electron Limited                                       53,671
                                                                  ------------
           ENERGY SOURCES                  0.00%
      500  Nippon Mitsubishi Oil Corporation                             1,757
                                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $13,473)                                             55,428
                                                                  ------------

           TOTAL INVESTMENTS
             (COST $712,683,277)(DAGGER) 100.00%                  $884,262,534
                                         ======                   ============

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal income tax purposes is  $718,714,363.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                          $236,423,268
           Excess of tax cost over value                           (70,875,097)
                                                                  ------------
                                                                  $165,548,171
                                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
MALAYSIA (FREE) WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           COMMON STOCK - BASKET          99.66%
           AUTOMOBILES                     4.16%
  454,000  Edaran Otomobil Nasional                               $  1,911,579
  454,000  Oriental Holdings                                         1,069,289
  681,000  Perusahaan Otomobil Nasional                              1,397,842
1,589,000  Tan Chong Motor Holdings                                    748,503
                                                                  ------------
                                                                     5,127,213
                                                                  ------------
           BANKING                        18.56%
1,135,000  Commerce Asset Holdings                                   3,554,342
2,951,000  Malayan Banking                                          13,279,500
2,043,000  Public Bank                                               2,768,803
2,043,000  RHB Capital                                               3,252,671
                                                                  ------------
                                                                    22,855,316
                                                                  ------------
           BEVERAGES & TOBACCO             3.71%
  454,000  British American Tobacco                                  3,345,263
1,135,000  Guinness Anchor                                           1,224,605
                                                                  ------------
                                                                     4,569,868
                                                                  ------------
           BROADCASTING & PUBLISHING       1.55%
  454,000  New Straits Times Press*                                  1,911,579
                                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    1.72%
  681,000  Hume Industries (Malaysia)                                  967,737
  908,000  Malayan Cement                                              334,526
2,043,000  Pan Malaysia Corporation                                    811,824
                                                                  ------------
                                                                     2,114,087
                                                                  ------------
           CONSTRUCTION & HOUSING          2.94%
  227,000  Ekran*                                                      105,137
1,906,800  YTL Corporation                                           3,512,526
                                                                  ------------
                                                                     3,617,663
                                                                  ------------
           ELECTRICAL & ELECTRONICS        0.64%
  681,000  Time Engineering*                                           792,111
                                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.68%
  454,000  Malaysian Pacific Industries                              5,764,605
                                                                  ------------
           ENERGY SOURCES                  0.66%
  681,000  Shell Refining Company                                      817,200
                                                                  ------------
           FINANCIAL SERVICES              3.37%
  681,000  AMMB Holdings                                             2,598,553
1,135,000  MBF Capital*                                                337,513
  908,000  Rashid Hussain*                                           1,218,632
                                                                  ------------
                                                                     4,154,698
                                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       2.66%
  454,000  Nestle (Malaysia)                                         2,341,684
  681,000  Perlis Plantations                                          931,895
                                                                  ------------
                                                                     3,273,579
                                                                  ------------
           INDUSTRIAL COMPONENTS           0.39%
  908,000  Leader Universal Holdings*                                  475,505
                                                                  ------------
           LEISURE & TOURISM               8.13%
2,951,000  Magnum Corporation                                        2,593,774
2,043,000  Resorts World                                             7,419,316
                                                                  ------------
                                                                    10,013,090
                                                                  ------------
           MACHINERY & ENGINEERING         1.17%
  681,000  UMW Holdings                                              1,433,684
                                                                  ------------
           METALS - STEEL                  0.49%
2,497,000  Amsteel Corporation                                         607,822
                                                                  ------------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   4.04%
2,043,000  Golden Hope Plantations                                $  1,817,195
1,589,000  Highlands & Lowlands                                      1,024,487
  681,000  IOI Corporation                                             469,532
  227,000  Kian Joo Can Factory                                        391,276
  908,000  Kuala Lumpur Kepong                                       1,278,368
                                                                  ------------
                                                                     4,980,858
                                                                  ------------
           MULTI-INDUSTRY                  7.81%
3,178,000  Berjaya Group                                               815,408
  454,000  Land & General*                                             212,663
1,816,000  Malaysia Mining Corporation                                 965,347
1,589,000  Multi-Purpose Holdings*                                     832,134
2,724,000  Sime Darby                                                3,655,895
1,135,000  United Engineers (Malaysia)*                              3,136,184
                                                                  ------------
                                                                     9,617,631
                                                                  ------------
           REAL ESTATE                     1.83%
2,043,000  Hong Leong Properties                                       854,834
1,135,000  Malaysian Resources Corporation*                          1,403,816
                                                                  ------------
                                                                     2,258,650
                                                                  ------------
           TELECOMMUNICATIONS             16.44%
2,043,000  Technology Resources Industries                           2,930,092
4,086,000  Telekom Malaysia                                         17,311,737
                                                                  ------------
                                                                    20,241,829
                                                                  ------------
           TRANSPORTATION - AIRLINES       0.59%
  681,000  Malaysian Airline System                                    731,179
                                                                  ------------
           TRANSPORTATION - SHIPPING       2.51%
2,043,000  Malaysia International Shipping                           3,091,382
                                                                  ------------
           UTILITIES - ELECTRICAL & GAS   11.61%
4,313,000  Tenaga Nasional                                          14,301,000
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $69,745,288)                                    122,750,549
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.34%
           FINANCIAL SERVICES              0.16%
1,135,000  Idris Hydraulic (Malaysia)*/**                              198,625
                                                                  ------------
           METALS - STEEL                  0.00%
   35,944  Silverstone*/**                                                  --
                                                                  ------------
           MISCELLANEOUS MATERIALS
             & COMMODITIES                 0.18%
  238,350  APM Automotive Holding*                                     175,626
   79,450  Warisan TC Holdings*                                         48,088
                                                                  ------------
                                                                       223,714
                                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $259,113)                                           422,339
                                                                  ------------

           TOTAL INVESTMENTS
             (COST $70,004,401)(DAGGER)  100.00%                  $123,172,888
                                         ======                   ============

--------------
*  Non-income producing security.
** Fair valued security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $71,994,000.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $53,731,280
           Excess of tax cost over value                            (2,552,392)
                                                                   -----------
                                                                   $51,178,888
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
MEXICO (FREE) WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                   VALUE
  -------   --------                                                ----------
           COMMON STOCK - BASKET         100.00%
           BANKING                         8.54%
   15,000  Grupo Financiero Banamex
             Accival SA de CV - Series L*                          $    58,437
  255,000  Grupo Financiero Banamex
             Accival SA de CV - Series O*                            1,087,336
1,980,000  Grupo Financiero Bancomer SA
             de CV - Series O*                                         976,369
  165,000  Grupo Financiero Banorte SA
             de CV - Series O*                                         179,635
                                                                   -----------
                                                                     2,301,777
                                                                   -----------
           BEVERAGES & TOBACCO            13.93%
  285,000  Fomento Economico Mexicano
           SA de CV - Series UBD                                     1,268,492
  222,000  Grupo Continental SA                                        217,995
  690,000  Grupo Modelo SA de CV -
           Series C                                                  1,565,002
  120,000  Savia SA de CV*                                             704,451
                                                                   -----------
                                                                     3,755,940
                                                                   -----------
           BROADCASTING & PUBLISHING      10.69%
  750,000  Grupo Televisa SA - Series CPO*                           2,881,844
                                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    6.77%
  105,000  Apasco SA de CV                                             593,980
  285,000  Cemex SA de CV - Series CPO                               1,231,988
                                                                   -----------
                                                                     1,825,968
                                                                   -----------
           CHEMICALS                       0.14%
   45,000  Cydsa SA de CV                                               38,425
                                                                   -----------
           CONSTRUCTION & HOUSING          0.55%
   30,000  Corporacion GEO SA de CV -
             Series B*                                                  73,967
  180,000  Empresas ICA Sociedad
             Controladora SA de CV                                      75,312
                                                                   -----------
                                                                       149,279
                                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.77%
   15,000  Tubos de Acero de Mexico SA
             (TAMSA)                                                   206,372
                                                                   -----------
           FINANCIAL SERVICES              0.72%
1,545,000  Grupo Financiero Probursa
             SA de CV - Series B*                                      194,588
                                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       3.69%
  105,000  Grupo Herdez SA - Series B*                                  32,501
  495,000  Grupo Industrial Bimbo
             SA de CV - Series A*                                      816,811
  240,000  Grupo Industrial Maseca
             SA de CV - Series B                                       146,013
                                                                   -----------
                                                                       995,325
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           HEALTH & PERSONAL CARE          4.50%
  390,000  Kimberly-Clark de Mexico
             SA de CV - Series A                                   $ 1,213,417
                                                                   -----------
           MERCHANDISING                  11.34%
  465,000  Controladora Comercial
             Mexicana SA de CV -
             Series UBC                                                446,686
  390,000  Grupo Elektra SA de CV -
             Series CPO                                                470,381
  120,000  Wal-Mart de Mexico SA de
             CV - Series C*                                            275,376
  780,000  Wal-Mart de Mexico SA de
             CV - Series V*                                          1,864,873
                                                                   -----------
                                                                     3,057,316
                                                                   -----------
           METALS - NON FERROUS            5.59%
  165,000  Grupo Mexico SA - Series B                                  818,924
  255,000  Industrias Penoles SA - Series CP                           687,240
                                                                   -----------
                                                                     1,506,164
                                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.57%
  105,000  Vitro SA - Series A                                         152,418
                                                                   -----------
           MULTI-INDUSTRY                  7.55%
  150,000  Alfa SA de CV - Series A*                                   528,338
  600,000  Desc SA de CV - Series B*                                   397,054
  285,000  Grupo Carso SA de CV - Series A1*                         1,110,311
                                                                   -----------
                                                                     2,035,703
                                                                   -----------
           TELECOMMUNICATIONS             24.65%
   60,000  Telefonos de Mexico SA -
             Series A                                                  194,685
1,965,000  Telefonos de Mexico SA -
             Series L                                                6,449,328
                                                                   -----------
                                                                     6,644,013
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,768,187)                                     26,958,549
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $20,768,187)(DAGGER)  100.00%                   $26,958,549
                                         ======                    ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $20,807,396.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $7,596,361
           Excess of tax cost over value                            (1,445,208)
                                                                    ----------
                                                                    $6,151,153
                                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
NETHERLANDS WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      9.32%
   11,740  Philips Electronics (Kon.)                              $ 2,173,048
                                                                   -----------
           BANKING                         4.94%
   55,600  ABN AMRO Holding                                          1,150,928
                                                                   -----------
           BEVERAGES & TOBACCO             4.98%
   23,000  Heineken                                                  1,161,471
                                                                   -----------
           BROADCASTING & PUBLISHING       4.30%
   30,960  Elsevier                                                    327,890
      800  Verenigde Nederlandse
             Uitgeversbedrijven                                         55,188
   17,400  Wolters Kluwer                                              620,017
                                                                   -----------
                                                                     1,003,095
                                                                   -----------
           BUSINESS & PUBLIC SERVICES      9.40%
   25,600  Baan Company*                                               138,027
   10,740  Getronics                                                   899,619
    4,000  Randstad Holding                                            172,726
   35,600  TNT Post Group                                              882,254
   10,600  Vedior                                                      100,015
                                                                   -----------
                                                                     2,192,641
                                                                   -----------
           CHEMICALS                       3.28%
   18,800  Akzo Nobel                                                  724,205
    1,200  DSM                                                          39,363
                                                                   -----------
                                                                       763,568
                                                                   -----------
           CONSTRUCTION & HOUSING          1.24%
   14,600  Hollandsche Beton Groep                                     202,418
    2,540  IHC Caland                                                   85,593
                                                                   -----------
                                                                       288,011
                                                                   -----------
           DATA PROCESSING & REPRODUCTION  1.54%
   29,500  Oce                                                         359,292
                                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.21%
    7,700  ASM Lithography Holding*                                    980,441
                                                                   -----------
           ENERGY SOURCES                 17.20%
   76,700  Royal Dutch/Shell Group                                   4,009,130
                                                                   -----------
           FINANCIAL SERVICES              4.90%
   22,600  ING Groep                                                 1,142,794
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           FOOD & HOUSEHOLD PRODUCTS       5.18%
    6,000  Koninklijke Wessanen                                    $    64,700
   25,100  Unilever                                                  1,141,854
                                                                   -----------
                                                                     1,206,554
                                                                   -----------
           INSURANCE                       7.76%
   24,800  Aegon                                                     1,709,620
    4,000  Fortis (NL)                                                 100,439
                                                                   -----------
                                                                     1,810,059
                                                                   -----------
           MACHINERY & ENGINEERING         0.59%
   11,260  Stork (Ver Machine)                                         138,224
                                                                   -----------
           MERCHANDISING                   4.44%
   44,600  Ahold (Kon.)                                              1,035,731
                                                                   -----------
           MULTI-INDUSTRY                  0.21%
    2,000  Hunter Douglas                                               48,140
                                                                   -----------
           TELECOMMUNICATIONS             10.69%
   19,600  KPN (Kon.)                                                2,491,893
                                                                   -----------
           TRANSPORTATION - AIRLINES       1.02%
   12,740  KLM                                                         237,348
                                                                   -----------
           TRANSPORTATION - ROAD & RAIL    0.38%
    3,900  Nedlloyd (Kon.)                                              89,367
                                                                   -----------
           TRANSPORTATION - SHIPPING       2.20%
   21,800  Koninklijke Vopak*                                          513,181
                                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 2.22%
    7,700  Buhrmann                                                    202,760
   18,700  Hagemeyer                                                   314,535
                                                                   -----------
                                                                       517,295
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $22,981,980)                                     23,312,211
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $22,981,980)(DAGGER)  100.00%                   $23,312,211
                                         ======                    ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $23,259,772.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $3,561,910
           Excess of tax cost over value                            (3,509,471)
                                                                   -----------
                                                                   $    52,439
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SINGAPORE (FREE) WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           COMMON STOCK - BASKET          98.14%
           AUTOMOBILES                     0.60%
  274,000  Cycle & Carriage Limited                               $    604,049
                                                                  ------------
           BANKING                        36.42%
1,644,000  DBS Group Holdings Limited                               20,315,136
1,308,350  Oversea-Chinese Banking
             Corporation Limited                                     8,273,490
  822,000  Overseas Union Bank Limited                               3,648,141
  723,360  United Overseas Bank Limited                              4,574,244
                                                                  ------------
                                                                    36,811,011
                                                                  ------------
           BEVERAGES & TOBACCO             0.75%
  274,000  Fraser & Neave Limited                                      763,010
                                                                  ------------
           BROADCASTING & PUBLISHING       5.19%
  274,000  Singapore Press Holdings Limited                          5,245,692
                                                                  ------------
           BUSINESS & PUBLIC SERVICES      1.12%
  411,000  Parkway Holdings Limited                                  1,134,977
                                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   8.94%
  226,050  Creative Technology Limited                               4,917,837
  274,000  Venture Manufacturing
             (Singapore) Limited                                     4,117,074
                                                                  ------------
                                                                     9,034,911
                                                                  ------------
           LEISURE & TOURISM               0.59%
  274,000  Hotel Properties Limited                                    241,620
  137,000  Overseas Union Enterprise Limited                           351,302
                                                                  ------------
                                                                       592,922
                                                                  ------------
           MACHINERY & ENGINEERING         4.81%
3,973,000  Singapore Technologies
             Engineering Limited                                     4,863,393
                                                                  ------------
           MERCHANDISING                   0.39%
  137,000  Robinson & Company Limited                                  394,222
                                                                  ------------
           METALS - STEEL                  1.34%
  685,000  Natsteel Limited                                          1,359,111
                                                                  ------------
           MULTI-INDUSTRY                  6.62%
  726,100  Haw Par Corporation Limited                               1,238,460
  685,000  Keppel Corporation Limited                                1,533,968
3,288,000  Sembcorp Industries Limited                               3,071,115
  808,300  Straits Trading Company Limited                             844,080
                                                                  ------------
                                                                     6,687,623
                                                                  ------------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                              ------------
           REAL ESTATE                     9.12%
1,096,000  City Developments Limited                              $  4,450,891
2,055,000  DBS Land Limited                                          2,718,222
2,055,000  United Industrial Corporation
             Limited                                                   894,152
1,644,000  United Overseas Land Limited                              1,154,052
                                                                  ------------
                                                                     9,217,317
                                                                  ------------
           TELECOMMUNICATIONS             10.13%
6,302,000  Singapore Telecommunications
             Limited                                                10,237,048
                                                                  ------------
           TRANSPORTATION - AIRLINES      10.07%
1,096,000  Singapore Airlines Limited                               10,173,464
                                                                  ------------
           TRANSPORTATION - ROAD & RAIL    0.61%
1,370,000  Comfort Group Limited                                       611,997
                                                                  ------------
           TRANSPORTATION - SHIPPING       1.44%
1,781,000  Neptune Orient Lines Limited*                             1,456,872
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $86,145,247)                                     99,187,619
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    1.86%
           BANKING                         1.64%
  133,854  DBS Group Holdings Limited                                1,654,052
                                                                  ------------
           TELECOMMUNICATIONS              0.22%
  140,994  Singapore Telecommunications
             Limited                                                   229,032
                                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $1,187,864)                                       1,883,084
                                                                  ------------

           TOTAL INVESTMENTS
             (COST $87,333,111)(DAGGER)  100.00%                  $101,070,703
                                         ======                   ============

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $90,030,260.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $13,873,004
           Excess of tax cost over value                            (2,832,561)
                                                                   -----------
                                                                   $11,040,443
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SPAIN WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET          99.98%
           BANKING                        22.65%
  339,000  Banco Bilbao Vizcaya SA                                 $ 4,928,464
  431,620  Banco Santander Central
             Hispano SA                                              4,529,633
                                                                   -----------
                                                                     9,458,097
                                                                   -----------
           BEVERAGES & TOBACCO             1.44%
    9,780  El Aguila SA*                                                80,037
   46,820  Altadis SA                                                  522,907
                                                                   -----------
                                                                       602,944
                                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.59%
   35,040  Uralita SA                                                  244,252
                                                                   -----------
           BUSINESS & PUBLIC SERVICES      3.47%
   36,400  Aguas de Barcelona                                          533,398
   61,780  Autopistas Concesionaria
             Espanola SA                                               506,784
   38,780  Prosegur Cia de Seguridad SA                                410,710
                                                                   -----------
                                                                     1,450,892
                                                                   -----------
           CHEMICALS                       1.18%
1,066,060  Ercros SA                                                   492,672
                                                                   -----------
           CONSTRUCTION & HOUSING          2.80%
   10,000  Actividades de Construccion y
             Servicios SA                                              210,371
   27,160  Fomento de Construcciones y
             Contratas SA                                              474,615
   55,300  Groupo Dragados                                             485,573
                                                                   -----------
                                                                     1,170,559
                                                                   -----------
           ENERGY SOURCES                  4.97%
  109,800  Repsol SA                                                 2,077,303
                                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.22%
   12,560  Azucarera Ebro Agricolas SA                                 153,578
  230,640  Puleva SA*                                                  355,295
                                                                   -----------
                                                                       508,873
                                                                   -----------
           FOREST PRODUCTS & PAPER         0.40%
    8,000  Grupo Empresarial Ence SA                                   165,524
                                                                   -----------
           HEALTH & PERSONAL CARE          1.53%
   53,020  Fabrica Espanola de Productos
             y Farmaceuticos SA                                        639,625
                                                                   -----------
           INSURANCE                       4.77%
  145,200  Corporacion Mapfre                                        1,993,522
                                                                   -----------
           LEISURE & TOURISM               1.66%
   40,000  Sol Melia SA*                                               465,994
   40,000  TelePizza SA*                                               227,605
                                                                   -----------
                                                                       693,599
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           MACHINERY & ENGINEERING         0.82%
   39,600  Zardoya Otis SA                                         $   341,616
                                                                   -----------
           MERCHANDISING                   0.71%
   13,780  Cortefiel SA                                                294,535
                                                                   -----------
           METALS - NON FERROUS            2.53%
   94,000  Asturiana de Zinc*                                        1,057,980
                                                                   -----------
           METALS - STEEL                  2.03%
   23,500  Acerinox SA                                                 846,203
                                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.46%
   25,000  Viscofan                                                    193,522
                                                                   -----------
           MULTI-INDUSTRY                  2.51%
   33,480  Corporacion Financiere Alba                               1,047,620
                                                                   -----------
           REAL ESTATE                     1.60%
   53,340  Urbis SA 1,2,3                                              262,427
   65,520  Vallehermoso SA                                             404,990
                                                                   -----------
                                                                       667,417
                                                                   -----------
           TELECOMMUNICATIONS             25.34%
  368,160  Telefonica SA*                                           10,580,736
                                                                   -----------
           UTILITIES - ELECTRICAL & GAS   17.30%
   94,980  Endesa SA                                                 2,009,080
  102,000  Gas Natural SDG SA                                        2,051,510
   97,300  Iberdrola SA                                              1,220,653
   94,000  Union Electrica Fenosa SA                                 1,945,814
                                                                   -----------
                                                                     7,227,057
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $40,062,246)                                     41,754,548
                                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.02%
           BUSINESS & PUBLIC SERVICES      0.00%
        9  Autopistas Concesionaria
             Espanola SA                                                    74
                                                                   -----------
           CHEMICALS                       0.02%
  866,060  Ercros SA - Rights
             (Expiration Date 3/7/00)*                                   8,338
                                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $125)                                                 8,412
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $40,062,371)(DAGGER)  100.00%                   $41,762,960
                                         ======                    ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $40,521,242.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $5,701,745
           Excess of tax cost over value                            (4,460,027)
                                                                    ----------
                                                                    $1,241,718
                                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SWEDEN WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                                ----------
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      4.52%
   68,200  Electrolux AB - B                                        $1,283,563
                                                                    ----------
           BANKING                        10.14%
   89,100  ForeningsSparbanken AB                                    1,128,105
  138,600  Skandinaviska Enskilda
             Banken AB - A                                           1,391,217
   30,800  Svenska Handelsbanken AB - A                                360,100
                                                                    ----------
                                                                     2,879,422
                                                                    ----------
           BUSINESS & PUBLIC SERVICES      9.89%
    4,400  Esselte AB - A                                               25,094
   60,500  Securitas AB - B                                          1,618,256
   17,600  WM-Data AB - B                                            1,164,366
                                                                    ----------
                                                                     2,807,716
                                                                    ----------
           CONSTRUCTION & HOUSING          3.34%
   27,500  Skanska AB - B                                              947,302
                                                                    ----------
           ELECTRICAL & ELECTRONICS       25.57%
   75,900  Ericsson LM - B                                           7,263,614
                                                                    ----------
           FINANCIAL SERVICES              3.14%
   17,600  Om Gruppen AB                                               891,343
                                                                    ----------
           HEALTH & PERSONAL CARE          0.76%
   22,000  Gambro AB - A                                               153,074
    8,800  Gambro AB - B                                                62,233
                                                                    ----------
                                                                       215,307
                                                                    ----------
           INDUSTRIAL COMPONENTS           2.02%
   14,300  SKF AB - A                                                  267,503
   15,400  SKF AB - B                                                  305,646
                                                                    ----------
                                                                       573,149
                                                                    ----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                                ----------
           INSURANCE                      11.89%
   82,500  Skandia Forsakrings AB                                   $3,378,294
                                                                    ----------
           MACHINERY & ENGINEERING        10.26%
   13,200  Atlas Copco AB - A                                          304,893
    4,400  Atlas Copco AB - B                                           97,365
   27,500  Sandvik AB - A                                              744,981
   17,600  Sandvik AB - B                                              471,769
   18,700  Volvo AB - A                                                413,802
   37,400  Volvo AB - B                                                880,929
                                                                    ----------
                                                                     2,913,739
                                                                    ----------
           MERCHANDISING                   5.50%
   47,300  Hennes Mauritz AB - B                                     1,561,920
                                                                    ----------
           METALS - NON FERROUS            1.09%
   16,500  SAPA AB                                                     310,540
                                                                    ----------
           METALS - STEEL                  2.38%
   28,600  SSAB Svenskt Stal AB - A                                    347,428
   27,500  SSAB Svenskt Stal AB - B                                    327,792
                                                                    ----------
                                                                       675,220
                                                                    ----------
           MULTI-INDUSTRY                  0.16%
    6,600  Trelleborg AB - B                                            46,299
                                                                    ----------
           REAL ESTATE                     0.49%
   14,300  Drott AB - B                                                140,276
                                                                    ----------
           TELECOMMUNICATIONS              8.85%
   26,400  NetCom AB - B*                                            2,514,429
                                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,700,885)                                     28,402,133
                                                                    ----------

           TOTAL INVESTMENTS
             (COST $20,700,885)(DAGGER)  100.00%                    $28,402,133
                                         ======                     ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $20,948,198.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $8,430,890
           Excess of tax cost over value                              (976,955)
                                                                    ----------
                                                                    $7,453,935
                                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
SWITZERLAND WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET         100.00%
           BANKING                        15.93%
    2,604  Banque Cantonale Vaudoise                               $   733,565
   10,773  Credit Suisse Group                                       1,714,356
   11,613  UBS AG                                                    2,822,507
      357  Vontobel Holding AG                                         641,932
                                                                   -----------
                                                                     5,912,360
                                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    2.52%
      378  Forbo Holding AG                                            155,423
      588  Holderbank Financiere Glarus
             AG - Bearer                                               644,953
      483  Holderbank Financiere Glarus
             AG - Registered                                           136,064
                                                                   -----------
                                                                       936,440
                                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.80%
    1,281  Adecco SA                                                 1,013,498
       63  SGS Societe Generale de
             Surveillance Holding SA*                                   25,300
                                                                   -----------
                                                                     1,038,798
                                                                   -----------
           CHEMICALS                       5.48%
      252  EMS-Chemie Holding AG*                                    1,087,509
    1,260  Lonza Group AG*                                             641,177
      924  Sika Finanz AG                                              305,157
                                                                   -----------
                                                                     2,033,843
                                                                   -----------
           ELECTRICAL & ELECTRONICS        4.68%
   16,317  ABB Ltd.                                                  1,735,955
                                                                   -----------
           FINANCIAL SERVICES              2.08%
      252  Julius Baer Holding Limited AG                              773,340
                                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       8.58%
    1,890  Nestle SA                                                 3,186,628
                                                                   -----------
           HEALTH & PERSONAL CARE         32.88%
    5,103  Novartis AG                                               6,496,507
       42  Roche Holding AG - Bearer                                   503,476
      483  Roche Holding AG - Genussein                              5,205,191
                                                                   -----------
                                                                    12,205,174
                                                                   -----------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           INSURANCE                       9.57%
    1,092  Schweizerische
             Rueckversicherungs (Swiss Re)                         $ 1,755,421
    4,242  Zurich Allied AG                                          1,797,587
                                                                   -----------
                                                                     3,553,008
                                                                   -----------
           LEISURE & TOURISM               1.74%
       84  Kuoni Reisen AG                                             382,642
      567  Moevenpick Holding AG                                       265,080
                                                                   -----------
                                                                       647,722
                                                                   -----------
           MACHINERY & ENGINEERING         2.89%
    1,050  Georg Fischer AG                                            313,414
       42  Schindler Holding AG -
             Particapation Certificates                                 60,770
      105  Schindler Holding AG - Registered                           151,043
      840  Sulzer AG                                                   547,279
                                                                   -----------
                                                                     1,072,506
                                                                   -----------
           MERCHANDISING                   3.27%
      504  Jelmoli Holding AG - Bearer                                 643,443
      504  Jelmoli Holding AG - Registered                             129,595
    1,533  Valora Holding AG                                           441,045
                                                                   -----------
                                                                     1,214,083
                                                                   -----------
           MULTI-INDUSTRY                  1.52%
      924  Alusuisse Lonza Group AG                                    564,901
                                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         0.30%
      105  The Swatch Group AG - B                                     112,904
                                                                   -----------
           TELECOMMUNICATIONS              4.74%
    5,397  Swisscom AG                                               1,759,751
                                                                   -----------
           TRANSPORTATION - AIRLINES       1.02%
    1,995  SairGroup                                                   379,055
                                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $41,446,523)                                     37,126,468
                                                                   -----------

           TOTAL INVESTMENTS
             (COST $41,446,523)(DAGGER)  100.00%                   $37,126,468
                                         ======                    ===========

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $41,793,017.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $   783,812
           Excess of tax cost over value                            (5,450,361)
                                                                   -----------
                                                                   $(4,666,549)
                                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
UNITED KINGDOM WEBS INDEX SERIES

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           COMMON STOCK - BASKET          99.99%
           AEROSPACE & MILITARY
             TECHNOLOGY                    0.72%
  166,935  British Aerospace PLC                                  $    826,199
                                                                  ------------
           BANKING                        13.37%
  101,277  Abbey National PLC                                        1,136,789
  109,678  Barclays PLC                                              2,642,249
  154,070  Halifax Group PLC                                         1,381,548
  491,536  HSBC Holdings PLC                                         5,722,911
  386,570  Lloyds TSB Group PLC                                      3,557,921
   73,594  Royal Bank of Scotland Group PLC                            967,803
                                                                  ------------
                                                                    15,409,221
                                                                  ------------
           BEVERAGES & TOBACCO             2.94%
  161,820  British American Tobacco PLC                                665,487
  153,047  Cadbury Schweppes PLC                                       908,474
  238,049  Diageo PLC                                                1,817,031
                                                                  ------------
                                                                     3,390,992
                                                                  ------------
           BROADCASTING & PUBLISHING       4.34%
  122,667  British Sky Broadcasting Group PLC*                       3,150,757
   40,734  Pearson PLC                                               1,351,728
   68,355  Reed International PLC                                      501,521
                                                                  ------------
                                                                     5,004,006
                                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.96%
   22,010  Blue Circle Industries PLC                                  148,284
   37,510  BPB PLC                                                     160,626
   45,539  Caradon PLC                                                  95,257
   60,729  Hanson PLC                                                  389,723
   24,645  Hepworth PLC                                                 58,361
   21,545  RMC Group PLC                                               248,296
                                                                  ------------
                                                                     1,100,547
                                                                  ------------
           BUSINESS & PUBLIC SERVICES      9.57%
   17,484  Anglian Water PLC                                           122,967
   74,710  BAA PLC                                                     444,357
   59,241  Compass Group PLC                                           707,507
   14,756  De La Rue PLC                                                62,897
  123,256  Hays PLC                                                    819,200
   32,581  Logica PLC                                                1,389,791
   37,603  Misys PLC                                                   563,957
   37,200  Railtrack Group PLC                                         378,793
  151,652  Rentokil Initial PLC                                        494,388
  103,881  Reuters Group PLC                                         2,245,118
   95,418  Sage Group PLC                                            1,201,325
   32,147  SEMA Group PLC                                              688,176
   35,619  Thames Water PLC                                            390,810
   42,284  United Utilities PLC                                        436,903
   56,234  WPP Group PLC                                             1,084,406
                                                                  ------------
                                                                    11,030,595
                                                                  ------------
           CHEMICALS                       1.17%
   42,470  BOC Group PLC                                               857,536
   63,395  Imperial Chemical Industries PLC                            486,897
                                                                  ------------
                                                                     1,344,433
                                                                  ------------
           CONSTRUCTION & HOUSING          0.09%
   48,205  Taylor Woodrow PLC                                          103,117
                                                                  ------------
           DATA PROCESSING &REPRODUCTION   0.26%
    3,565  Psion PLC                                                   298,963
                                                                  ------------
           ELECTRICAL & ELECTRONICS        1.97%
   81,660  Marconi PLC                                               2,264,181
                                                                  ------------



  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------

           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.78%
   12,989  Arm Holdings PLC*                                        $  979,149
  181,722  Invensys PLC                                                833,400
   56,513  Williams PLC                                                234,195
                                                                  ------------
                                                                     2,046,744
                                                                  ------------
           ENERGY SOURCES                  6.18%
  878,540  BP Amoco PLC                                              6,761,387
   16,647  Burmah Castrol PLC                                          267,274
   62,620  Lasmo PLC                                                    93,668
                                                                  ------------
                                                                     7,122,329
                                                                  ------------
           FINANCIAL SERVICES              2.10%
   49,755  AMVESCAP PLC                                                565,154
   29,884  Provident Financial PLC                                     242,966
   28,365  Schroders PLC                                               546,762
   20,987  St. James Place Capital PLC                                  62,289
   56,265  3i Group PLC                                              1,001,952
                                                                  ------------
                                                                     2,419,123
                                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.37%
  234,112  Unilever PLC                                              1,425,704
   36,487  United Biscuits Holdings PLC                                150,053
                                                                  ------------
                                                                     1,575,757
                                                                  ------------
           FOREST PRODUCTS & PAPER         0.07%
   32,860  Arjo Wiggins Appleton PLC                                    81,964
                                                                  ------------
           GOLD MINES                      0.12%
   12,648  Lonmin PLC                                                  135,778
                                                                  ------------
           HEALTH & PERSONAL CARE         12.50%
  140,647  Astrazeneca PLC                                           4,571,792
  223,696  Glaxo Wellcome PLC                                        5,360,800
  399,528  Smithkline Beecham PLC                                    4,475,064
                                                                  ------------
                                                                    14,407,656
                                                                  ------------
           INDUSTRIAL COMPONENTS           0.26%
   40,393  BBA Group PLC                                               248,059
   53,165  BICC PLC                                                     49,520
                                                                  ------------
                                                                       297,579
                                                                  ------------
           INSURANCE                       4.46%
  133,083  Allied Zurich AG PLC                                      1,131,378
   93,310  CGU PLC                                                   1,112,916
  379,905  Legal & General Group PLC                                   926,623
  131,719  Prudential PLC                                            1,942,204
    4,247  Royal & Sun Alliance
             Insurance Group PLC                                        23,198
                                                                  ------------
                                                                     5,136,319
                                                                  ------------
           LEISURE & TOURISM               3.00%
   62,589  Bass PLC                                                    663,504
   73,191  Carlton Communications PLC                                  827,314
  140,430  Granada Group PLC                                         1,414,426
   93,000  Hilton Group PLC                                            340,253
   86,335  Rank Group PLC                                              215,349
                                                                  ------------
                                                                     3,460,846
                                                                  ------------
           MACHINERY & ENGINEERING         1.16%
   79,413  GKN PLC                                                   1,019,535
   26,040  Smiths Industries PLC                                       316,953
                                                                  ------------
                                                                     1,336,488
                                                                  ------------

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
UNITED KINGDOM WEBS INDEX SERIES (CONCLUDED)

  NO. OF
  SHARES    SECURITY                                                 VALUE
  -------   --------                                              -----------
           MERCHANDISING                   4.80%
   67,115  Boots Company PLC                                        $  487,920
   30,442  Dixons Group PLC*                                           653,599
   90,334  Great Universal Stores PLC                                  511,258
  100,068  Kingfisher PLC                                              754,342
  211,296  Marks & Spencer PLC                                         758,879
   31,620  Next PLC                                                    262,072
   73,501  Safeway PLC                                                 179,566
  140,306  Sainsbury PLC                                               577,010
  499,565  Tesco PLC                                                 1,352,558
                                                                  ------------
                                                                     5,537,204
                                                                  ------------
           METALS - NON FERROUS            0.83%
   64,852  Rio Tinto PLC                                               960,342
                                                                  ------------
           METALS - STEEL                  0.25%
  173,910  Corus Group PLC                                             288,279
                                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.18%
   92,380  Pilkington PLC                                               96,984
   38,068  Rexam PLC                                                   110,130
                                                                  ------------
                                                                       207,114
                                                                  ------------
           MULTI-INDUSTRY                  0.15%
   33,077  TI Group PLC                                                175,846
                                                                  ------------
           REAL ESTATE                     0.80%
   56,265  British Land Company PLC                                    308,669
   40,331  Land Securities PLC                                         439,645
   33,666  MEPC PLC                                                    179,111
                                                                  ------------
                                                                       927,425
                                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         0.67%
   72,819  EMI Group PLC                                               775,401
                                                                  ------------
           TELECOMMUNICATIONS             18.93%
  335,141  British Telecommunications PLC                            5,851,703
    1,767  Cable & Wireless PLC                                         36,683
2,839,786  Vodafone Airtouch PLC                                    15,926,462
                                                                  ------------
                                                                    21,814,848
                                                                  ------------

  NO. OF
  SHARES    SECURITY                                                  VALUE
  -------   --------                                               -----------
           TEXTILES & APPAREL              0.06%
   99,045  Coats Viyella PLC                                        $   63,718
                                                                  ------------
           TRANSPORTATION - AIRLINES       0.38%
   93,930  British Airways PLC                                         443,379
                                                                  ------------
           TRANSPORTATION - SHIPPING       0.49%
   50,065  Peninsular & Oriental Steam
             Navigation Company PLC                                    563,933
                                                                  ------------
           UTILITIES - ELECTRICAL & GAS    4.06%
  245,768  Bg Group PLC                                              1,071,833
  249,891  Centrica PLC                                                843,250
  143,592  National Grid Group PLC                                   1,113,041
   97,495  National Power PLC                                          576,028
   14,105  Scottish and Southern Energy PLC                            118,074
  126,480  Scottish Power PLC                                          960,432
                                                                  ------------
                                                                     4,682,658
                                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $123,427,627)                                   115,232,984
                                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.01%
           AEROSPACE & MILITARY
             TECHNOLOGY                    0.00%
       19  British Aerospace PLC                                            94
    4,710  Rolls-Royce PLC                                              15,336
                                                                  ------------
                                                                        15,430
                                                                  ------------
           METALS - STEEL                  0.01%
       20  Corus Group PLC                                                  33
                                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $16,812)                                            15,463
                                                                  ------------

           TOTAL INVESTMENTS
             (COST $123,444,439)         100.00%                  $115,248,447
                                         =======                  ============

--------------
*  Non-income producing security.
(DAGGER)  Aggregate  cost for Federal income tax purposes is  $124,022,752.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                          $  9,917,954
           Excess of tax cost over value                           (18,692,259)
                                                                  ------------
                                                                  $ (8,774,305)
                                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 29, 2000

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------


                                               AUSTRALIA     AUSTRIA      BELGIUM      CANADA        FRANCE        GERMANY
                                                 WEBS         WEBS         WEBS         WEBS          WEBS          WEBS
                                                 INDEX        INDEX        INDEX        INDEX         INDEX         INDEX
                                                SERIES       SERIES       SERIES       SERIES        SERIES        SERIES
                                              -----------   ----------  -----------  -----------   -----------  ------------
ASSETS
  Investments, at value ....................  $58,311,883   $9,077,967  $10,355,202  $13,553,795   $93,506,550  $181,704,433
  Cash and foreign currency (at value) .....      403,082       64,576      128,159       65,532       144,423       707,685
  Cash collateral for securities loaned ....   10,346,982           --           --      642,950    19,465,330     5,291,310
  Dividends receivable .....................      145,657       34,121       51,684        9,997       251,855        28,303
  Interest receivable ......................        1,169          130           72          168         2,020         8,190
  Receivable for securities sold ...........    5,132,452           --           --           --            --            --
  Asset for in-kind redemptions ............           --           --           --           --            --            --
  Receivable for Fund shares sold ..........           --           --           --           --            --            --
  Deferred organization cost ...............       36,747       27,328       11,936       25,956        71,242        67,683
  Prepaid expenses .........................        3,454          957           24          484         4,584         6,911
                                              -----------   ----------  -----------  -----------   -----------  ------------
      Total assets .........................   74,381,426    9,205,079   10,547,077   14,298,882   113,446,004   187,814,515
                                              -----------   ----------  -----------  -----------   -----------  ------------
LIABILITIES
  Payable for securities purchased .........    5,232,704           --           --           --            --            --
  Payable for Fund shares redeemed .........           --           --           --           --            --            --
  Liability for in-kind subscriptions ......           --           --           --           --            --            --
  Payable for securities loaned ............   10,346,982           --           --      642,950    19,465,330     5,291,310
  Advisory fee payable .....................       39,988        7,133        7,825        7,967        53,872        99,246
  Administration fee payable ...............       29,335        5,286        5,768        5,763        38,941        71,362
  Distribution fee payable .................       31,084        5,540        6,081        6,200        41,906        77,275
  Custody fee payable ......................       25,287        9,994        8,492        9,272        40,611        64,151
  Accrued expenses .........................       23,660        6,073        8,640       11,131        30,701        64,359
                                              -----------   ----------  -----------  -----------   -----------  ------------
      Total liabilities ....................   15,729,040       34,026       36,806      683,283    19,671,361     5,667,703
                                              -----------   ----------  -----------  -----------   -----------  ------------
NET ASSETS
  Capital stock, $0.001 par value ..........        5,800        1,200          840          800         3,401         6,601
  Paid-in capital ..........................   60,447,431   13,200,148   13,986,478    9,861,734    68,093,157   144,607,467
  Accumulated net investment income/(loss)..      706,296      (54,611)    (106,802)      12,437      (401,211)     (435,986)
  Accumulated net realized gain/(loss)
    on investments .........................   (2,173,992)  (1,860,483)  (1,034,615)   1,163,626     5,826,213    16,796,902
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .....................     (333,149)  (2,115,201)  (2,335,630)   2,577,002    20,253,083    21,171,828
                                              -----------   ----------  -----------  -----------   -----------  ------------
  Net Assets ...............................  $58,652,386  $ 9,171,053  $10,510,271  $13,615,599   $93,774,643  $182,146,812
                                              ===========   ==========  ===========  ===========   ===========  ============
  Shares of capital stock issued and
    outstanding ............................    5,800,030    1,200,030      840,030      800,030     3,401,000     6,601,000
                                              ===========   ==========  ===========  ===========   ===========  ============
  Net Asset Value Per Share ................  $     10.11  $      7.64  $     12.51  $     17.02   $     27.57  $      27.59
                                              ===========   ==========  ===========  ===========   ===========  ============


                                                                                          MALAYSIA       MEXICO
                                               HONG KONG     ITALY         JAPAN           (FREE)        (FREE)    NETHERLANDS
                                                 WEBS         WEBS          WEBS            WEBS          WEBS        WEBS
                                                 INDEX        INDEX         INDEX           INDEX         INDEX       INDEX
                                                SERIES       SERIES        SERIES          SERIES        SERIES      SERIES
                                              -----------  -----------  --------------  ------------  -----------  -----------
ASSETS
  Investments, at value ....................  $87,044,071  $63,841,262  $  884,262,534  $123,172,888  $26,958,549  $23,312,211
  Cash and foreign currency (at value) .....      522,107      421,984       1,442,317     4,222,313       95,098       16,798
  Cash collateral for securities loaned ....    8,082,000   24,393,700     110,869,453            --    4,214,500           --
  Dividends receivable .....................           --           --         186,991       211,854           --       11,383
  Interest receivable ......................        1,136        5,362          14,399         8,505        2,553          100
  Receivable for securities sold ...........           --           --              --            --           --           --
  Asset for in-kind redemptions ............           --           --      18,239,747            --           --           --
  Receivable for Fund shares sold ..........           --           --              --            --           --           --
  Deferred organization cost ...............       18,865       35,876         149,363        19,997       20,203       16,919
  Prepaid expenses .........................        5,840        5,757          12,359           812          117        2,340
                                              -----------  -----------  --------------  ------------  -----------  -----------
      Total assets .........................   95,674,019   88,703,941   1,015,177,163   127,636,369   31,291,020   23,359,751
                                              -----------  -----------  --------------  ------------  -----------  -----------
LIABILITIES
  Payable for securities purchased .........           --           --              --            --           --           --
  Payable for Fund shares redeemed .........           --           --      18,232,439            --           --           --
  Liability for in-kind subscriptions ......           --           --              --            --           --           --
  Payable for securities loaned ............    8,082,000   24,393,700     110,869,453            --    4,214,500           --
  Advisory fee payable .....................       55,411       37,730         584,268        71,792       16,817       16,744
  Administration fee payable ...............       40,464       27,424         426,836        51,831       12,261       12,348
  Distribution fee payable .................       43,075       29,345         454,341        55,871       13,088       13,011
  Custody fee payable ......................       41,362       24,673         233,303        43,289       21,731       17,287
  Accrued expenses .........................       33,151       20,832         290,710        45,594       11,190        8,557
                                              -----------  -----------  --------------  ------------  -----------  -----------
      Total liabilities ....................    8,295,463   24,533,704     131,091,350       268,377    4,289,587       67,947
                                              -----------  -----------  --------------  ------------  -----------  -----------
NET ASSETS
  Capital stock, $0.001 par value ..........        6,526        2,400          58,801        17,025        1,500        1,001
  Paid-in capital ..........................   70,036,494   46,355,410     694,938,497    88,268,321   19,777,899   23,577,747
  Accumulated net investment income/(loss)..     (219,100)    (770,342)     (5,089,699)      471,192      (51,105)    (153,449)
  Accumulated net realized gain/(loss)
    on investments .........................  (10,230,697)   3,864,410      22,606,285   (14,615,406)   1,082,422     (462,390)
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .....................   27,785,333   14,718,359     171,571,929    53,226,860    6,190,717      328,895
                                              -----------  -----------  --------------  ------------  -----------  -----------
  Net Assets ...............................  $87,378,556  $64,170,237  $  884,085,813  $127,367,992  $27,001,433  $23,291,804
                                              ===========  ===========  ==============  ============  ===========  ===========
  Shares of capital stock issued and
    outstanding ............................    6,526,000    2,400,030      58,801,000    17,025,030    1,500,030    1,001,000
                                              ===========  ===========  ==============  ============  ===========  ===========
  Net Asset Value Per Share ................  $     13.39  $     26.74  $        15.04  $       7.48  $     18.00  $     23.27
                                              ===========  ===========  ==============  ============  ===========  ===========


                                               SINGAPORE                                              UNITED
                                                (FREE)       SPAIN        SWEDEN     SWITZERLAND     KINGDOM
                                                 WEBS         WEBS          WEBS         WEBS         WEBS
                                                 INDEX        INDEX         INDEX        INDEX        INDEX
                                                SERIES       SERIES        SERIES       SERIES       SERIES
                                             ------------  -----------  -----------  -----------  ------------
ASSETS
  Investments, at value .................... $101,070,703  $41,762,960  $28,402,133  $37,126,468  $115,248,447
  Cash and foreign currency (at value) .....    8,591,033      398,072      232,112       43,156       698,505
  Cash collateral for securities loaned ....   12,857,750    5,668,634           --           --            --
  Dividends receivable .....................       16,949       47,599           --       88,790       426,268
  Interest receivable ......................        4,482          765          376          127           525
  Receivable for securities sold ...........           --           --           --    2,024,734            --
  Asset for in-kind redemptions ............           --           --           --           --            --
  Receivable for Fund shares sold ..........           --           --           --           --     3,751,471
  Deferred organization cost ...............       24,013       29,662       19,311       45,595        43,044
  Prepaid expenses .........................        8,926        4,228        1,142        3,515         7,563
                                             ------------  -----------  -----------  -----------  ------------
      Total assets .........................  122,573,856   47,911,920   28,655,074   39,332,385   120,175,823
                                             ------------  -----------  -----------  -----------  ------------
LIABILITIES
  Payable for securities purchased .........    8,148,559           --           --    2,000,845            --
  Payable for Fund shares redeemed .........           --           --           --           --            --
  Liability for in-kind subscriptions ......           --           --           --           --     3,717,193
  Payable for securities loaned ............   12,857,750    5,668,634           --           --            --
  Advisory fee payable .....................       76,401       26,124       15,442       25,296        75,000
  Administration fee payable ...............       56,303       19,054       11,226       18,519        54,994
  Distribution fee payable .................       59,372       20,313       12,009       19,670        58,294
  Custody fee payable ......................       54,145       18,800       22,177       26,223        64,170
  Accrued expenses .........................       41,421       16,608       10,454       15,726        46,433
                                             ------------  -----------  -----------  -----------  ------------
      Total liabilities ....................   21,293,951    5,769,533       71,308    2,106,279     4,016,084
                                             ------------  -----------  -----------  -----------  ------------
NET ASSETS
  Capital stock, $0.001 par value ..........       13,700        1,500          825        2,626         6,201
  Paid-in capital ..........................   88,817,768   38,712,727   15,325,007   41,414,213   118,583,690
  Accumulated net investment income/(loss)..     (689,897)     100,410     (110,495)    (205,957)      382,519
  Accumulated net realized gain/(loss)
    on investments .........................     (650,093)   1,630,194    5,667,182      344,635     5,399,782
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .....................   13,788,427    1,697,556    7,701,247   (4,329,411)   (8,212,453)
                                             ------------  -----------  -----------  -----------  ------------
  Net Assets ............................... $101,279,905  $42,142,387  $28,583,766  $37,226,106  $116,159,739
                                             ============  ===========  ===========  ===========  ============
  Shares of capital stock issued and
    outstanding ............................   13,700,030    1,500,030      825,030    2,626,000     6,201,000
                                             ============  ===========  ===========  ===========  ============
  Net Asset Value Per Share ................ $       7.39  $     28.09  $     34.65  $     14.18  $      18.73
                                             ============  ===========  ===========  ===========  ============

                 See accompanying notes to financial statements.

                                     44 & 45

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000

STATEMENTS OF OPERATIONS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

                                                                  AUSTRALIA     AUSTRIA      BELGIUM     CANADA      FRANCE
                                                                    WEBS         WEBS         WEBS        WEBS        WEBS
                                                                    INDEX        INDEX        INDEX       INDEX       INDEX
                                                                   SERIES       SERIES       SERIES      SERIES      SERIES
                                                                 ----------  -----------   ----------  ----------  -----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...............   $1,087,878  $     7,347   $    8,048  $   72,027  $    13,603
  Interest ...................................................        9,629        1,204        3,375       1,503       13,730
                                                                 ----------  -----------   ----------  ----------  -----------
    Total investment income ..................................    1,097,507        8,551       11,423      73,530       27,333
                                                                 ----------  -----------   ----------  ----------  -----------
EXPENSES:
  Advisory fees ..............................................       78,598       15,242       16,646      14,510      105,764
  Administration fees ........................................       59,881       11,703       12,747      10,939       79,998
  Distribution fees ..........................................       59,876       11,585       12,657      11,080       80,593
  Custodian fees and expenses ................................       23,445        8,003        9,479       6,692       37,542
  Transfer agent fees ........................................        4,334        3,968        5,415       3,934        4,562
  Directors' fees ............................................        3,742          726          794         691        5,050
  Legal fees .................................................        7,157        1,320        1,113       1,374        9,573
  Audit fees .................................................       11,858        2,284        2,483       2,270       16,227
  Federal and state registration fees ........................        1,347           --        3,527       1,168          340
  Amortization of deferred organization costs ................       14,290       10,626        4,642      10,094       27,704
  Insurance ..................................................        3,596          474        1,536       1,275        2,957
  Printing ...................................................        1,663          317          346         313        2,237
  Licensing fees .............................................        8,981        1,738        1,898       1,662       12,089
  Amex listing fee ...........................................          615           60          369         304          269
  Interest expense ...........................................        4,963          300        6,077       5,870           --
  Miscellaneous expenses .....................................        4,065        1,878        2,033       2,052        5,188
                                                                 ----------  -----------   ----------  ----------  -----------
    Total expenses ...........................................      288,411       70,224       81,762      74,228      390,093
                                                                 ----------  -----------   ----------  ----------  -----------
  Net investment income/(loss) ...............................      809,096      (61,673)     (70,339)       (698)    (362,760)
                                                                 ----------  -----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ....................     (848,462)    (283,037)    (463,170)  1,160,817    4,018,885
  Net realized gain/(loss) on investments on
    in-kind redemptions ......................................       70,377     (586,740)          --          --    3,534,173
  Net realized gain/(loss) on foreign currency
    related transactions .....................................       26,282       (2,113)      24,693       2,809      (29,479)
                                                                 ----------  -----------   ----------  ----------  -----------
                                                                   (751,803)    (871,890)    (438,477)  1,163,626    7,523,579
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ............      956,694   (1,208,268)  (2,477,022)  1,553,877    9,582,957
                                                                 ----------  -----------   ----------  ----------  -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation
    of  other  assets  and  liabilities denominated in
    foreign currencies .......................................      204,891   (2,080,158)  (2,915,499)  2,717,503   17,106,536
                                                                 ----------  -----------   ----------  ----------  -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $1,013,987  $(2,141,831) $(2,985,838) $2,716,805  $16,743,776
                                                                 ==========  ===========   ==========  ==========  ===========

                                                                                                                     MALAYSIA
                                                                  GERMANY      HONG KONG     ITALY        JAPAN       (FREE)
                                                                   WEBS          WEBS         WEBS         WEBS        WEBS
                                                                   INDEX         INDEX        INDEX        INDEX       INDEX
                                                                  SERIES        SERIES       SERIES       SERIES      SERIES
                                                                 -----------  -----------  ----------  -----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...............   $   188,853  $ 1,153,761 $   182,489 $  1,941,067 $   956,224
  Interest ...................................................        22,497       10,048      63,509      102,259      45,786
                                                                 -----------  ----------- ----------- ------------ -----------
    Total investment income ..................................       211,350    1,163,809     245,998    2,043,326   1,002,010
                                                                 -----------  ----------- ----------- ------------ -----------
EXPENSES:
  Advisory fees ..............................................       179,818      106,848      74,727    1,116,139     132,526
  Administration fees ........................................       135,083       81,160      56,701      847,556      99,886
  Distribution fees ..........................................       137,364       81,429      56,913      851,046     101,151
  Custodian fees and expenses ................................        56,783       40,165      29,000      226,179      49,922
  Transfer agent fees ........................................         5,020        9,249       4,782       12,172       9,310
  Directors' fees ............................................        10,070        5,091       3,569       47,519       7,220
  Legal fees .................................................        17,512       10,124       6,502      105,614      23,437
  Audit fees .................................................        28,623       16,297      11,091      172,713      20,326
  Federal and state registration fees ........................        12,211        4,700          --       15,001         438
  Amortization of deferred organization costs ................        26,320        7,336      13,951       58,083       7,776
  Insurance ..................................................         5,298        3,744       4,224       29,259       5,036
  Printing ...................................................         6,973        2,271       1,579       34,759       4,344
  Licensing fees .............................................        20,605       12,212       8,537      127,657      15,172
  Amex listing fee ...........................................           375          473         766        1,714         409
  Interest expense ...........................................         4,422        5,006      25,926        1,674          --
  Miscellaneous expenses .....................................         4,501        3,731       2,001       19,676       5,898
                                                                 -----------  ----------- ----------- ------------ -----------
    Total expenses ...........................................       650,978      389,836     300,269    3,666,761     482,851
                                                                 -----------  ----------- ----------- ------------ -----------
  Net investment income/(loss) ...............................      (439,628)     773,973     (54,271)  (1,623,435)    519,159
                                                                 -----------  ----------- ----------- ------------ -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ....................    15,662,432    1,320,205   2,540,178   25,130,076      12,538
  Net realized gain/(loss) on investments on
    in-kind redemptions ......................................     1,613,589      418,248   1,365,033    6,684,017          --
  Net realized gain/(loss) on foreign currency
    related transactions .....................................       (69,310)        (722)    (30,180)     102,857      (2,878)
                                                                 -----------  ----------- ----------- ------------ -----------
                                                                  17,206,711    1,737,731   3,875,031   31,916,950       9,660
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ............    20,067,098    8,248,067   8,419,369   76,168,042  31,588,275
                                                                 -----------  ----------- ----------- ------------ -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation
    of  other  assets  and  liabilities denominated in
    foreign currencies .......................................    37,273,809    9,985,798  12,294,400  108,084,992  31,597,935
                                                                 -----------  ----------- ----------- ------------ -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $36,834,181  $10,759,771 $12,240,129 $106,461,557 $32,117,094
                                                                 ===========  =========== =========== ============ ===========

                                                                   MEXICO                SINGAPORE
                                                                   (FREE)   NETHERLANDS    (FREE)        SPAIN      SWEDEN
                                                                    WEBS       WEBS         WEBS         WEBS        WEBS
                                                                    INDEX      INDEX        INDEX        INDEX       INDEX
                                                                   SERIES     SERIES       SERIES       SERIES      SERIES
                                                                 ----------  ---------  ------------  ----------  -----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...............   $   67,969  $  34,337  $  1,401,258  $  305,676  $        --
  Interest ...................................................        4,519      8,994        31,208       6,570        2,141
                                                                 ----------  ---------  ------------  ----------  -----------
    Total investment income ..................................       72,488     43,331     1,432,466     312,246        2,141
                                                                 ----------  ---------  ------------  ----------  -----------
EXPENSES:
  Advisory fees ..............................................       30,980     36,784       152,645      50,588       28,922
  Administration fees ........................................       23,468     28,206       116,622      38,410       21,891
  Distribution fees ..........................................       23,653     27,947       116,224      38,554       22,061
  Custodian fees and expenses ................................       23,960     14,453        58,556      19,746       17,032
  Transfer agent fees ........................................        4,269      4,122        10,047       4,578        5,700
  Directors' fees ............................................        1,474      1,756         8,065       2,411        1,378
  Legal fees .................................................        2,872      2,461        14,110       4,634        2,635
  Audit fees .................................................        4,680      5,221        22,806       7,573        4,039
  Federal and state registration fees ........................           --         --            --         860           30
  Amortization of deferred organization costs ................        7,856      6,579         9,337      11,535        7,509
  Insurance ..................................................        1,297      1,221         4,649       1,703        1,106
  Printing ...................................................          666        760         3,218       1,074          619
  Licensing fees .............................................        3,546      4,192        17,434       5,782        3,309
  Amex listing fee ...........................................          235        160           308         178          155
  Interest expense ...........................................          245     13,206           205       6,758        2,912
  Miscellaneous expenses .....................................        3,040        385         3,282       3,129        3,109
                                                                 ----------  ---------  ------------  ----------  -----------
    Total expenses ...........................................      132,241    147,453       537,508     197,513      122,407
                                                                 ----------  ---------  ------------  ----------  -----------
  Net investment income/(loss) ...............................      (59,753)  (104,122)      894,958     114,733     (120,266)
                                                                 ----------  ---------  ------------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ....................    1,210,409    196,830     9,656,060   1,647,758    3,873,453
  Net realized gain/(loss) on investments on
    in-kind redemptions ......................................        5,425   (330,320)    1,970,159          --    2,645,700
  Net realized gain/(loss) on foreign currency
    related transactions .....................................         (474)    (7,096)      (45,326)    (17,564)      (3,643)
                                                                 ----------  ---------  ------------  ----------  -----------
                                                                  1,215,360   (140,586)   11,580,893   1,630,194    6,515,510
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ............    5,725,401     10,468   (18,535,628)  1,842,991    4,289,516
                                                                 ----------  ---------  ------------  ----------  -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation
    of  other  assets  and  liabilities denominated in
    foreign currencies .......................................    6,940,761   (130,118)   (6,954,735)  3,473,185   10,805,026
                                                                 ----------  ---------  ------------  ----------  -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $6,881,008  $(234,240) $ (6,059,777) $3,587,918  $10,684,760
                                                                 ==========  =========  ============  ==========  ===========

                                                                                  UNITED
                                                                 SWITZERLAND     KINGDOM
                                                                    WEBS           WEBS
                                                                    INDEX          INDEX
                                                                   SERIES         SERIES
                                                                 -----------   ------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...............   $        --   $  1,026,066
  Interest ...................................................         1,185         10,238
                                                                 -----------   ------------
    Total investment income ..................................         1,185      1,036,304
                                                                 -----------   ------------
EXPENSES:
  Advisory fees ..............................................        50,601        154,453
  Administration fees ........................................        38,541        117,842
  Distribution fees ..........................................        38,533        117,539
  Custodian fees and expenses ................................        19,349         38,017
  Transfer agent fees ........................................         4,164          4,588
  Directors' fees ............................................         2,412          7,361
  Legal fees .................................................         4,385         13,725
  Audit fees .................................................         7,583         23,950
  Federal and state registration fees ........................           868          3,026
  Amortization of deferred organization costs ................        17,730         16,739
  Insurance ..................................................         1,975          4,922
  Printing ...................................................         1,066          3,232
  Licensing fees .............................................         5,780         17,631
  Amex listing fee ...........................................           277            559
  Interest expense ...........................................         4,520         25,265
  Miscellaneous expenses .....................................         2,925          9,336
                                                                 -----------   ------------
    Total expenses ...........................................       200,709        558,185
                                                                 -----------   ------------
  Net investment income/(loss) ...............................      (199,524)       478,119
                                                                 -----------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ....................       358,746      4,793,777
  Net realized gain/(loss) on investments on
    in-kind redemptions ......................................       375,640      2,937,974
  Net realized gain/(loss) on foreign currency
    related transactions .....................................        (4,868)        76,440
                                                                 -----------   ------------
                                                                     729,518      7,808,191
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ............    (3,892,926)   (14,912,794)
                                                                 -----------   ------------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation
    of  other  assets  and  liabilities denominated in
    foreign currencies .......................................    (3,163,408)    (7,104,603)
                                                                 -----------   ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $(3,362,932)  $ (6,626,484)
                                                                 ===========   ============

                 See accompanying notes to financial statements.

                                     46 & 47

STATEMENTS OF CHANGES IN NET ASSETS                        WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

                                                               AUSTRALIA                  AUSTRIA                    BELGIUM
                                                                 WEBS                      WEBS                       WEBS
                                                                 INDEX                     INDEX                     INDEX
                                                                SERIES                    SERIES                    SERIES
                                                       ------------------------  ------------------------  ------------------------
                                                         For the                   For the                   For the
                                                       six months     For the     six months    For the    six months     For the
                                                          ended        year         ended         year        ended        year
                                                        02/29/00       ended       02/29/00      ended      02/29/00       ended
                                                       (Unaudited)    08/31/99   (Unaudited)    08/31/99   (Unaudited)   08/31/99
                                                       -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income/(loss) ....................... $   809,096  $ 1,018,910  $   (61,673) $   103,998  $   (70,339) $    74,362
  Net realized gain/(loss) on investments and
    foreign currency related transactions ............    (751,803)  (1,050,159)    (871,890)    (967,245)    (438,477)   3,499,750
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ....     956,694   11,353,376   (1,208,268)      36,686   (2,477,022)  (2,955,479)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Net increase/(decrease) in net assets resulting
    from operations ..................................   1,013,987   11,322,127   (2,141,831)    (826,561)  (2,985,838)     618,633
                                                       -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
  Net investment income ..............................     (99,001)  (1,018,910)          --     (103,998)          --           --
  In excess of net investment income .................          --       (7,396)          --      (13,614)          --       (7,001)
  Net realized gains .................................          --           --           --           --           --     (997,661)
  In excess of net realized gains ....................          --           --           --           --           --           --
  Return of capital ..................................          --     (319,842)          --      (25,471)          --     (770,321)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Net decrease in net assets from distributions ......     (99,001)  (1,346,148)          --     (143,083)          --   (1,774,983)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ...................   7,927,588   14,143,418      786,112    5,660,757           --    2,006,880
  Cost of shares redeemed ............................  (4,147,344)  (4,261,441)  (2,249,507)          --           --  (13,118,955)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .......................   3,780,244    9,881,977   (1,463,395)   5,660,757           --  (11,112,075)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Total increase/(decrease) in net assets ............   4,695,230   19,857,956   (3,605,226)   4,691,113   (2,985,838) (12,268,425)
NET ASSETS:
  Beginning of period ................................  53,957,156   34,099,200   12,776,279    8,085,166   13,496,109   25,764,534
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  End of period ...................................... $58,652,386  $53,957,156  $ 9,171,053  $12,776,279  $10,510,271  $13,496,109
                                                       ===========  ===========  ===========  ===========  ===========  ===========
Capital Share Transactions:
  Shares sold ........................................     800,000    1,400,000      100,000      600,000           --      120,000
  Shares redeemed ....................................    (400,000)    (400,000)    (300,000)          --           --     (680,000)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
  Net increase/(decrease) in shares ..................     400,000    1,000,000     (200,000)     600,000           --     (560,000)
                                                       ===========  ===========  ===========  ===========  ===========  ===========


                                                                 CANADA                    FRANCE                    GERMANY
                                                                  WEBS                      WEBS                       WEBS
                                                                 INDEX                     INDEX                      INDEX
                                                                SERIES                    SERIES                     SERIES
                                                      ------------------------  ------------------------  --------------------------
                                                        For the                   For the                   For the
                                                       six months    For the     six months    For the     six months    For the
                                                         ended         year         ended        year        ended         year
                                                        02/29/00      ended      02/29/00       ended       02/29/00       ended
                                                      (Unaudited)    08/31/99   (Unaudited)    08/31/99   (Unaudited)    08/31/99
                                                      -----------  -----------  -----------  -----------  ------------ ------------
OPERATIONS:
  Net investment income/(loss) ...................... $      (698) $    64,571  $  (362,760 $    343,192  $   (439,628)$    464,079
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...........   1,163,626    1,384,936    7,523,579    3,579,987    17,206,711    9,046,609
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ...   1,553,877    2,309,528    9,582,957    5,565,223    20,067,098   (4,137,292)
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  Net increase/(decrease) in net assets resulting
    from operations .................................   2,716,805    3,759,035   16,743,776    9,488,402    36,834,181    5,373,396
                                                      -----------  -----------  ----------- ------------  ------------ ------------
DISTRIBUTIONS:
  Net investment income .............................      (2,520)     (64,571)          --     (343,192)           --     (464,079)
  In excess of net investment income ................          --       (6,549)          --      (70,988)           --      (47,802)
  Net realized gains ................................          --     (385,919)  (1,697,366)    (157,628)           --   (1,463,921)
  In excess of net realized gains ...................          --           --           --           --            --     (380,445)
  Return of capital .................................          --           --           --     (271,980)           --      (37,182)
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  Net decrease in net assets from distributions .....      (2,520)    (457,039)  (1,697,366)    (843,788)           --   (2,393,429)
                                                      -----------  -----------  ----------- ------------  ------------ ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..................   1,648,367    7,126,953   10,414,622   34,466,929    70,473,264   50,334,147
  Cost of shares redeemed ...........................          --   (8,107,562)  (9,571,623) (11,147,991)  (26,805,867) (24,602,755)
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  Net increase/(decrease) in net assets derived from
    capital share transactions ......................   1,648,367     (980,609)     842,999   23,318,938    43,667,397   25,731,392
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  Total increase/(decrease) in net assets ...........   4,362,652    2,321,387   15,889,409   31,963,552    80,501,578   28,711,359
NET ASSETS:
  Beginning of period ...............................   9,252,947    6,931,560   77,885,234   45,921,682   101,645,234   72,933,875
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  End of period ..................................... $13,615,599  $ 9,252,947  $93,774,643 $ 77,885,234  $182,146,812 $101,645,234
                                                      ===========  ===========  =========== ============  ============ ============
Capital Share Transactions:
  Shares sold .......................................     100,000      600,000      400,000    1,600,000     3,000,000    2,400,000
  Shares redeemed ...................................          --     (600,000)    (400,000)    (600,000)   (1,200,000)  (1,200,000)
                                                      -----------  -----------  ----------- ------------  ------------ ------------
  Net increase/(decrease) in shares .................     100,000           --           --    1,000,000     1,800,000    1,200,000
                                                      ===========  ===========  =========== ============  ============ ============

                                                                  HONG KONG                        ITALY
                                                                    WEBS                           WEBS
                                                                   INDEX                         INDEX
                                                                  SERIES                         SERIES
                                                         -------------------------   ----------------------------
                                                          For the                       For the
                                                         six months      For the      six months        For the
                                                            ended         year           ended           year
                                                          02/29/00        ended        02/29/00          ended
                                                         (Unaudited)    08/31/99      (Unaudited)      08/31/99
                                                         ----------   ------------   ------------    ------------
OPERATIONS:
  Net investment income/(loss) ......................   $   773,973   $  2,076,168   $    (54,271)   $    484,969
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...........     1,737,731     (4,283,573)     3,875,031      12,220,165
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ...     8,248,067     45,476,872      8,419,369     (9,880,532)
                                                        -----------   ------------   ------------    ------------
  Net increase/(decrease) in net assets resulting
    from operations .................................    10,759,771     43,269,467     12,240,129       2,824,602
                                                        -----------   ------------   ------------    ------------
DISTRIBUTIONS:
  Net investment income .............................      (838,444)    (2,076,168)            --        (179,682)
  In excess of net investment income ................            --       (331,861)            --              --
  Net realized gains ................................            --             --             --      (6,161,860)
  In excess of net realized gains ...................            --             --             --              --
  Return of capital .................................            --             --             --        (689,335)
                                                        -----------   ------------   ------------    ------------
  Net decrease in net assets from distributions .....      (838,444)    (2,408,029)            --      (7,030,877)
                                                        -----------   ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..................     1,945,598      4,990,436             --      18,459,343
  Cost of shares redeemed ...........................    (1,688,686)   (18,624,427)    (6,293,738)    (14,397,461)
                                                        -----------   ------------   ------------    ------------
  Net increase/(decrease) in net assets derived from
    capital share transactions ......................       256,912    (13,633,991)    (6,293,738)      4,061,882
                                                        -----------   ------------   ------------    ------------
  Total increase/(decrease) in net assets ...........    10,178,239     27,227,447     5,946,391         (144,393)
NET ASSETS:
  Beginning of period ...............................    77,200,317     49,972,870    58,223,846       58,368,239
                                                        -----------   ------------   ------------    ------------
  End of period .....................................   $87,378,556   $ 77,200,317   $64,170,237     $ 58,223,846
                                                        ===========   ============   ============    ============
Capital Share Transactions:
  Shares sold .......................................       150,000        525,000            --          750,000
  Shares redeemed ...................................      (150,000)    (1,800,000)     (300,000)        (600,000)
                                                        -----------   ------------   ------------    ------------
  Net increase/(decrease) in shares .................            --     (1,275,000)     (300,000)         150,000
                                                        ===========   ============   ============    ============


                 See accompanying notes to financial statements.

                                     48 & 49

STATEMENTS OF CHANGES IN NET ASSETS (concluded)            WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------

                                                                  JAPAN                    MALAYSIA (FREE)
                                                                   WEBS                         WEBS
                                                                   INDEX                        INDEX
                                                                  SERIES                        SERIES
                                                       ----------------------------  --------------------------
                                                         For the                        For the
                                                        six months        For the     six months      For the
                                                          ended            year          ended         year
                                                         02/29/00         ended        02/29/00        ended
                                                        (Unaudited)      08/31/99     (Unaudited)     08/31/99
                                                       ------------    ------------  ------------   -----------
OPERATIONS:
  Net investment income/(loss) ......................  $ (1,623,435)   $ (1,115,084) $    519,159   $   214,370
  Net realized gain/(loss) on
    investments and foreign
    currency related transactions ...................    31,916,950     (18,671,535)        9,660   (12,836,244)
  Net change in unrealized
    appreciation/(depreciation)
    on investments and translation
    of other assets and liabilities
    denominated in foreign
    currencies ......................................    76,168,042     178,555,572    31,588,275    75,448,531
                                                       ------------    ------------  ------------   -----------
  Net increase/(decrease)
    in net assets resulting from
    operations ......................................   106,461,557     158,768,953    32,117,094    62,826,657
                                                       ------------    ------------  ------------   -----------
DISTRIBUTIONS:
  Net investment income .............................            --              --            --      (116,388)
  In excess of net investment income ................            --      (2,424,032)           --            --
  Net realized gains ................................    (6,510,350)             --            --            --
  In excess of net realized gains ...................            --              --            --            --
  Return of capital .................................            --        (265,218)           --    (3,326,074)
                                                       ------------    ------------  ------------   -----------
  Net decrease in net assets from
    distributions ...................................    (6,510,350)     (2,689,250)           --    (3,442,462)
                                                       ------------    ------------  ------------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of shares ..................   114,600,504     383,655,690            --            --
  Cost of shares redeemed ...........................   (44,118,968)    (27,567,601)           --            --
                                                       ------------    ------------  ------------   -----------
  Net increase/(decrease) in net
    assets derived from capital
    share transactions ..............................    70,481,536     356,088,089            --            --
                                                       ------------    ------------  ------------   -----------
  Total increase/(decrease) in
    net assets ......................................   170,432,743     512,167,792    32,117,094    59,384,195

NET ASSETS:
  Beginning of period ...............................   713,653,070     201,485,278    95,250,898    35,866,703
                                                       ------------    ------------  ------------   -----------
  End of period .....................................  $884,085,813    $713,653,070  $127,367,992   $95,250,898
                                                       ============    ============  ============   ===========
  Capital Share Transactions:
    Shares sold .....................................     7,800,000      33,000,000            --            --
    Shares redeemed .................................    (3,000,000)     (3,000,000)           --            --
                                                       ------------    ------------  ------------   -----------
  Net increase/(decrease) in shares .................     4,800,000      30,000,000            --            --
                                                       ============    ============  ============   ===========


                                                              MEXICO (FREE)                NETHERLANDS
                                                                  WEBS                        WEBS
                                                                 INDEX                       INDEX
                                                                 SERIES                      SERIES
                                                       -------------------------   -------------------------
                                                         For the                     For the
                                                        six months     For the      six months     For the
                                                          ended         year          ended          year
                                                        02/29/00        ended        02/29/00       ended
                                                        (Unaudited)    08/31/99    (Unaudited)     08/31/99
                                                       -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income/(loss) ......................  $   (59,753)  $    75,680   $  (104,122)   $  555,367
  Net realized gain/(loss) on
    investments and foreign
    currency related transactions ...................    1,215,360      (288,007)     (140,586)    2,580,324
  Net change in unrealized
    appreciation/(depreciation)
    on investments and translation
    of other assets and liabilities
    denominated in foreign
    currencies ......................................    5,725,401     5,395,343        10,468      (767,104)
                                                       -----------   -----------   -----------   -----------
  Net increase/(decrease)
    in net assets resulting from
    operations ......................................    6,881,008     5,183,016      (234,240)    2,368,587
                                                       -----------   -----------   -----------   -----------
DISTRIBUTIONS:
  Net investment income .............................           --       (75,680)           --      (555,367)
  In excess of net investment income ................           --       (21,243)           --       (17,097)
  Net realized gains ................................           --            --            --    (1,779,092)
  In excess of net realized gains ...................           --        (8,020)           --      (319,338)
  Return of capital .................................           --       (89,641)           --      (111,506)
                                                       -----------   -----------   -----------   -----------
  Net decrease in net assets from
    distributions ...................................           --      (194,584)           --    (2,782,400)
                                                       -----------   -----------   -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of shares ..................           --    11,363,778            --    13,324,865
  Cost of shares redeemed ...........................   (1,309,195)   (2,218,426)   (8,159,114)   (3,575,197)
                                                       -----------   -----------   -----------   -----------
  Net increase/(decrease) in net
    assets derived from capital
    share transactions ..............................   (1,309,195)    9,145,352    (8,159,114)    9,749,668
                                                       -----------   -----------   -----------   -----------
  Total increase/(decrease) in
    net assets ......................................    5,571,813    14,133,784    (8,393,354)    9,335,855

NET ASSETS:
  Beginning of period ...............................   21,429,620     7,295,836    31,685,158    22,349,303
                                                       -----------   -----------   -----------   -----------
  End of period .....................................  $27,001,433   $21,429,620   $23,291,804   $31,685,158
                                                       ===========   ===========   ===========   ===========
  Capital Share Transactions:
    Shares sold .....................................           --       900,000            --       550,000
    Shares redeemed .................................     (100,000)     (200,000)     (350,000)     (150,000)
                                                       -----------   -----------   -----------   -----------
  Net increase/(decrease) in shares .................     (100,000)      700,000      (350,000)      400,000
                                                       ===========   ===========   ===========   ===========

                                                            SINGAPORE (FREE)                   SPAIN
                                                                   WEBS                         WEBS
                                                                  INDEX                        INDEX
                                                                 SERIES                       SERIES
                                                       ---------------------------   -------------------------
                                                          For the                      For the
                                                        six months      For the      six months      For the
                                                           ended         year           ended         year
                                                         02/29/00        ended        02/29/00        ended
                                                        (Unaudited)    08/31/99      (Unaudited)     08/31/99
                                                       ------------   ------------   -----------   -----------
OPERATIONS:
  Net investment income/(loss) ......................  $    894,958   $    718,400   $   114,733   $   106,851
  Net realized gain/(loss) on
    investments and foreign
    currency related transactions ...................    11,580,893      5,548,829     1,630,194     2,903,295
  Net change in unrealized
    appreciation/(depreciation)
    on investments and translation
    of other assets and liabilities
    denominated in foreign
    currencies ......................................   (18,535,628)    62,353,180     1,842,991      (665,542)
                                                       ------------   ------------   -----------   -----------
  Net increase/(decrease)
    in net assets resulting from
    operations ......................................    (6,059,777)    68,620,409     3,587,918     2,344,604
                                                       ------------   ------------   -----------   -----------
DISTRIBUTIONS:
  Net investment income .............................    (1,316,943)      (718,400)           --      (106,851)
  In excess of net investment income ................            --       (901,448)           --       (25,193)
  Net realized gains ................................            --             --            --    (1,779,176)
  In excess of net realized gains ...................            --             --            --            --
  Return of capital .................................            --       (151,866)           --       (52,032)
                                                       ------------   ------------   -----------   -----------
  Net decrease in net assets from
    distributions ...................................    (1,316,943)    (1,771,714)           --    (1,963,252)
                                                       ------------   ------------   -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of shares ..................     1,597,919     25,731,770     2,085,929    15,098,787
  Cost of shares redeemed ...........................    (6,378,692)   (26,391,185)           --    (4,040,953)
                                                       ------------   ------------   -----------   -----------
  Net increase/(decrease) in net
    assets derived from capital
    share transactions ..............................    (4,780,773)      (659,415)    2,085,929    11,057,834
                                                       ------------   ------------   -----------   -----------
  Total increase/(decrease) in
    net assets ......................................   (12,157,493)    66,189,280     5,673,847    11,439,186

NET ASSETS:
  Beginning of period ...............................   113,437,398     47,248,118    36,468,540    25,029,354
                                                       ------------   ------------   -----------   -----------
  End of period .....................................  $101,279,905   $113,437,398   $42,142,387   $36,468,540
                                                       ============   ============   ===========   ===========
  Capital Share Transactions:
    Shares sold .....................................       200,000      3,800,000        75,000       525,000
    Shares redeemed .................................      (800,000)    (3,800,000)           --      (150,000)
                                                       ------------   ------------   -----------   -----------
  Net increase/(decrease) in shares .................      (600,000)            --        75,000       375,000
                                                       ============   ============   ===========   ===========


                                                       SWEDEN                    SWITZERLAND                 UNITED KINGDOM
                                                         WEBS                       WEBS                         WEBS
                                                        INDEX                       INDEX                        INDEX
                                                       SERIES                      SERIES                       SERIES
                                              -------------------------   -------------------------   ---------------------------
                                                For the                     For the                     For the
                                               six months     For the      six months    For the       six months      For the
                                                 ended        year           ended       year            ended         year
                                                02/29/00       ended        02/29/00      ended          02/29/00        ended
                                              (Unaudited)     08/31/99    (Unaudited)  08/31/99        (Unaudited)    08/31/99
                                              -----------   -----------   -----------   -----------   ------------   ------------
OPERATIONS:
  Net investment income/(loss) .............. $  (120,266)  $    79,147   $  (199,524)  $    84,982   $    478,119   $  1,966,524
  Net realized gain/(loss) on
    investments and foreign
    currency related transactions ...........   6,515,510       554,296       729,518     1,006,580      7,808,191      6,660,234
  Net change in unrealized
    appreciation/(depreciation)
    on investments and translation
    of other assets and liabilities
    denominated in foreign
    currencies ..............................   4,289,516     3,068,134    (3,892,926)   (1,316,317)   (14,912,794)     1,407,869
                                              -----------   -----------   -----------   -----------   ------------   ------------
  Net increase/(decrease)
    in net assets resulting from
    operations ..............................  10,684,760     3,701,577    (3,362,932)     (224,755)    (6,626,484)    10,034,627
                                              -----------   -----------   -----------   -----------   ------------   ------------
DISTRIBUTIONS:
  Net investment income .....................          --       (79,147)           --       (84,982)            --     (1,966,524)
  In excess of net investment income ........          --        (9,823)           --       (90,051)            --        (30,855)
  Net realized gains ........................    (833,363)     (549,798)           --      (415,196)    (2,299,516)    (3,268,152)
  In excess of net realized gains ...........          --       (11,025)           --      (360,924)            --       (100,408)
  Return of capital .........................          --       (11,369)           --       (27,488)            --       (479,427)
                                              -----------   -----------   -----------   -----------   ------------   ------------
  Net decrease in net assets from
    distributions ...........................    (833,363)     (661,162)           --      (978,641)    (2,299,516)    (5,845,366)
                                              -----------   -----------   -----------   -----------   ------------   ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of shares ..........   4,952,916     3,202,043     7,882,452    18,201,550     28,003,565     57,840,429
  Cost of shares redeemed ...................  (6,254,326)           --    (5,792,803)   (7,661,744)   (16,319,883)   (11,473,166)
                                              -----------   -----------   -----------   -----------   ------------   ------------
  Net increase/(decrease) in net
    assets derived from capital
    share transactions ......................  (1,301,410)    3,202,043     2,089,649    10,539,806     11,683,682     46,367,263
                                              -----------   -----------   -----------   -----------   ------------   ------------
  Total increase/(decrease) in
    net assets ..............................   8,549,987     6,242,458    (1,273,283)    9,336,410      2,757,682     50,556,524

NET ASSETS:
  Beginning of period .......................  20,033,779    13,791,321    38,499,389    29,162,979    113,402,057     62,845,533
                                              -----------   -----------   -----------   -----------   ------------   ------------
  End of period ............................. $28,583,766   $20,033,779   $37,226,106   $38,499,389   $116,159,739   $113,402,057
                                              ===========   ===========   ===========   ===========   ============   ============
  Capital Share Transactions:
    Shares sold .............................     150,000       150,000       500,000     1,125,000      1,400,000      2,800,000
    Shares redeemed .........................    (225,000)           --      (375,000)     (500,000)      (800,000)      (600,000)
                                              -----------   -----------   -----------   -----------   ------------   ------------
  Net increase/(decrease) in shares .........     (75,000)      150,000       125,000       625,000        600,000      2,200,000
                                              ===========   ===========   ===========   ===========   ============   ============



                 See accompanying notes to financial statements.

                                     50 & 51

FINANCIAL HIGHLIGHTS                                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                                    AUSTRALIA
                                                                                                      WEBS
                                                                                                      INDEX
                                                                                                     SERIES
                                                                              -----------------------------------------------------
                                                                                For the
                                                                              six months    For the   For the   For the    For the
                                                                                 ended       year      year      year      period
                                                                               02/29/00      ended     ended     ended   03/12/96*-
                                                                              (Unaudited)  08/31/99  08/31/98  08/31/97   08/31/96
                                                                              -----------  --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $  9.99    $  7.75   $ 10.35   $ 10.15   $  9.95(1)
                                                                                -------    -------   -------   -------   -------
  Net investment income/(loss) (DAGGER) ......................................     0.14       0.20      0.23      0.17      0.10
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................       --       2.29     (2.60)     0.47      0.29
                                                                                -------    -------   -------   -------   -------
      Net increase/(decrease) in net assets resulting from operations ........     0.14       2.49     (2.37)     0.64      0.39
                                                                                -------    -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................    (0.02)     (0.19)    (0.23)    (0.16)    (0.08)
  Dividends in excess of net investment income ...............................       --       0.00**    0.00**   (0.04)    (0.05)
  Distributions from net realized gains ......................................       --         --        --     (0.04)    (0.02)
  Distributions in excess of net realized gains ..............................       --         --        --        --        --
  Return of capital ..........................................................       --      (0.06)       --     (0.20)    (0.04)
                                                                                -------    -------   -------   -------   -------
      Total dividends and distributions ......................................    (0.02)     (0.25)    (0.23)    (0.44)    (0.19)
                                                                                -------    -------   -------   -------   -------
  Net asset value, end of period .............................................  $ 10.11    $  9.99   $  7.75   $ 10.35   $ 10.15
                                                                                =======    =======   =======   =======   =======
TOTAL INVESTMENT RETURN (2) ..................................................     1.36%     32.09%   (23.11)%    6.23%     3.88%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $58,652    $53,957   $34,099   $41,406   $12,177
  Ratios of expenses to average net assets (5) ...............................     0.96%(3)   1.00%     1.05%     1.33%     1.59%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........     2.70%(3)   2.03%     2.38%     1.57%     2.18%(3)
  Portfolio turnover rate (6) ................................................    16.17%     13.83%     1.49%     5.30%     8.84%(4)


*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................       --         --        --      1.33%     1.60%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................       --         --        --      1.57%     2.17%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                         AUSTRIA
                                                                                                          WEBS
                                                                                                          INDEX
                                                                                                         SERIES
                                                                              ------------------------------------------------------
                                                                               For the
                                                                             six months    For the   For the   For the    For the
                                                                                ended       year      year      year      period
                                                                              02/29/00      ended     ended     ended   03/12/96*-
                                                                             (Unaudited)  08/31/99  08/31/98  08/31/97   08/31/96
                                                                             -----------  --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $  9.13    $ 10.11   $10.51    $10.40   $ 10.91(1)
                                                                                -------    -------   ------    ------   -------
  Net investment income/(loss) (DAGGER) ......................................    (0.05)      0.10     0.06     (0.02)     0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................    (1.44)     (0.98)    0.20      0.13     (0.41)
                                                                                -------    -------   ------    ------   -------
      Net increase/(decrease) in net assets resulting from operations ........    (1.49)     (0.88)    0.26      0.11     (0.37)
                                                                                -------    -------   ------    ------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................       --      (0.07)   (0.04)       --     (0.02)
  Dividends in excess of net investment income ...............................       --      (0.01)   (0.01)       --     (0.01)
  Distributions from net realized gains ......................................       --         --    (0.61)       --     (0.03)
  Distributions in excess of net realized gains ..............................       --         --     0.00**      --        --
  Return of capital ..........................................................       --      (0.02)    0.00**      --     (0.08)
                                                                                -------    -------   ------    ------   -------
      Total dividends and distributions ......................................       --      (0.10)   (0.66)       --     (0.14)
                                                                                -------    -------   ------    ------   -------
  Net asset value, end of period .............................................  $  7.64    $  9.13   $10.11    $10.51   $ 10.40
                                                                                =======    =======   ======    ======   =======
TOTAL INVESTMENT RETURN (2) ..................................................   (16.32)%    (8.69)%   2.16%     1.06%    (3.39)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $ 9,171    $12,776   $8,085    $4,205   $13,520
  Ratios of expenses to average net assets (5) ...............................     1.21%(3)   1.31%    1.41%     1.68%     1.56%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........    (1.06)%(3)  1.04%    0.51%    (0.22)%    0.87%(3)
  Portfolio turnover rate (6) ................................................    18.12%     49.95%   36.14%    28.47%     9.60%(4)


*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................       --         --       --      1.69%     1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................       --         --       --     (0.22)%    0.86%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                            BELGIUM
                                                                                                             WEBS
                                                                                                             INDEX
                                                                                                            SERIES
                                                                              -----------------------------------------------------
                                                                               For the
                                                                              six months    For the   For the   For the    For the
                                                                                 ended       year      year      year      period
                                                                               02/29/00      ended     ended     ended   03/12/96*-
                                                                              (Unaudited)  08/31/99  08/31/98  08/31/97   08/31/96
                                                                              -----------  --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................................... $ 16.07     $ 18.40    $ 15.64   $ 14.99   $14.92(1)
                                                                               -------     -------    -------   -------   ------
  Net investment income/(loss) (DAGGER) ......................................   (0.08)       0.08       0.24      0.77     0.40
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................   (3.48)      (0.30)      6.09      0.62     0.36
                                                                               -------     -------    -------   -------   ------
      Net increase/(decrease) in net assets resulting from operations ........   (3.56)      (0.22)      6.33      1.39     0.76
                                                                               -------     -------    -------   -------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................      --          --      (0.27)    (0.33)   (0.54)
  Dividends in excess of net investment income ...............................      --       (0.01)     (1.21)    (0.28)   (0.09)
  Distributions from net realized gains ......................................      --       (1.19)     (1.99)    (0.12)   (0.06)
  Distributions in excess of net realized gains ..............................      --          --         --        --       --
  Return of capital ..........................................................      --       (0.91)     (0.10)    (0.01)      --
                                                                               -------     -------    -------   -------   ------
      Total dividends and distributions ......................................      --       (2.11)     (3.57)    (0.74)   (0.69)
                                                                               -------     -------    -------   -------   ------
  Net asset value, end of period ............................................. $ 12.51     $ 16.07    $ 18.40   $ 15.64   $14.99
                                                                               =======     =======    =======   =======   ======
TOTAL INVESTMENT RETURN (2) ..................................................  (22.15)%     (1.00)%    39.42%     9.26%    5.01%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................................... $10,510     $13,496    $25,765   $32,528   $1,800
  Ratios of expenses to average net assets (5) ...............................    1.29%(3)    1.24%      1.04%     1.24%    2.29%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........   (1.11)%(3)   0.45%      1.28%     4.63%    5.67%(3)
  Portfolio turnover rate (6) ................................................   48.20%      62.99%     50.46%    16.83%    6.25%(4)



*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................      --          --         --      1.24%    2.30%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................      --          --         --      4.63%    5.66%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

                                     52 & 53

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                                     CANADA
                                                                                                      WEBS
                                                                                                      INDEX
                                                                                                     SERIES
                                                                              -------------------------------------------------
                                                                                For the
                                                                              six months   For the  For the For the    For the
                                                                                 ended      year     year    year      period
                                                                               02/29/00     ended    ended   ended   03/12/96*-
                                                                              (Unaudited) 08/31/99 08/31/98 08/31/97   08/31/96
                                                                              ----------- -------- -------- -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $ 13.22    $ 9.90   $ 13.43  $ 10.60  $ 10.17(1)
                                                                                -------    ------   -------  -------  -------
  Net investment income/(loss) ((DAGGER)) ....................................    (0.01)     0.07      0.07     0.05     0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................     3.82      3.87     (2.89)    2.97     0.43
                                                                                -------    ------   -------  -------  -------
      Net increase/(decrease) in net assets resulting from operations ........     3.81      3.94     (2.82)    3.02     0.47
                                                                                -------    ------   -------  -------  -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................    (0.01)    (0.08)    (0.13)   (0.05)   (0.03)
  Dividends in excess of net investment income ...............................       --     (0.01)     0.00**   0.00**  (0.01)
  Distributions from net realized gains ......................................       --     (0.53)    (0.58)   (0.14)      --
  Distributions in excess of net realized gains ..............................       --        --        --       --     0.00**
  Return of capital ..........................................................       --        --        --       --     0.00**
                                                                                -------    ------   -------  -------  -------
      Total dividends and distributions ......................................    (0.01)    (0.62)    (0.71)   (0.19)   (0.04)
                                                                                -------    ------   -------  -------  -------
  Net asset value, end of period .............................................  $ 17.02    $13.22   $  9.90  $ 13.43  $ 10.60
                                                                                =======    ======   =======  =======  =======
TOTAL INVESTMENT RETURN (2) ..................................................    28.77%    39.71%   (21.69)%  28.50%    4.63%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $13,616    $9,253   $ 6,932  $24,168  $13,776
  Ratios of expenses to average net assets (5) ...............................     1.34%(3)  1.23%     1.14%    1.35%    1.44%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........    (0.01)%(3) 0.53%     0.46%    0.39%    0.79%(3)
  Portfolio turnover rate (6) ................................................    35.96%    11.66%     3.70%   11.02%    0.00%(4)

*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................       --        --        --     1.36%    1.45%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................       --        --        --     0.39%    0.78%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                     FRANCE
                                                                                                      WEBS
                                                                                                      INDEX
                                                                                                     SERIES
                                                                              ----------------------------------------------------
                                                                                For the
                                                                               six months For the   For the   For the    For the
                                                                                 ended      year      year      year      period
                                                                                02/29/00    ended     ended     ended   03/12/96*-
                                                                              (Unaudited) 08/31/99  08/31/98  08/31/97   08/31/96
                                                                              ----------- --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $ 22.90    $ 19.13   $ 14.50   $ 12.73   $ 12.42(1)
                                                                                -------    -------   -------   -------   -------
  Net investment income/(loss) ((DAGGER)) ....................................    (0.11)      0.14      0.30      0.17      0.17
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................     5.35       3.88      4.76      1.95      0.45
                                                                                -------    -------   -------   -------   -------
      Net increase/(decrease) in net assets resulting from operations ........     5.24       4.02      5.06      2.12      0.62
                                                                                -------    -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................       --      (0.10)    (0.19)    (0.15)    (0.09)
  Dividends in excess of net investment income ...............................       --      (0.02)    (0.03)       --     (0.01)
  Distributions from net realized gains ......................................    (0.57)     (0.05)    (0.13)    (0.20)     0.00**
  Distributions in excess of net realized gains ..............................       --         --     (0.01)      --         --
  Return of capital ..........................................................       --      (0.08)    (0.07)      --      (0.21)
                                                                                -------    -------   -------   -------   -------
      Total dividends and distributions ......................................    (0.57)     (0.25)    (0.43)    (0.35)    (0.31)
                                                                                -------    -------   -------   -------   -------
  Net asset value, end of period .............................................  $ 27.57    $ 22.90   $ 19.13   $ 14.50   $ 12.73
                                                                                =======    =======   =======   =======   =======
TOTAL INVESTMENT RETURN (2) ..................................................    23.07%     21.01%    34.77%    16.60%     4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $93,775    $77,885   $45,922   $14,519   $22,930
  Ratios of expenses to average net assets (5) ...............................     0.97%(3)   1.06%     1.18%     1.52%     1.84%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........    (0.90)%(3)  0.67%     1.58%     1.17%     2.72%(3)
  Portfolio turnover rate (6) ................................................    15.35%      0.00%     5.65%     7.13%     0.00%(4)

*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................       --         --        --      1.52%     1.85%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................       --         --        --      1.17%     2.71%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       GERMANY
                                                                                                        WEBS
                                                                                                        INDEX
                                                                                                       SERIES
                                                                              ------------------------------------------------------
                                                                                 For the
                                                                              six months     For the   For the   For the   For the
                                                                                ended         year      year      year     period
                                                                               02/29/00       ended     ended     ended  03/12/96*-
                                                                              (Unaudited)   08/31/99  08/31/98  08/31/97  08/31/96
                                                                              -----------   --------  --------  -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $  21.17    $  20.25   $ 16.31  $ 13.64  $ 13.23(1)
                                                                                --------    --------   -------  -------  -------
  Net investment income/(loss) ((DAGGER)) ....................................     (0.08)       0.12      0.29     0.03     0.06
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................      6.50        1.31      3.92     2.77     0.47
                                                                                --------    --------   -------  -------  -------
      Net increase/(decrease) in net assets resulting from operations ........      6.42        1.43      4.21     2.80     0.53
                                                                                --------    --------   -------  -------  -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................        --       (0.10)    (0.17)   (0.03)   (0.03)
  Dividends in excess of net investment income ...............................        --       (0.01)    (0.01)   (0.01)   (0.01)
  Distributions from net realized gains ......................................        --       (0.31)    (0.01)   (0.07)      --
  Distributions in excess of net realized gains ..............................        --       (0.08)     0.00**     --    (0.01)
  Return of capital ..........................................................        --       (0.01)    (0.08)   (0.02)   (0.07)
                                                                                --------    --------   -------  -------  -------
      Total dividends and distributions ......................................        --       (0.51)    (0.27)   (0.13)   (0.12)
                                                                                --------    --------   -------  -------  -------
  Net asset value, end of period .............................................  $  27.59    $  21.17   $ 20.25  $ 16.31  $ 13.64
                                                                                ========    ========   =======  =======  =======
TOTAL INVESTMENT RETURN (2) ..................................................     30.33%       7.04%    25.69%   20.51%    4.00%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $182,147    $101,645   $72,934  $24,486  $28,664
  Ratios of expenses to average net assets (5) ...............................      0.95%(3)    1.00%     1.08%    1.37%    1.68%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........     (0.64)%(3)   0.57%     1.43%    0.23%    1.00%(3)
  Portfolio turnover rate (6) ................................................     41.59%      13.67%     0.64%    9.04%    0.00%(4)

*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................        --          --        --     1.37%    1.69%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................        --          --        --     0.22%    0.99%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                     54 & 55

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                   HONG KONG
                                                                                                     WEBS
                                                                                                     INDEX
                                                                                                    SERIES
                                                                              -------------------------------------------------
                                                                                For the
                                                                              six months   For the For the  For the   For the
                                                                                 ended      year     year     year     period
                                                                               02/29/00     ended   ended    ended   03/12/96*-
                                                                              (Unaudited) 08/31/99 08/31/98 08/31/97  08/31/96
                                                                              ----------- -------- -------- -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................................... $ 11.83    $  6.41  $ 14.73  $ 13.05   $12.83(1)
                                                                               -------    -------  -------  -------   ------
  Net investment income/(loss) ((DAGGER)) ....................................    0.12       0.29     0.35     0.26     0.15
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................    1.57       5.49    (8.27)    2.12     0.27
                                                                               -------    -------  -------  -------   ------
      Net increase/(decrease) in net assets resulting from operations ........    1.69       5.78    (7.92)    2.38     0.42
                                                                               -------    -------  -------  -------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................   (0.13)     (0.31)   (0.28)   (0.21)   (0.13)
  Dividends in excess of net investment income ...............................      --      (0.05)    0.00**  (0.01)   (0.02)
  Distributions from net realized gains ......................................      --         --       --    (0.34)   (0.01)
  Distributions in excess of net realized gains ..............................      --         --       --     0.00**     --
  Return of capital ..........................................................      --         --    (0.12)   (0.14)   (0.04)
                                                                                ------    -------  -------  -------   ------
      Total dividends and distributions ......................................   (0.13)     (0.36)   (0.40)   (0.70)   (0.20)
                                                                                ------    -------  -------  -------   ------
  Net asset value, end of period ............................................. $ 13.39    $ 11.83  $  6.41  $ 14.73   $13.05
                                                                               =======    =======  =======  =======   ======
TOTAL INVESTMENT RETURN (2) ..................................................   14.26%     90.51%  (54.22)%  17.80%    3.22%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................................... $87,379    $77,200  $49,973  $25,417   $7,845
  Ratios of expenses to average net assets (5) ...............................    0.96%(3)   1.01%    1.09%    1.43%    1.52%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........    1.90%(3)   2.84%    3.76%    1.71%    2.37%(3)
  Portfolio turnover rate (6) ................................................    3.76%     42.89%   21.50%   22.90%    0.00%(4)

*    Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................      --         --       --     1.43%    1.53%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................      --         --       --     1.71%    2.36%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                                                                                                     ITALY
                                                                                                      WEBS
                                                                                                     INDEX
                                                                                                    SERIES
                                                                              -------------------------------------------------
                                                                               For the
                                                                              six months   For the  For the  For the  For the
                                                                                 ended      year     year     year    period
                                                                               02/29/00     ended    ended    ended  03/12/96*-
                                                                              (Unaudited) 08/31/99 08/31/98 08/31/97 08/31/96
                                                                              ----------- -------- -------- -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................................... $ 21.56    $ 22.89  $ 16.66  $ 13.79  $ 13.62(1)
                                                                               -------    -------  -------  -------  -------
  Net investment income/(loss) ((DAGGER)) ....................................   (0.02)      0.17     0.18     0.12     0.25
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies ........................................    5.20       1.05     7.94     3.10     0.31
                                                                               -------    -------  -------  -------  -------
      Net increase/(decrease) in net assets resulting from operations ........    5.18       1.22     8.12     3.22     0.56
                                                                               -------    -------  -------  -------  -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................      --      (0.06)   (0.18)   (0.11)   (0.14)
  Dividends in excess of net investment income ...............................      --         --    (1.02)   (0.24)   (0.03)
  Distributions from net realized gains ......................................      --      (2.24)   (0.69)      --    (0.14)
  Distributions in excess of net realized gains ..............................      --         --       --       --       --
  Return of capital ..........................................................      --      (0.25)      --       --    (0.08)
                                                                               -------    -------  -------  -------  -------
      Total dividends and distributions ......................................      --      (2.55)   (1.89)   (0.35)   (0.39)
                                                                               -------    -------  -------  -------  -------
  Net asset value, end of period ............................................. $ 26.74    $ 21.56  $ 22.89  $ 16.66  $ 13.79
                                                                               =======    =======  =======  =======  =======
TOTAL INVESTMENT RETURN (2) ..................................................   24.03%      5.14%   47.66%   23.37%    4.11%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................................... $64,170    $58,224  $58,368  $32,495  $35,170
  Ratios of expenses to average net assets (5) ...............................    1.06%(3)   1.03%    1.02%    1.33%    1.43%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........   (0.19)%(3)  0.70%    0.76%    0.76%    3.69%(3)
  Portfolio turnover rate (6) ................................................   32.26%      7.89%    8.16%   13.70%   19.80%(4)

*  Commencement of operations.
** Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5)Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ................      --         --       --     1.33%    1.44%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................................      --         --       --     0.76%    3.68%(3)
(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                       JAPAN
                                                                                                        WEBS
                                                                                                       INDEX
                                                                                                      SERIES
                                                                         ------------------------------------------------------
                                                                          For the
                                                                         six months    For the  For the  For the       For the
                                                                           ended         year    year     year         period
                                                                          02/29/00      ended    ended   ended       03/12/96*-
                                                                         (Unaudited)  08/31/99 08/31/98 08/31/97       08/31/96
                                                                         -----------  -------- -------- --------      ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................................. $  13.22     $   8.39  $  12.61   $  14.33   $  14.79(1)
                                                                         --------     --------  --------   --------   --------
  Net investment income/(loss) ((DAGGER)) ..............................    (0.03)       (0.03)    (0.02)     (0.06)     (0.07)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of
    other assets and liabilities denominated in foreign currencies .....     1.96         4.91     (4.19)     (1.65)     (0.39)
                                                                         --------     --------  --------   --------   --------
      Net increase/(decrease) in net assets resulting from operations ..     1.93         4.88     (4.21)     (1.71)     (0.46)
                                                                         --------     --------  --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment income .................................       --           --        --         --         --
  Dividends in excess of net investment income .........................       --        (0.04)       --         --         --
  Distributions from net realized gains ................................    (0.11)          --      0.00**       --         --
  Distributions in excess of net realized gains ........................       --           --        --      (0.01)        --
  Return of capital ....................................................       --        (0.01)    (0.01)        --         --
                                                                         --------     --------  --------   --------   --------
      Total dividends and distributions ................................    (0.11)       (0.05)    (0.01)     (0.01)        --
                                                                         --------     --------  --------   --------   --------
  Net asset value, end of period ....................................... $  15.04     $  13.22    $ 8.39   $  12.61   $  14.33
                                                                         ========     ========    ======   ========   ========
TOTAL INVESTMENT RETURN (2) ............................................    14.59%       58.14%   (33.38)%   (11.97)%    (3.11)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................................. $884,086     $713,653  $201,485   $158,957   $103,164
  Ratios of expenses to average net assets (5) .........................     0.86%(3)     0.94%     1.04%      1.19%      1.37%(3)
  Ratios of net investment income/(loss) to average net assets (5) .....    (0.38)%(3)   (0.27)%   (0.21)%    (0.48)%    (1.01)%(3)
  Portfolio turnover rate (6) ..........................................    21.92%        0.00%     0.00%     12.90%     21.54%(4)

*  Commencement of operations.
** Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5)Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ..........       --           --        --       1.19%      1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ......................................       --           --        --      (0.48)%    (1.02)%(3)
(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



            See accompanying notes to financial statements.

                                56 & 57

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                                 MALAYSIA (FREE)
                                                                                                     WEBS
                                                                                                    INDEX
                                                                                                    SERIES
                                                                             ------------------------------------------------------
                                                                               For the
                                                                              six months   For the   For the   For the   For the
                                                                                ended       year      year      year     period
                                                                               02/29/00     ended     ended     ended  03/12/96*-
                                                                             (Unaudited)  08/31/99  08/31/98  08/31/97  08/31/96
                                                                             -----------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................................  $   5.59    $  2.11   $  8.23   $ 13.80    $13.24(1)
                                                                              --------    -------   -------   -------    ------
  Net investment income/(loss) ((DAGGER)) ..................................      0.03       0.01      0.06      0.01     (0.02)
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ......      1.86       3.67     (6.10)    (5.55)     0.59
                                                                              --------    -------   -------   -------    ------
      Net increase/(decrease) in net assets resulting from operations ......      1.89       3.68     (6.04)    (5.54)     0.57
                                                                              --------    -------   -------   -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................................        --      (0.01)    (0.05)     0.00**      --
  Dividends in excess of net investment income .............................        --         --        --     (0.01)       --
  Distributions from net realized gains ....................................        --         --        --        --        --
  Distributions in excess of net realized gains ............................        --         --        --        --        --
  Return of capital ........................................................        --      (0.19)    (0.03)    (0.02)    (0.01)
                                                                              --------    -------   -------   -------    ------
      Total dividends and distributions ....................................        --      (0.20)    (0.08)    (0.03)    (0.01)
                                                                              --------    -------   -------   -------    ------
    Net asset value, end of period .........................................  $   7.48    $  5.59   $  2.11   $  8.23    $13.80
                                                                              ========    =======   =======   =======    ======
TOTAL INVESTMENT RETURN (2) ................................................     33.81%    185.81%   (73.57)%  (40.20)%    4.28%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................................  $127,368    $95,251   $35,867   $12,339    $9,318
  Ratios of expenses to average net assets (5) .............................      0.95%(3)   1.43%     1.09%     1.46%     1.58%(3)
  Ratios of net investment income/(loss) to average net assets (5) .........      1.03%(3)   0.33%     1.40%     0.04%    (0.35)%(3)
  Portfolio turnover rate (6) ..............................................      0.00%      7.24%     2.11%     0.00%     0.00%(4)


*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ..............        --         --        --      1.47%     1.59%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ..........................................        --         --        --      0.04%    (0.36)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                  MEXICO (FREE)
                                                                                                     WEBS
                                                                                                    INDEX
                                                                                                    SERIES
                                                                             -----------------------------------------------------
                                                                              For the
                                                                             six months   For the    For the   For the   For the
                                                                               ended        year      year      year     period
                                                                              02/29/00     ended     ended     ended    03/12/96*-
                                                                             Unaudited)   08/31/99  08/31/98  08/31/97  08/31/96
                                                                             ----------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................................  $ 13.39     $  8.11    $ 15.11   $ 11.52    $ 9.95(1)
                                                                              -------     -------    -------   -------    ------
  Net investment income/(loss) ((DAGGER)) ..................................    (0.04)       0.06       0.09      0.02      0.00**
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ......     4.65        5.36      (6.71)     4.07      1.59
                                                                              -------     -------    -------   -------    ------
      Net increase/(decrease) in net assets resulting from operations ......     4.61        5.42      (6.62)     4.09      1.59
                                                                              -------     -------    -------   -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................................       --       (0.06)     (0.09)    (0.01)       --
  Dividends in excess of net investment income .............................       --       (0.01)        --     (0.01)    (0.01)
  Distributions from net realized gains ....................................       --          --      (0.29)    (0.44)       --
  Distributions in excess of net realized gains ............................       --       (0.01)        --        --        --
  Return of capital ........................................................       --       (0.06)        --     (0.04)    (0.01)
                                                                              -------     -------    -------   -------    ------
      Total dividends and distributions ....................................       --       (0.14)     (0.38)    (0.50)    (0.02)
                                                                              -------     -------    -------   -------    ------
    Net asset value, end of period .........................................  $ 18.00     $ 13.39    $  8.11   $ 15.11    $11.52
                                                                              =======     =======    =======   =======    ======
TOTAL INVESTMENT RETURN (2) ................................................    34.43%      66.92%    (44.18)%   35.21%    15.93%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................................  $27,001     $21,430    $ 7,296   $16,627    $5,759
  Ratios of expenses to average net assets (5) .............................     1.12%(3)    1.26%      1.34%     1.63%     1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5) .........    (0.51)%(3)   0.52%      0.60%     0.14%     0.01%(3)
  Portfolio turnover rate (6) ..............................................    11.34%      18.36%     14.05%    22.80%     0.00%(4)


*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ..............       --          --         --      1.63%     1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ..........................................       --          --         --      0.13%     0.00%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                   NETHERLANDS
                                                                                                      WEBS
                                                                                                      INDEX
                                                                                                     SERIES
                                                                           -------------------------------------------------------
                                                                               For the
                                                                           six months    For the    For the   For the    For the
                                                                             ended        year       year       year      period
                                                                             02/29/00     ended      ended     ended    03/12/96*-
                                                                           (Unaudited)  08/31/99   08/31/98   08/31/97   08/31/96
                                                                           -----------  --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................................    $ 23.45     $ 23.50   $ 21.42     $17.36     $15.91(1)
                                                                             -------     -------   -------     ------     ------
  Net investment income/(loss) ((DAGGER)) ...............................      (0.09)       0.53      0.25       0.11       0.24
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ...      (0.09)       1.60      3.53       4.79       1.54
                                                                             -------     -------   -------     ------     ------
      Net increase/(decrease) in net assets resulting from operations ...      (0.18)       2.13      3.78       4.90       1.78
                                                                             -------     -------   -------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................         --       (0.43)    (0.16)     (0.10)     (0.14)
  Dividends in excess of net investment income ..........................         --       (0.01)       --      (0.01)     (0.01)
  Distributions from net realized gains .................................         --       (1.42)    (1.47)     (0.71)     (0.08)
  Distributions in excess of net realized gains .........................         --       (0.24)       --         --      (0.01)
  Return of capital .....................................................         --       (0.08)    (0.07)     (0.02)     (0.09)
                                                                             -------     -------   -------     ------     ------
      Total dividends and distributions .................................         --       (2.18)    (1.70)     (0.84)     (0.33)
                                                                             -------     -------   -------     ------     ------
    Net asset value, end of period ......................................    $ 23.27     $ 23.45   $ 23.50     $21.42     $17.36
                                                                             =======     =======   =======     ======     ======
TOTAL INVESTMENT RETURN (2) .............................................      (0.77)%      8.98%    17.41%     28.04%     11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................................    $23,292     $31,685   $22,349     $9,661     $6,962
  Ratios of expenses to average net assets (5) ..........................       1.06%(3)    1.07%     1.12%      1.46%      1.63%(3)
  Ratios of net investment income/(loss) to average net assets (5) ......      (0.75)%(3)   2.20%     1.00%      0.54%      2.93%(3)
  Portfolio turnover rate (6) ...........................................      14.24%      32.13%    15.81%     12.68%      4.32%(4)


*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ...........         --          --        --       1.46%      1.64%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .......................................         --          --        --       0.53%      2.92%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

            See accompanying notes to financial statements.

                                58 & 59

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                               SINGAPORE (FREE)
                                                                                                    WEBS
                                                                                                   INDEX
                                                                                                   SERIES
                                                                        ----------------------------------------------------------
                                                                          For the
                                                                        six months     For the    For the    For the    For the
                                                                           ended        year       year       year      period
                                                                         02/29/00       ended      ended      ended   03/12/96*-
                                                                        (Unaudited)   08/31/99   08/31/98   08/31/97   08/31/96
                                                                        -----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................................  $   7.93     $   3.30    $  8.66    $ 11.38     $12.24(1)
                                                                         --------     --------    -------    -------     ------
  Net investment income/(loss) ((DAGGER)) .............................      0.06         0.05       0.07       0.00**     0.04
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies..     (0.51)        4.70      (5.37)     (2.67)     (0.86)
                                                                         --------     --------    -------    -------     ------
      Net increase/(decrease) in net assets resulting from operations..     (0.45)        4.75      (5.30)     (2.67)     (0.82)
                                                                         --------     --------    -------    -------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................     (0.09)       (0.05)     (0.04)      0.00**    (0.03)
  Dividends in excess of net investment income ........................        --        (0.06)     (0.01)     (0.01)     (0.01)
  Distributions from net realized gains ...............................        --           --         --      (0.02)        --
  Distributions in excess of net realized gains .......................        --           --         --         --         --
  Return of capital ...................................................        --        (0.01)     (0.01)     (0.02)        --
                                                                         --------     --------    -------    -------     ------
      Total dividends and distributions ...............................     (0.09)      (0.12)      (0.06)     (0.05)     (0.04)
                                                                         --------     --------    -------    -------     ------
  Net asset value, end of period ......................................  $   7.39     $   7.93    $  3.30    $  8.66     $11.38
                                                                         ========     ========    =======    =======     ======
TOTAL INVESTMENT RETURN (2) ...........................................     (5.84)%     144.52%    (61.29)%   (23.48)%    (6.73)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................................  $101,280     $113,438    $47,248    $14,722     $9,107
  Ratios of expenses to average net assets (5) ........................      0.92%(3)     0.97%      1.08%      1.43%      1.56%(3)
  Ratios of net investment income/(loss) to average net assets (5) ....      1.54%(3)     0.76%      1.17%      0.03%      0.69%(3)
  Portfolio turnover rate (6) .........................................     27.44%       25.31%     67.17%     13.40%     26.29%(4)

*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers .........        --           --         --       1.43%      1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .....................................        --           --         --       0.03%      0.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                    SPAIN
                                                                                                     WEBS
                                                                                                    INDEX
                                                                                                    SERIES
                                                                          --------------------------------------------------------
                                                                             For the
                                                                           six months   For the    For the    For the     For the
                                                                              ended      year       year       year       period
                                                                            02/29/00     ended      ended      ended    03/12/96*-
                                                                          (Unaudited)  08/31/99   08/31/98    08/31/97   08/31/96
                                                                          -----------  --------   --------    --------   --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................................  $ 25.59     $ 23.84    $ 18.49     $14.09     $13.28(1)
                                                                            -------     -------    -------     ------     ------
  Net investment income/(loss) ((DAGGER)) ................................     0.08        0.09       0.16       0.19       0.14
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ....     2.42        3.14       5.94       5.33       0.98
                                                                            -------     -------    -------     ------     ------
      Net increase/(decrease) in net assets resulting from operations ....     2.50        3.23       6.10       5.52       1.12
                                                                            -------     -------    -------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................       --       (0.07)     (0.12)     (0.12)     (0.18)
  Dividends in excess of net investment income ...........................       --       (0.02)     (0.02)     (0.05)        --
  Distributions from net realized gains ..................................       --       (1.35)     (0.55)     (0.86)     (0.13)
  Distributions in excess of net realized gains ..........................       --          --         --         --         --
  Return of capital ......................................................       --       (0.04)     (0.06)     (0.09)        --
                                                                            -------     -------    -------     ------     ------
      Total dividends and distributions ..................................       --       (1.48)     (0.75)     (1.12)     (0.31)
                                                                            -------     -------    -------     ------     ------
  Net asset value, end of period .........................................  $ 28.09     $ 25.59    $ 23.84     $18.49     $14.09
                                                                            =======     =======    =======     ======     ======
TOTAL INVESTMENT RETURN (2) ..............................................     9.77%      13.39%     32.58%     39.15%      8.45%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................................  $42,142     $36,469    $25,029     $8,321     $4,227
  Ratios of expenses to average net assets (5) ...........................     1.02%(3)    1.04%      1.11%      1.67%      1.76%(3)
  Ratios of net investment income/(loss) to average net assets (5) .......     0.60%(3)    0.31%      0.61%      1.04%      2.04%(3)
  Portfolio turnover rate (6) ............................................    24.23%      16.58%      9.10%     19.21%      4.73%(4)

*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ............       --          --         --       1.67%      1.77%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ........................................       --          --         --       1.04%      2.03%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                SWEDEN
                                                                                                  WEBS
                                                                                                 INDEX
                                                                                                 SERIES
                                                                         ------------------------------------------------------
                                                                          For the
                                                                         six months   For the   For the    For the    For the
                                                                           ended       year      year       year      period
                                                                          02/29/00     ended     ended      ended    03/12/96*-
                                                                         Unaudited)  08/31/99   08/31/98   08/31/97   08/31/96
                                                                         ----------  --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .................................. $ 22.26     $ 18.39   $ 18.32     $14.67     $13.22(1)
                                                                          -------     -------   -------     ------     ------
  Net investment income/(loss) ((DAGGER)) ...............................   (0.14)       0.10      0.10      (0.03)      0.20
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ...   13.54        4.52      0.95       4.45       1.67
                                                                          -------     -------   -------     ------     ------
      Net increase/(decrease) in net assets resulting from operations ...   13.40        4.62      1.05       4.42       1.87
                                                                          -------     -------   -------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................      --       (0.09)    (0.08)        --      (0.23)
  Dividends in excess of net investment income ..........................      --       (0.01)    (0.01)        --      (0.07)
  Distributions from net realized gains .................................   (1.01)      (0.62)    (0.86)     (0.77)     (0.12)
  Distributions in excess of net realized gains .........................      --       (0.01)    (0.01)        --         --
  Return of capital .....................................................      --       (0.02)    (0.02)        --         --
                                                                          -------     -------   -------     ------     ------
      Total dividends and distributions .................................   (1.01)      (0.75)    (0.98)     (0.77)     (0.42)
                                                                          -------     -------   -------     ------     ------
  Net asset value, end of period ........................................ $ 34.65     $ 22.26   $ 18.39     $18.32     $14.67
                                                                          =======     =======   =======     ======     ======
TOTAL INVESTMENT RETURN (2) .............................................   61.38%      25.09%     5.48%     30.10%     14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .................................. $28,584     $20,034   $13,791     $8,243     $4,400
  Ratios of expenses to average net assets (5) ..........................    1.11%(3)    1.13%     1.17%      1.64%      1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5) ......   (1.09)%(3)   0.49%     0.48%     (0.19)%     3.05%(3)
  Portfolio turnover rate (6) ...........................................   52.27%      33.44%    10.88%     13.71%      5.87%(4)

*   Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ...........      --          --        --       1.64%      1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .......................................      --          --        --      (0.19)%     3.04%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

            See accompanying notes to financial statements.

                                60 & 61

FINANCIAL HIGHLIGHTS (concluded)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                 SWITZERLAND
                                                                                                    WEBS
                                                                                                   INDEX
                                                                                                   SERIES
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months     For the    For the    For the    For the
                                                                            ended        year       year       year      period
                                                                          02/29/00       ended      ended      ended   03/12/96*-
                                                                         (Unaudited)   08/31/99   08/31/98   08/31/97   08/31/96
                                                                         -----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................................  $ 15.39      $ 15.55    $ 13.79    $ 12.29     $12.07(1)
                                                                           -------      -------    -------    -------     ------
  Net investment income/(loss) ((DAGGER)) ...............................    (0.08)        0.04      (0.00)**   (0.04)      0.08
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ...    (1.13)        0.19       3.01       2.11       0.24
                                                                           -------      -------    -------    -------     ------
      Net increase/(decrease) in net assets resulting from operations ...    (1.21)        0.23       3.01       2.07       0.32
                                                                           -------      -------    -------    -------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................       --        (0.03)        --         --      (0.10)
  Dividends in excess of net investment income ..........................       --        (0.04)     (0.01)        --         --
  Distributions from net realized gains .................................       --        (0.17)     (1.21)     (0.57)        --
  Distributions in excess of net realized gains .........................       --        (0.14)        --         --         --
  Return of capital .....................................................       --        (0.01)     (0.03)      0.00**       --
                                                                           -------      -------    -------    -------     ------
      Total dividends and distributions .................................       --        (0.39)     (1.25)     (0.57)     (0.10)
                                                                           -------      -------    -------    -------     ------
  Net asset value, end of period ........................................  $ 14.18      $ 15.39    $ 15.55    $ 13.79     $12.29
                                                                           =======      =======    =======    =======     ======
TOTAL INVESTMENT RETURN (2) .............................................    (7.86)%       1.47%     21.24%     16.69%      2.60%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................................  $37,226      $38,499    $29,163    $13,805     $6,158
  Ratios of expenses to average net assets (5) ..........................     1.04%(3)     1.09%      1.15%      1.52%      1.82%(3)
  Ratios of net investment income/(loss) to average net assets (5) ......    (1.04)%(3)    0.24%     (0.03)%    (0.29)%     1.39%(3)
  Portfolio turnover rate (6) ...........................................    32.05%       35.10%     43.09%     48.05%     17.06%(4)

*   Commencement of operations.
**  Less than one cent per share.
 (DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ...........       --           --         --       1.53%      1.83%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .......................................       --           --         --      (0.29)%     1.38%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).




                                                                                                 UNITED KINGDOM
                                                                                                     WEBS
                                                                                                    INDEX
                                                                                                    SERIES
                                                                          --------------------------------------------------------
                                                                            For the
                                                                          six months    For the     For the   For the   For the
                                                                             ended       year        year      year     period
                                                                           02/29/00      ended       ended     ended   03/12/96*-
                                                                          (Unaudited)   08/31/99    08/31/98  08/31/97  08/31/96
                                                                          -----------   --------    --------  --------  --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................................  $  20.25      $ 18.48    $ 16.50   $ 13.15    $ 12.14(1)
                                                                           --------     --------    -------   -------    -------
  Net investment income/(loss) ((DAGGER)) ...............................      0.08         0.44       0.37      0.38       0.21
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and translation
    of other assets and liabilities denominated in foreign currencies ...     (1.20)        2.40       2.12      3.62       1.06
                                                                           --------     --------    -------   -------    -------
      Net increase/(decrease) in net assets resulting from operations ...     (1.12)        2.84       2.49      4.00       1.27
                                                                           --------     --------    -------   -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................        --        (0.36)     (0.29)    (0.32)     (0.20)
  Dividends in excess of net investment income ..........................        --        (0.01)     (0.04)    (0.06)     (0.03)
  Distributions from net realized gains .................................     (0.40)       (0.60)     (0.11)    (0.17)      0.00**
  Distributions in excess of net realized gains .........................        --        (0.02)        --        --         --
  Return of capital .....................................................        --        (0.08)     (0.07)    (0.10)     (0.03)
                                                                           --------     --------    -------   -------    -------
      Total dividends and distributions .................................     (0.40)       (1.07)     (0.51)    (0.65)     (0.26)
                                                                           --------     --------    -------   -------    -------
  Net asset value, end of period ........................................  $  18.73     $  20.25    $ 18.48   $ 16.50    $ 13.15
                                                                           ========     ========    =======   =======    =======
TOTAL INVESTMENT RETURN (2) .............................................     (5.73)%      15.33%     14.98%    30.48%     10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................................  $116,160     $113,402    $62,846   $29,721    $15,790
  Ratios of expenses to average net assets (5) ..........................      0.95%(3)     0.97%      1.03%     1.38%      1.61%(3)
  Ratios of net investment income/(loss) to average net assets (5) ......      0.81%(3)     2.16%      1.90%     2.47%      3.62%(3)
  Portfolio turnover rate (6) ...........................................     19.44%       13.24%      2.83%     1.84%      0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
 (DAGGER) Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers ...........        --           --         --      1.38%      1.62%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .......................................        --           --         --      2.47%      3.61%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



            See accompanying notes to financial statements.

                                62 & 63

NOTES TO FINANCIAL STATEMENTS (Unaudited)                  WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company.

     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS INDEX SERIES                                        SYMBOL
         ----------------------                                  --------
         Australia WEBS Index Series                               EWA
         Austria WEBS Index Series                                 EWO
         Belgium WEBS Index Series                                 EWK
         Canada WEBS Index Series                                  EWC
         France WEBS Index Series                                  EWQ
         Germany WEBS Index Series                                 EWG
         Hong Kong WEBS Index Series                               EWH
         Italy WEBS Index Series                                   EWI
         Japan WEBS Index Series                                   EWJ
         Malaysia (Free) WEBS Index Series                         EWM
         Mexico (Free) WEBS Index Series                           EWW
         Netherlands WEBS Index Series                             EWN
         Singapore (Free) WEBS Index Series                        EWS
         Spain WEBS Index Series                                   EWP
         Sweden WEBS Index Series                                  EWD
         Switzerland WEBS Index Series                             EWL
         United Kingdom WEBS Index Series                          EWU

     On December 9, 1999,  the  following  WEBS Index  Series were  established:
Brazil (Free) WEBS Index Series; EMU WEBS Index Series; Greece WEBS Index Series; Indonesia (Free) WEBS Index Series; Korea WEBS Index Series; Portugal WEBS Index Series; South Africa WEBS Index Series; Taiwan WEBS Index Series; Thailand (Free) WEBS Index Series; Turkey WEBS Index Series and USA WEBS Index Series. The new WEBS Index Series have not commenced operations.

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends).

     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. WEBS of the Malaysia (Free) WEBS Index Series are not currently being offered. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada WEBS Index Series, the EMU WEBS Index Series, the Japan WEBS Index Series, the United Kingdom WEBS Index Series and the USA WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act.

SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

     If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1998 will be treated for tax purposes as arising on September 1, 1999. Each WEBS Index Series incurred and will elect to defer such losses as follows:

                                         FOREIGN EXCHANGE  NET REALIZED CAPITAL
     WEBS INDEX SERIES                        LOSSES              LOSSES
     -------------------                 ----------------  --------------------
     Australia WEBS Index Series             $    --            $  635,689
     Austria WEBS Index Series               $ 6,761            $  433,748
     Belgium WEBS Index Series               $29,990            $       --
     Canada WEBS Index Series                $    --            $       --
     France WEBS Index Series                $17,090            $       --
     Germany WEBS Index Series               $30,583            $       --
     Hong Kong WEBS Index Series             $ 1,249            $1,929,343
     Italy WEBS Index Series                 $ 8,064            $       --
     Japan WEBS Index Series                 $    --            $  199,159
     Malaysia (Free) WEBS Index Series       $57,261            $2,976,252
     Mexico (Free) WEBS Index Series         $ 1,599            $   92,305
     Netherlands WEBS Index Series           $57,894            $       --
     Singapore (Free) WEBS Index Series      $    --            $  523,937
     Spain WEBS Index Series                 $29,328            $       --
     Sweden WEBS Index Series                $    --            $       --
     Switzerland WEBS Index Series           $29,055            $       --
     United Kingdom WEBS Index Series        $63,025            $       --

     In addition, each of the following WEBS Index Series has a capital loss carryover which will expire as follows:

                                                2006               2007
                                              --------          ----------
      Australia WEBS Index Series             $     --          $  674,888
      Austria WEBS Index Series               $     --          $    4,273
      Hong Kong WEBS Index Series             $     --          $5,876,138
      Japan WEBS Index Series                 $165,085          $  592,342
      Malaysia (Free) WEBS Index Series       $ 13,817          $9,010,668
      Singapore (Free) WEBS Index Series      $ 46,119          $7,619,991

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION

     The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i)Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

     Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate.

     Effective January 1, 1999, the Austria, Belgium, France, Germany, Italy, Netherlands, and Spain WEBS Index Series are converted into U.S. Dollars using the Euro exchange rate.

     Each WEBS Index Series generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Each WEBS Index Series reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 1999, each WEBS Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each of the seventeen original WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

FEE ARRANGEMENTS

     The Fund has an Advisory Agreement (the "Advisory Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion. (See Subsequent Events Note)

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series.

     Prior to February 1, 2000, for its services to the WEBS Index Series, the Administrator received an aggregate fee equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion.

     Effective February 1, 2000, for its services to the WEBS Index Series, the Administrator receives an aggregate fee equal to each WEBS Index Series' allocable portion of: .15% per annum of the aggregate average daily net assets of the Fund up to $3 billion; plus .10% per annum of the aggregate average daily net assets of the Fund between $3 billion and $4.5 billion and .095% of the aggregate average daily net assets of the Fund in excess of $4.5 billion. The Administrator will receive a minimum monthly fee of .05% of the aggregate average daily net assets of the Fund plus $106,250.

     PFPC and the Fund are party to a Sub-Administration Agreement with Morgan Stanley & Co. Incorporated ("MS&Co."). The Administrator pays MS&Co. a fee of
 .05% of the average daily net assets of the Fund for its sub-administration services.

     PFPC, Inc., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the average daily net assets of each of such WEBS Index Series.

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, Funds Distributor, Inc. ("the Distributor") is paid an annual fee of up to .25% of the average daily net assets of each WEBS Index Series as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series. For its services to the WEBS Index Series, the Distributor currently receives an annual fee under the Rule 12b-1 Plan of .20% of the average daily net assets of each WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee. (See Subsequent Events Note)

     The Chase Manhattan Bank ("Chase") serves as global custodian as well as the Securities Lending Agent to each of the WEBS Index Series. Prior to February 1, 1999, for its custody services to each WEBS Index Series, Chase was paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.09%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.065%); France WEBS Index Series (.09%); Germany WEBS Index Series (.09%); Hong Kong WEBS Index Series (.11%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.11%); Mexico (Free) WEBS Index Series (.23%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.065%).

     Effective February 1, 1999, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, Chase was paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.07%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.05%); France WEBS Index Series (.09%); Germany WEBS Index Series (.08%); Hong Kong WEBS Index Series (.10%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.10%); Mexico (Free) WEBS Index Series
(.15%); Netherlands WEBS Index Series (.09%); Singapore WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.05%).

--------------------------------------------------------------------------------

     Effective February 1, 2000, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, Chase is now paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.05%); Austria WEBS Index Series (.06%); Belgium WEBS Index Series (.05%); Canada WEBS Index Series (.02%); France WEBS Index Series (.05%); Germany WEBS Index Series (.04%); Hong Kong WEBS Index Series (.04%); Italy WEBS Index Series (.05%); Japan WEBS Index Series (.026%); Malaysia (Free) WEBS Index Series (.07%); Mexico (Free) WEBS Index Series (.15%); Netherlands WEBS Index Series (.04%); Singapore WEBS Index Series (.05%); Spain WEBS Index Series (.05%); Sweden WEBS Index Series (.05%); Switzerland WEBS Index Series (.05%); and United Kingdom WEBS Index Series (.01%).

     Chase also receives certain fees for each transaction of each of the WEBS Index Series and is reimbursed for certain out-of-pocket expenses.

     The Fund pays each director who is not an "affiliated person" (as defined in the 1940 Act) of the Adviser an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. The Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at the Board of Directors meetings.

FOREIGN CURRENCY

     At February 29, 2000, each WEBS Index Series' cash balance included the following amount of foreign currency:

     WEBS INDEX SERIES                          COST            VALUE
     ------------------                     ------------     ----------
     Australia WEBS Index Series             $  331,316      $  313,663
     Austria WEBS Index Series               $   29,631      $   29,147
     Belgium WEBS Index Series               $  103,571      $  103,131
     Canada WEBS Index Series                $   23,353      $   23,295
     France WEBS Index Series                $   22,726      $   21,828
     Germany WEBS Index Series               $  537,675      $  528,885
     Hong Kong WEBS Index Series             $  396,545      $  396,535
     Italy WEBS Index Series                 $  336,960      $  336,960
     Japan WEBS Index Series                 $1,367,249      $1,367,273
     Malaysia (Free) WEBS Index Series       $1,470,963      $1,529,336
     Mexico (Free) WEBS Index Series         $   57,008      $   57,364
     Netherlands WEBS Index Series           $      115      $      113
     Singapore (Free) WEBS Index Series      $8,464,003      $8,457,673
     Spain WEBS Index Series                 $  339,620      $  339,608
     Sweden WEBS Index Series                $  186,620      $  186,620
     Switzerland WEBS Index Series           $       28      $       28
     United Kingdom WEBS Index Series        $  537,331      $  528,407

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of that WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. Each WEBS Index Series receives cash collateral and may invest such collateral in short-term investments and bear the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. Prior to February 1, 1999, for its services as the securities lending agent, the Fund paid Chase, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned. Effective February 1, 1999, the securities lending fee paid to Chase was reduced to 40% of such net investment income.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------


     The market values of securities on loan to broker/dealers at February 29, 2000, and the cash collateral received with respect to such loans were as follows:

                                                  CASH
                                               COLLATERAL       MARKET VALUE OF
      WEBS INDEX SERIES                         RECEIVED       LOANED SECURITIES
      ------------------                      ------------     -----------------
      Australia WEBS Index Series             $ 10,346,982       $  9,561,296
      Austria WEBS Index Series               $         --       $         --
      Belgium WEBS Index Series               $         --       $         --
      Canada WEBS Index Series                $    642,950       $    621,638
      France WEBS Index Series                $ 19,465,330       $ 18,665,794
      Germany WEBS Index Series               $  5,291,310       $  5,063,807
      Hong Kong WEBS Index Series             $  8,082,000       $  7,658,894
      Italy WEBS Index Series                 $ 24,393,700       $ 23,017,240
      Japan WEBS Index Series                 $110,869,453       $104,619,858
      Malaysia (Free) WEBS Index Series       $         --       $         --
      Mexico (Free) WEBS Index Series         $  4,214,500       $  3,911,619
      Netherlands WEBS Index Series           $         --       $         --
      Singapore (Free) WEBS Index Series      $ 12,857,750       $ 12,380,190
      Spain WEBS Index Series                 $  5,668,634       $  5,405,896
      Sweden WEBS Index Series                $         --       $         --
      Switzerland WEBS Index Series           $         --       $         --
      United Kingdom WEBS Index Series        $         --       $         --

CAPITAL SHARES

     Prior to December 9, 1999, the Fund was authorized to issue 6 billion shares of capital stock, with the following number of shares allocated to each WEBS Index Series; Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore (Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares).

     Effective December 9, 1999, the Fund's authorized shares were increased from 6 billion to 10.9 billion shares of capital stock. The following number of shares were allocated to each WEBS Index Series: Brazil (Free) WEBS Index Series (500 million shares); EMU WEBS Index Series (500 million shares); Greece WEBS Index Series (200 million shares); Indonesia (Free) WEBS Index Series (200 million shares); Korea WEBS Index Series (200 million shares); Portugal WEBS Index Series (200 million shares); South Africa WEBS Index Series (200 million shares); Taiwan WEBS Index Series (200 million shares); Thailand (Free) WEBS Index Series (200 million shares); Turkey WEBS Index Series (200 million shares); and the USA WEBS Index Series (500 million shares). The new WEBS Index Series have not commenced operations.

     The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is generally the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). In addition, certain WEBS Index Series may include securities that are not in its respective MSCI Index in the Basket Securities. Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

--------------------------------------------------------------------------------

     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Shares of the Malaysia (Free) WEBS Index Series are not currently being offered. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee (except that redemptions of Creation Units of the Malaysia (Free) WEBS Index Series are paid only in Malaysian Ringgits to shareholders that have established an appropriate account with a duly licensed Malaysian financial institution and acknowledged certain risks and restrictions,) and except that residents of Australia and New Zealand are paid redemption proceeds in cash only. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

     At August 31, 1999 the Fund had entered into a Term Loan Agreement with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Loan, any of the WEBS Index Series could request an advance of the full amount of the $25,000,000 term loan; provided, however, that:

      (i)Total outstanding loans to all WEBS Index Series under the Term Loan may not exceed $25,000,000 and

     (ii)The aggregate amount outstanding under the Term Loan to any one WEBS Index Series may not exceed the lowest of (a) $25,000,000, (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular loan. Advances made under the Term Loan were due and payable on September 30, 1999 and bore interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%.

     The Term Loan Agreement with PNC Bank was terminated effective September 30, 1999, therefore, there were no outstanding advances under loan arrangements at February 29, 2000.

                                    AVERAGE ADVANCES      AVERAGE     NUMBER OF DAYS
                                       OUTSTANDING       INTEREST  ADVANCES OUTSTANDING
    WEBS INDEX SERIES               DURING THE PERIOD      RATE      DURING THE PERIOD
    -----------------------        ------------------  -----------  -------------------
    Australia WEBS Index Series         $  985,000         6.29%          29
    Austria WEBS Index Series           $   82,000         6.30%          21
    Belgium WEBS Index Series           $1,663,000         6.30%          21
    Canada WEBS Index Series            $  355,111         6.35%          36
    Germany WEBS Index Series           $1,210,000         6.30%          21
    Hong Kong WEBS Index Series         $1,370,000         6.30%          22
    Italy WEBS Index Series             $4,490,000         6.35%          36
    Japan WEBS Index Series             $  458,000         6.30%          22
    Mexico (Free) WEBS Index Series     $   67,000         6.30%          21
    Netherlands WEBS Index Series       $2,274,611         6.35%          36
    Singapore (Free) WEBS Index Series  $   56,000         6.30%          22
    Spain WEBS Index Series             $1,341,000         6.29%          29
    Sweden WEBS Index Series            $  578,000         6.29%          29
    Switzerland WEBS Index Series       $  897,000         6.29%          29
    United Kingdom WEBS Index Series    $5,014,000         6.29%          29


                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the six months ended February 29, 2000:

                                        PURCHASES OF        SALES OF
    WEBS INDEX SERIES                    SECURITIES        SECURITIES
    --------------------                ------------      ------------
    Australia WEBS Index Series         $  9,521,058      $  9,980,345
    Austria WEBS Index Series           $  2,066,667      $  2,183,631
    Belgium WEBS Index Series           $  6,170,270      $  5,906,327
    Canada WEBS Index Series            $  3,952,782      $  4,024,319
    France WEBS Index Series            $ 12,283,274      $ 12,954,309
    Germany WEBS Index Series           $ 57,021,427      $ 56,825,297
    Hong Kong WEBS Index Series         $  3,039,587      $  3,327,289
    Italy WEBS Index Series             $ 18,496,418      $ 19,285,339
    Japan WEBS Index Series             $187,280,991      $195,538,382
    Malaysia (Free) WEBS Index Series   $         --      $    319,914
    Mexico (Free) WEBS Index Series     $  2,665,755      $  2,643,842
    Netherlands WEBS Index Series       $  3,890,623      $  4,134,272
    Singapore (Free) WEBS Index Series  $ 31,262,238      $ 31,860,823
    Spain WEBS Index Series             $  9,351,957      $ 10,934,206
    Sweden WEBS Index Series            $ 11,409,485      $ 13,168,554
    Switzerland WEBS Index Series       $ 19,010,080      $ 12,212,337
    United Kingdom WEBS Index Series    $ 22,852,545      $ 30,191,186

FOREIGN INCOME TAXES

     For the six months ended February 29, 2000, the WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                        FOREIGN
                                      WITHHOLDING
    WEBS INDEX SERIES                     TAX
    ---------------------             ------------
    Australia WEBS Index Series         $ 47,990
    Austria WEBS Index Series           $  1,297
    Belgium WEBS Index Series           $  1,420
    Canada WEBS Index Series            $ 12,211
    France WEBS Index Series            $  3,326
    Germany WEBS Index Series           $ 13,575
    Hong Kong WEBS Index Series         $     --
    Italy WEBS Index Series             $ 32,314
    Japan WEBS Index Series             $343,039
    Malaysia (Free) WEBS Index Series   $     --
    Mexico (Free) WEBS Index Series     $  5,571
    Netherlands WEBS Index Series       $  6,166
    Singapore (Free) WEBS Index Series  $     --
    Spain WEBS Index Series             $ 48,173
    Sweden WEBS Index Series            $     --
    Switzerland WEBS Index Series       $     --
    United Kingdom WEBS Index Series    $114,334

--------------------------------------------------------------------------------

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     With respect to the two most heavily weighted industries or groups of industries in the benchmark index of a WEBS Index Series, the WEBS Index Series will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

MALAYSIAN REPATRIATION RESTRICTIONS

     Bank Negara Malaysia, the central bank of Malaysia, announced measures on September 1, 1998 that significantly restricted the rights of non-residents (such as the Fund) with respect to transactions in Malaysian securities. The "Measures to Regain Monetary Independence" were intended to insulate Malaysia from the problems confronting the international financial markets and the then escalation of regional contagion effects. The measures affected a number of areas in addition to trading in securities, including dealings in foreign currency, general payments, exports of goods, credit facilities and investments abroad.

     Certain restrictions imposed by the capital controls at September 1, 1998 were as follows:

      o Ringgit-denominated securities had to be deposited with authorized depositories and any transactions in ringgit-denominated securities held by non-residents had to be transacted through an authorized depository for good delivery;

      o All payments by non-residents for any security registered in Malaysia had to be made (a) in a foreign currency or (b) in ringgit from an "external account";

      o All proceeds in ringgit received by a non-resident from the sale of any security registered in Malaysia had to be retained in an external account, unless the security was held for more than one year (in which case proceeds from the sale of the security either could be immediately converted to a foreign currency or credited to the external account); and

      o The use of funds in an external account was limited to the purchase of ringgit assets in Malaysia.

     On September 3, 1998, the Malaysia (Free) WEBS Index Series ("Malaysia Series") announced that it was unable to exchange Creation Units of WEBS principally on an in-kind basis. In such circumstances, the Fund temporarily suspended new creations of Creation Units of WEBS of its Malaysia Series.

     Effective February 4, 1999, the Malaysian Central Bank announced a system of graduated exit levies and profit taxes that replaced the prior repatriation restrictions. In general, capital invested in Malaysia prior to February 15, 1999 had to be repatriated subject to a graduated levy based on the duration of the investment:

                -- Capital repatriated by March 31, 1999 -- 30% Levy

                -- Capital repatriated by May 30, 1999 -- 20% Levy

                -- Capital repatriated by August 31, 1999 -- 10% Levy

                -- Capital repatriated subsequent to August 31, 1999 -- 0% Levy

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

     Profits on capital invested prior to February 15, 1999 could be repatriated without the payment of any levy, but were subject to a 10% levy if they were repatriated from investments made after twelve months after the principal entered Malaysia. Capital invested in Malaysia on or subsequent to February 15, 1999 would not be subject to levies upon repatriation of capital. However capital invested in Malaysia after February 15, 1999 would be subject to a 30% levy on profit repatriated within twelve months from the date it was earned. Profit repatriated after twelve months would be subject to a 10% levy.

     Effective February 17, 1999, the Malaysia Series announced that it is able to honor requests for the redemption of Creation Units through the delivery of Malaysian ringgits only. The Malaysia Series is now permitted to transfer
Malaysian ringgits representing redemption proceeds from its account to a redeeming investor's account maintained at a duly licensed Malaysian financial institution. Investors that redeem Creation Units of the Malaysia Series at different times may be subject to significantly different economic consequences, depending on how the Malaysian exit levies and profit taxes are applied, including the extent to which, if any, the Malaysian authorities trace the sources of ringgits paid to redeeming investors by the Malaysian Series. The redeeming holder of Creation Units of the Malaysia Series must open a ringgit denominated account in Malaysia in its own name to accept ringgit proceeds. The Fund also announced that, for the time being, it is continuing the suspension of sales of Creation Units of the Malaysia Series. The continued suspension of creations, and the limitations under Malaysian law on effecting in-kind redemptions and on repatriating redemption proceeds in ringgits, are likely to cause the Malaysia Series to continue to trade at larger discounts or premiums to net asset value than they were prior to September 1, 1998, and such discounts or premiums may be material.

     The "official" exchange rate of 3.8 ringgits per U.S. dollar was fixed by Malaysian regulatory authorities on September 2, 1998 in connection with the capital controls imposed by the Malaysian government. The Malaysia (Free) WEBS Index Series converted ringgits to U.S. dollars in computing its net asset value as follows: September 2 through September 4, 1998, 3.8; September 8 to September 30, 1998, 4.0; October 1 to October 8 at 4.47 and October 9 to March 31, 1999 at
5.07. Effective April 1, 1999 the Malaysia (Free) WEBS Index Series used a foreign exchange rate of 3.8 ringgits per U.S. dollar in computing its net asset value per share. These rates were determined in good faith in accordance with the Fund's policies for the valuation of foreign currency. The Malaysia (Free) WEBS Index Series may use different exchange rates for computing its net asset value in the future.

     On September 21, 1999 Bank Negara Malaysia announced that the levy imposed on transactions on investments in Malaysian securities on or before February 14, 1999 had been removed. Repatriations of monies invested on or after February 15, 1999 will be subject to a standard levy of 10% of the amount attributable to profit.

SUBSEQUENT EVENTS

     At a January 28, 2000 Special Meeting of the Board of Directors of the Fund, the Board considered and approved, and recommended to shareholders for their approval at a Special Meeting of Shareholders to be held on May 5, 2000, amendments to the Advisory Agreement between the Fund and the Adviser. The amendments provide for a revised investment advisory fee to be paid to the Adviser that would generally fix the expense ratio of each WEBS Index Series at
 .59% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets for a total expense ratio of .84% of average daily net assets.

     The proposed Advisory Agreement would amend the Advisory Agreement in several respects. It provides that the Fund will continue to be responsible for its expenses, but that the Adviser will receive from the Fund the difference between the Fund's expenses (except for expenses incurred in connection with the execution of portfolio transactions; expenses incurred in connection with the Fund's Rule 12b-1 Distribution Plan; litigation expenses; taxes; any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense; and the advisory fee itself) and .59% per annum of the aggregate net assets of the Developed Country Series (the seventeen WEBS Index Series that are currently operational plus the EMU and USA Index Series) less than or equal to $7.0 billion, plus .54% per annum of the aggregate net assets of the Developed Country Series between $7.0 billion and $11.0 billion, plus .49% per annum of the aggregate net assets of the Developed Country Series in excess of $11.0 billion. The Adviser would be responsible for any expenses of the Fund (other than the exceptions listed above) that would cause the Fund's expenses to exceed such levels. The effect of the proposed amendments, at current asset levels and assuming no litigation expenses, taxes or extraordinary expenses, would be an expense ratio of .84% for each of the Fund's 17 initial WEBS Index Series (that is, .59% as contemplated by the proposed Advisory Agreement plus .25% under the Fund's Rule 12b-1 Distribution Plan)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)
--------------------------------------------------------------------------------

     At the January 28, 2000 meeting, the Board also approved, upon the recommendation of the Adviser, the termination of Funds Distributor, Inc. ("FDI") as distributor for the Fund and the appointment of SEI Investments Distribution Company ("SEI") as distributor, which became effective on March 27, 2000. The distribution agreement between the Fund and SEI is substantially identical to the Fund's former agreement with FDI. In addition, the Board approved the removal of the previous limitation on annual distribution fees paid by a WEBS Index Series under the Fund's Rule 12b-1 Distribution Plan (up to .20% of the average daily net assets of the WEBS Index Series) effective at the time that SEI became the Fund's distributor. Each WEBS Index Series may pay annual distribution fees of up to .25% of the average daily net assets of the WEBS Index Series under the Rule 12b-1 Distribution Plan. The Directors also approved, upon the recommendation of the Adviser, a Marketing and Consulting Agreement (the "Marketing Agreement") with FDI. The Marketing Agreement provides that FDI will provide certain marketing and consulting services in connection with the distribution of the Fund's shares for a period of three years after the date that SEI became the Fund's distributor, in return for a fee of .035% of the average daily net assets of the Fund's 17 initial WEBS Index Series. Such fee is to be paid pursuant to the Fund's Rule 12b-1 Distribution Plan. The Adviser informed the Board that it had agreed to make payments aggregating $500,000 to FDI in return for certain assets and services and in connection with the transition of the distribution function for the Fund from FDI to SEI. Accordingly, effective March 27, 2000, SEI is paid an annual fee of .25% of the average daily net assets of each WEBS Index Series. In addition, effective March 27, 2000, the Advisory fee received by the Adviser is .17% per annum up to aggregate net assets of $1.7 billion; plus .05% per annum of aggregate net assets over $1.7 billion. The advisory fee arangements described in the preceding paragraph will become effective in respect of a WEBS Index Series upon approval of the proposed Advisory Agreement by the shareholders of such Series.

     At the January 28, 2000 Special Meeting, the Board considered and approved and recommended to shareholders for their approval at the Special Meeting of Shareholders to be held on May 5, 2000 that the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEB Index Series be changed from diversified to non-diversified open end management investment companies.

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                              WEBS INDEX FUND, INC.


                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS


                                  ADMINISTRATOR
                                    PFPC INC.


                                   DISTRIBUTOR
                      SEI INVESTMENTS DISTRIBUTION COMPANY


                                 TRANSFER AGENT
                                    PFPC INC.


                     CUSTODIAN AND SECURITIES LENDING AGENT
                            THE CHASE MANHATTAN BANK



                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809